Contenido

Estados Financieros Consolidados

ESTADOS INTERMEDIOS DE SITUACIÓN FINANCIERA CONSOLIDADOS	3
ESTADOS INTERMEDIOS CONSOLIDADOS DE RESULTADOS	4
ESTADOS INTERMEDIOS CONSOLIDADOS DE RESULTADOS INTEGRALES	5
ESTADOS INTERMEDIOS DE CAMBIOS EN EL PATRIMONIO	6
ESTADOS INTERMEDIOS CONSOLIDADOS DE FLUJOS DE EFECTIVO	7
NOTA N°01 - PRINCIPALES CRITERIOS CONTABLES UTILIZADOS:	9
NOTA N°02 - CAMBIOS CONTABLES:	38
NOTA N°03 - HECHOS RELEVANTES:	39
NOTA N°04 - SEGMENTOS DE NEGOCIO:	43
NOTA N°05 - EFECTIVO Y EQUIVALENTE DE EFECTIVO:	50
NOTA N°06 - INSTRUMENTOS PARA NEGOCIACIÓN:	51
NOTA N°07 - CONTRATOS DE DERIVADOS FINANCIEROS Y COBERTURAS CONTABLES:	52
NOTA N°08 - ADEUDADO POR BANCOS:	58
NOTA N°09 - CRÉDITOS Y CUENTAS POR COBRAR A CLIENTES:	59
NOTA N°10 - INSTRUMENTOS DE INVERSIÓN:	63
NOTA N°11 - INTANGIBLES:	64
NOTA N°12 - ACTIVO FIJO:	65
NOTA N°13 - IMPUESTOS CORRIENTES E IMPUESTOS DIFERIDOS:	68
NOTA N°14 - OTROS ACTIVOS:	71
NOTA N°15 - DEPÓSITOS Y OTRAS CAPTACIONES:	72
NOTA N°16 - INSTRUMENTOS DE DEUDA EMITIDOS Y OTRAS OBLIGACIONES:	73
NOTA N°17 - VENCIMIENTO DE ACTIVOS Y PASIVOS:	78
NOTA N°18 - OTROS PASIVOS:	80
NOTA N°19 - CONTINGENCIAS Y COMPROMISOS:	81
NOTA N°20 - REQUERIMIENTOS DE CAPITAL (BASILEA):	83
NOTA N°21 - INTERÉS NO CONTROLADOR:	85
NOTA N°22 - INTERESES Y REAJUSTES:	89
NOTA N°23 - COMISIONES:	91
NOTA N°24 - RESULTADOS DE OPERACIONES FINANCIERAS:	92
NOTA N°25 - RESULTADO NETO DE CAMBIO:	92
NOTA N°26 - PROVISIONES POR RIESGO DE CRÉDITO:	93
NOTA N°27 - REMUNERACIONES Y GASTOS DEL PERSONAL:	95
NOTA N°28 - GASTOS DE ADMINISTRACIÓN:	96
NOTA N°29 - DEPRECIACIONES Y AMORTIZACIONES:	97
NOTA N°30 - OTROS INGRESOS Y GASTOS OPERACIONALES:	98
NOTA N°31 - OPERACIONES CON PARTES RELACIONADAS:	100
NOTA N°32 - VALOR RAZONABLE DE ACTIVOS Y PASIVOS FINANCIEROS:	105
NOTA N°33 - HECHOS POSTERIORES:	108

BANCO SANTANDER CHILE Y AFILIADAS
ESTADOS INTERMEDIOS DE SITUACIÓN FINANCIERA CONSOLIDADOS
Por los períodos terminados al

		Al 30 de	Al 31 de
		Septiembre de	Diciembre de
	NOTA	2010	2009
		MM$	MM$

ACTIVOS
Efectivo y depósitos en bancos	5	1.522.587	2.043.458
Operaciones con liquidación en curso	5	485.262	468.134
Instrumentos para negociación	6	397.342 .342	798.539
Contratos de retrocompra y préstamos de valores		64.995	14.020
Contratos de derivados financieros	7	1.656.370	1.393.878
Adeudado por bancos	8	72.184	23.370
Créditos y cuentas por cobrar a clientes	9	14.803.186	13.378.379
Instrumentos de inversión disponibles para la venta	10	1.601.025	1.830.090
Instrumentos de inversión hasta el vencimiento	10	-	-
Inversiones en sociedades		7.301	7.417
Intangibles	11	69.975	77.260
Activo fijo	12	160.435	184.122
Impuestos corrientes	13	5.948	4.541
Impuestos diferidos	13	137.958	95.229
Otros activos	14	653.285	452.559
TOTAL ACTIVOS		21.637.853	20.770.996

PASIVOS
Depósitos y otras obligaciones a la vista	15	3.991.732	3.533.534
Operaciones con liquidación en curso	5	426.453	275.474
Contratos de retrocompra y préstamos de valores		149.960	1.114.605
Depósitos y otras captaciones a plazo	15	7.155.213	7.175.257
Contratos de derivados financieros	7	1.652.195	1.348.906
Obligaciones con bancos		1.728.001	2.046.790
Instrumentos de deuda emitidos	16	3.979.448	2.924.676 .676
Otras obligaciones financieras	16	164.204	146.911
Impuestos corrientes	13	28.487	63.831
Impuestos diferidos	13	3.892	3.380
Provisiones		205.255	186.121
Otros pasivos	18	366.074	263.396

TOTAL PASIVOS		19.850.914	19.082.881

PATRIMONIO

Atribuible a propietarios del Banco:		1.757.340	1.658.316
Capital		891.303	891.303
Reservas		51.539	51.539
Cuentas de valoración		(13.928)	(26.804)
Utilidades retenidas		828.426	742.278
Utilidades retenidas de ejercicios anteriores		560.128	440.401
Utilidad (pérdida) del ejercicio		383.283	431.253
Menos: Provisión para dividendos mínimos		(114.985)	(129.376)
Interés no controlador	21	29.599	29.799

TOTAL PATRIMONIO		1.786.939	1.688.115

TOTAL PASIVOS Y PATRIMONIO		21.637.853	20.770.996

BANCO SANTANDER CHILE Y AFILIADAS
ESTADOS INTERMEDIOS CONSOLIDADOS DE RESULTADOS

		Por el trimestre		Por el período de 09 meses
		terminado al		terminado al 30 de
		30 de Septiembre de		Septiembre de
		2010	2009	2010	2009
	NOTA	MM$	MM$	MM$	MM$

RESULTADOS OPERACIONALES

Ingresos por intereses y reajustes	22	355.445	279.880	1.045.602	865.415
Gastos por intereses y reajustes	22	(119.771)	(62.627)	(337.748)	(234.278)

Ingreso neto por intereses y reajustes		235.674	217.253	707.854	631.137

Ingresos por comisiones	23	85.379	79.584	247.346	235.424
Gastos por comisiones	23	(18.943)	(14.828)	(53.401)	(45.892)

Ingreso neto de comisiones		66.436	64.756	193.945	189.532

Utilidad neta de operaciones financieras	24	(45.068)	51.447	51.946	52.013
Utilidad (pérdida) de cambio neta	25	66.781	(19.937)	24.381	77.968
Otros ingresos operacionales	30	34.560	3.219	60.576	8.645

Total Ingresos operacionales		358.383	316.738	1.038.702	959.295

Provisiones por riesgo de crédito	26	(82.687)	(79.122)	(208.826)	(266.093)

INGRESO OPERACIONAL NETO		275.696	237.616	829.876	693.202

Remuneraciones y gastos del personal	27	(63.330)	(55.751)	(184.921)	(167.846)
Gastos de administración	28	(37.983)	(34.955)	(109.743)	(102.661)
Depreciaciones y amortizaciones	29	(11.294)	(12.069)	(36.227)	(34.655)
Deterioro	12	(963)	-	(4.665)	-
Otros gastos operacionales	30	(22.075)	(1.922)	(52.279)	(29.632)

Total Gastos operacionales		(135.645)	(104.697)	(387.835)	(334.794)

RESULTADO OPERACIONAL		140.051	132.919	442.041	358.408

Resultado por inversiones en sociedades		832	97	1.175	863

Resultado antes de impuesto a la renta		140.883	133.016	443.216	359.271

Impuesto a la renta	13	(14.109)	(22.439)	(60.032)	(60.514)

UTILIDAD CONSOLIDADA DEL EJERCICIO		126.774	110.577	383.184	298.757

Atribuible a:
Propietarios del Banco	27	125.356	109.901	383.283	293.944
Interés no controlador	27	1.418	676	(99)	4.813

Utilidad por acción atribuible a propietarios del banco
(expresada en pesos)
Utilidad Básica		0,665	0,583	2,034	1,5598
Utilidad Diluida		0,665	0,583	2,034	1,5598

BANCO SANTANDER CHILE Y AFILIADAS
ESTADOS INTERMEDIOS CONSOLIDADOS DE RESULTADOS INTEGRALES

		Por el trimestre terminado al		Por el período de 09 meses terminado al
		30 de Septiembre de		30 de Septiembre de
		2010	2009	2010	2009
	NOTA	MM$	MM$	MM$	MM$

UTILIDAD CONSOLIDADA DEL EJERCICIO		126.774	110.577	383.184	298.757

OTROS RESULTADOS INTEGRALES

Instrumentos de inversión disponibles para la venta	10	(2.924)	(13.029)	4.796	(2.791)
Coberturas de flujo de efectivo		7.433	(10.085)	10.306	(27.502)

Otros resultados integrales antes de impuesto a la renta		4.509	(23.114)	15.102	(30.293)

Impuesto a la renta relacionado con otros resultados integrales	13	(524)	3.930	(2.325)	5.150

Total de otros resultados integrales		3.985	(19.184)	12.777	(25.143)

RESULTADOS INTEGRALES CONSOLIDADOS DEL EJERCICIO		130.759	91.393	395.961	273.614

Atribuible a:
Propietarios del Banco		129.621	91.099	396.159	268.495
Interés no controlador		1.138	294	(198)	5.119

BANCO SANTANDER CHILE Y AFILIADAS
ESTADOS INTERMEDIOS DE CAMBIOS EN EL PATRIMONIO
Por los períodos terminados al 30 de Septiembre de 2010 y 2009 (en millones de pesos)

		RESERVAS		CUENTAS DE VALORACIÓN			UTILIDADES RETENIDAS
							Utilidades
		Reservas y otras					retenidas de			Total atribuible a
		utilidades	Fusión de sociedades bajo	Instrumentos de Inversión	Coberturas de	Impuesto a la	ejercicios	Utilidades del	Provisión para	propietarios del	Interés no	TOTAL
	Capital	retenidas	control común	Disponibles para la Venta	Flujo de Efectivo	renta	anteriores	ejercicio	dividendo mínimo	banco	Controlador	PATRIMONIO

Patrimonio al 31 de Diciembre de 2008	891.303	53.763	(2.224)	(19.972)	10.873	1.547	237.788	415.055	(98.444)	1.489.689	25.879	1.515.568

Distribución resultado ejercicio anterior	-	-	-	-	-	-	415.055	(415.055)	-	-	-	-

Patrimonio al 01 de Enero de 2009	891.303	53.763	(2.224)	(19.972)	10.873	1.547	652.843	-	(98.444)	1.489.689	25.879	1.515.568

Aumento o disminución de capital y reservas	-	-	-	-	-	-	-	-	-	-	5.600	5.600
Dividendos / Retiros realizados	-	-	-	-	-	-	(213.295)	-	98.444	(114.851)	(5.174)	(120.025)

Otros movimientos patrimoniales	-	-	-	-	-	-	(2)	-	-	(2)	(537)	(539)
Provisión para dividendos mínimos	-	-	-	-	-	-	-	-	(88.183)	(88.183)	-	(88.183)

Subtotal	-	-	-	-	-	-	(213.297)	-	10.261	(203.036)	(111)	(203.147)

Otros resultados integrales	-	-	-	(3.158)	(27.502)	5.211	-	-	-	(25.449)	306	(25.143)
Resultado del ejercicio	-	-	-	-	-	-	-	293.944	-	293.944	4.813	298.757

Subtotal	-	-	-	(3.158)	(27.502)	5.211	-	293.944	-	268.495	5.119	273.614

Patrimonio al 30 de Septiembre de 2009	891.303	53.763	(2.224)	(23.130)	(16.629)	6.758	439.546	293.944	(88.183)	1.555.148	30.887	1.586.035

Patrimonio al 31 de Diciembre de 2009	891.303	53.763	(2.224)	(29.132)	(3.162)	5.490	440.401	431.253	(129.376)	1.658.316	29.799	1.688.115

Distribución resultado ejercicio anterior	-	-	-	-	-	-	431.253	(431.253)	-	-	-	-
Subtotal	891.303	53.763	(2.224)	(29.132)	(3.162)	5.490	871.654	-	(129.376)	1.658.316	29.799	1.688.115

Cambio normativo	-	-	-	-	-	-	(52.662)	-	-	(52.662)	-	(52.662)

Patrimonio al 01 de Enero de 2010	891.303	53.763	(2.224)	(29.132)	(3.162)	5.490	818.992	-	(129.376)	1.605.654	29.799	1.635.453

Aumento o disminución de capital y reservas	-	-	-	-	-	-	-	-	-	-	-	-
Dividendos / Retiros realizados	-	-	-	-	-	-	(258.752)	-	129.376	(129.376)	-	(129.376)
Otros movimientos patrimoniales	-	-	-		-	-	(112)	-	-	(112)	(2)	(114)

Provisión para dividendos mínimos	-	-	-	-	-	-	-	-	(114.985)	(114.985)	-	(114.985)

Subtotal	-	-	-	-	-	-	(258.864)	-	14.391	(244.473)	(2)	(244.475)

Otros resultados integrales	-	-	-	4.915	10.306	(2.345)	-	-	-	12.876	(99)	12.777
Resultado del ejercicio	-	-	-	-	-	-	-	383.283	-	383.283	(99)	383.184

Subtotal	-	-	-	4.915	10.306	(2.345)	-	383.283	-	396.159	(198)	395.961

Patrimonio al 30 de Septiembre de 2010	891.303	53.763	(2.224)	(24.217)	7.144	3.145	560.128	383.283	(114.985)	1.757.340	29.599	1.786.939

	Resultado	Destinados a
	atribuible a	reservas o			Dividendo por
	tenedores	utilidades			acción
Período	patrimoniales	retenidas	Destinado a Dividendos	Porcentaje Distribuído	(en pesos)

- Año 2008 (Junta Accionistas Abril 2009) (*)	328.146	114.851	213.295	65%	1,132

- Año 2009 (Junta Accionistas Abril 2010)	431.253	150.939	258.752	60%	1,373

(*) Utilidad distribuida de acuerdo a los resultados obtenidos en el año 2008 con la normativa vigente a esa fecha, no considera el nuevo Compendio de Normas Contables aplicado a partir del 01 de enero de 2009

BANCO SANTANDER CHILE Y AFILIADAS
ESTADOS INTERMEDIOS CONSOLIDADOS DE FLUJOS DE EFECTIVO
Por los períodos terminados al

			al 30 de	al 30 de Septiembre
			Septiembre de	de
			2010	2009
ESTADO FLUJO EFECTIVO		NOTA	MM$	MM$

A -	FLUJOS DE EFECTIVO DE LAS ACTIVIDADES DE OPERACION:
	UTILIDAD CONSOLIDADA ANTES DE IMPUESTO A LA RENTA		443.216	359.271
	Cargos (abonos) a resultados que no significan movimiento de efectivo		(665.520)	(528.476)
	Depreciaciones y amortizaciones	29	36.227	34.655
	Deterioro de activo fijo	12	4.665	-
	Provisiones por activos riesgosos	26	232.381	297.615
	Provision ajuste a valor de mercado de inversiones		6.144	(40.472)
	Utilidad por inversiones en sociedades		(1.175)	(863)
	Utilidad en venta de bienes recibidos en pago	30	2.975	4.376
	Provisiones por bienes recibidos en pago	30	4.106	2.297
	Utilidad en venta de participacion en otras sociedades	30	0	(1.859)
	Utilidad en venta de activos fijos	30	(13.243)	(461)
	Castigo de bienes recibidos en pago	30	9.163	5.632
	Ingresos netos por intereses	22	(707.854)	(631.137)
	Ingresos netos comisiones	23	(193.945)	(189.532)
	Cambios en los activos y pasivos por impuestos diferidos	13	(44.964)	(8.727)
	Aumento/disminución de activos y pasivos de operación		(1.211.863)	376.000
	Disminución (aumento) de créditos y cuentas por cobrar a clientes		(1.690.639)	722.404
	Disminución (aumento) de inversiones financieras		499.020	150.144
	Disminución (aumento) por contratos de retrocompra (activos)		50.975	16.086
	Disminución (aumento) de adeudados por bancos		(48.814)	31.024
	Disminución de bienes recibidos o adjudicados en pago		19.277	26.877
	Aumento de acreedores en cuentas corrientes		232.226	137.795
	Aumento (disminución) de depósitos y otras captaciones a plazo		(20.888)	(2.055.642)
	Aumento de obligaciones con bancos del país		(26.301)	(5.001)
	Aumento (disminución) de otras obligaciones a la vista o a plazo		180.419	82.157
	Aumento de obligaciones con bancos del exterior		(292.102)	322.789
	Disminución de obligaciones con el Banco Central de Chile		(450)	(970)
	Aumento por contratos de retrocompra (pasivos)		(987.632)	243.800
	Disminución de otros pasivos de corto plazo		599	14.843
	Aumento neto de otros activos y pasivos		50.563	(348.052)
	Emisión de letras de crédito		-	4.506
	Rescate de letras de crédito		(71.825)	(82.264)
	Emisión de bonos corrientes		1.187.441	302.243
	Rescate de bonos corrientes y pago de intereses		(28.637)	(39.079)
	Intereses y reajustes percibidos		956	1.242.590
	Intereses y reajustes pagados	23	247.346	(520.068)
	Dividendos recibidos de inversiones en sociedades	23	(53.401)	799
	Comisiones percibidas	13	(60.032)	235.424
	Comisiones pagadas		-	(45.892)
	Impuestos a la renta		(399.963)	(60.514)
	Total flujos originados por actividades operacionales		(1.434.167)	206,705

BANCO SANTANDER CHILE Y AFILIADAS
ESTADOS INTERMEDIOS CONSOLIDADOS DE FLUJOS DE EFECTIVO
Por los períodos terminados al

			al 30 de	al 30 de Septiembre
			Septiembre de	de
			2010	2009
ESTADO FLUJO EFECTIVO		NOTA	MM$	MM$

B -	FLUJOS DE EFECTIVO DE LAS ACTIVIDADES DE INVERSIÓN:
	Adquisiciones de activos fijos	12	(7.712)	(11.978)
	Enajenaciones de activos fijos		14.576	12.234
	Adquisiciones de inversiones en sociedades		133	(32)
	Enajenaciones de inversiones en sociedades		44	76
	Adquisiciones de activos intangibles	11	(12.255)	11.643
	Total flujos originados por actividades de inversión		(5.214)	11.942

C -	FLUJO DE EFECTIVO DE LAS ACTIVIDADES DE FINANCIAMIENTO:
	Originados por actividades de financiamiento de tenedores patrimoniales		(189.697)	(246.099)
	Aumento de otras obligaciones		-	-
	Emisión de bonos subordinados		97.692	6.275
	Rescate de bonos subordinados y pago de intereses		(28.637)	(39.079)
	Dividendos pagados		(258.752)	(213.295)
	Originados por actividades de financiamiento de los minoritarios		(4)	484
	Aumentos de capital		-	5.600
	Dividendos y/o retiros pagados		(4)	(5.116)
	Total flujos originados por actividades de finaciamiento		(189.701)	(245.615)

D -	EFECTO DE LAS VARIACIONES DE LOS TIPO DE CAMBIO		(59.844)	36.331
E -	VARIACION EFECTIVO Y EFECTIVO EQUIVALENTE DURANTE EL PERIODO		(594.878)	(26.878)
F -	EFECTIVO INICIAL DE EFECTIVO Y EFECTIVO EQUIVALENTE		2.236.118	1.048.264
	SALDO FINAL DE EFECTIVO Y EFECTIVO EQUIVALENTE	5	1.581.396	1.057.717

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°01 - PRINCIPALES CRITERIOS CONTABLES UTILIZADOS:

Información Corporativa

Banco Santander Chile (ex–Banco Santiago) es una sociedad anónima bancaria, organizada bajo las leyes de la República de Chile, domiciliada en calle Bandera N°140, piso 1, que provee una amplia gama de servicios bancarios generales a sus clientes, que son desde personas a grandes corporaciones. Banco Santander Chile y sus afiliadas (conjuntamente referidas más adelante como “Banco” o “Banco Santander Chile”) ofrecen servicios bancarios comerciales y de consumo, además de otros servicios, incluyendo factoring, recaudaciones, leasing, valores y corretaje de seguros, fondos mutuos y administración de fondos de inversión e inversiones bancarias.

Con fecha 18 de Julio de 2002 se celebró la Junta Extraordinaria de Accionistas de Banco Santiago, cuya acta se redujo a escritura pública con fecha 19 de Julio de 2002, en la Notaría de Santiago de doña Nancy de la Fuente Hernández, en la cual se acordó la fusión de Banco Santander Chile con Banco Santiago, mediante la incorporación del primero a este último, adquiriendo éste los activos y pasivos de aquel, y se acordó además la disolución anticipada de Banco Santander Chile y el cambio de nombre de Banco Santiago a Banco Santander Chile. Dicho cambio fue autorizado por Resolución N° 79 de la Superintendencia de Bancos e Instituciones Financieras, dictada con fecha 26 de Julio del 2002, publicada en el Diario Oficial el día 01 de Agosto de 2002 e inscrita a fojas 19.992 número 16.346 del año 2002 en el Registro de Comercio del Conservador de Bienes Raíces de Santiago.

Además de las reformas a los estatutos anteriormente enunciados, éstos han sido modificados en diversas oportunidades, siendo la última modificación la acordada en Junta Extraordinaria de Accionistas celebrada el 24 de Abril de 2007, cuya acta se redujo a escritura pública el 24 de Mayo de 2007 en la Notaría de Nancy de la Fuente Hernández. Esta reforma se aprobó por Resolución N°61 del 6 de Junio de 2007 de la Superintendencia de Bancos e Instituciones Financieras. Un extracto de ella y de la resolución se publicaron en el Diario Oficial del 23 de Junio de 2007 y se inscribieron en el Registro de Comercio de 2007 a fojas 24.064 número 17.563 del citado Conservador.

Por medio de esta última reforma Banco Santander Chile, de acuerdo con sus estatutos y a lo aprobado por la Superintendencia de Bancos e Instituciones Financieras, también podrá usar los nombres Banco Santander Santiago o Santander Santiago o Banco Santander o Santander.

a)	Bases de preparación

Los presentes Estados Financieros Intermedios Consolidados han sido preparados de acuerdo al Compendio de Normas Contables emitido por la Superintendencia de Bancos e Instituciones Financieras (SBIF), organismo fiscalizador que de acuerdo al Artículo 15 de la Ley General de Bancos establece que, de acuerdo a las disposiciones legales, los bancos deben utilizar los criterios contables dispuestos por esa Superintendencia y en todo aquello que no sea tratado por ella si no se contrapone con sus instrucciones, deben ceñirse a los criterios contables de general aceptación, que corresponden a las normas técnicas emitidas por el Colegio de Contadores de Chile AG. (aprobadas por el Consejo Nacional en su sesión del 21 de Diciembre de 2009, emitiendo actualizaciones a los Boletines Técnicos N°79 y N°80), coincidentes con los estándares internacionales de contabilidad e información financiera (IFRS, por sus siglas en inglés) acordados por el International Accounting Standards Board (IASB). En caso de existir discrepancias entre los principios contables y los criterios contables emitidos por la SBIF (Compendio de Normas Contables) primarán estos últimos.

Los estados financieros correspondientes al ejercicio terminado al 31 de Diciembre de 2008, han sido los primeros elaborados de acuerdo al Compendio de Normas Contables.  Esta normativa incorpora los siguientes aspectos relevantes:

- Importantes cambios en las políticas contables, criterios de valoración y formas de presentación de los estados financieros.
- Un incremento significativo de la información facilitada en las notas a los estados financieros.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

Las notas a los estados financieros contienen información adicional a la presentada en los Estados Intermedios de Situación Financiera Consolidados, en los Estados Intermedios Consolidados de Resultados, Estados Intermedios Consolidados de Resultados Integrales, Estado Intermedio de Cambios en el Patrimonio y en los Estados Intermedios Consolidados de Flujos de Efectivo. En ellas se suministran descripciones narrativas o desagregación de tales estados en forma clara, relevante, fiable y comparable.

b)	Bases de preparación de los Estados Financieros Intermedios Consolidados

Los Estados Financieros Intermedios Consolidados, comprenden la preparación los estados financieros separados (individuales) del Banco y de las diversas sociedades que participan en la consolidación al 30 de Septiembre de 2010, 31 de Diciembre de 2009 y al 30 de Septiembre de 2009, e incluyen los ajustes y reclasificaciones necesarios para homogenizar las políticas contables y criterios de valoración, aplicados por el Banco, de acuerdo a las normas establecidas por el Compendio de Normas Contables emitido por la SBIF.

Los presentes Estados Financieros Intermedios, han sido preparados de acuerdo a las instrucciones descritas en el Capítulo C-2 del Compendio de Normas Contables, que autoriza explícitamente a preparar los estados financieros intermedios de acuerdo con la NIC 34. De acuerdo con NIC 34, se presentan notas explicativas seleccionadas con la intención de poner énfasis en las nuevas actividades, sucesos y circunstancias, y por tanto no se duplica la información publicada previamente.

i.	Entidades controladas (dependientes)

Se consideran “controladas” aquellas sociedades sobre las que el Banco tiene capacidad para ejercer control, capacidad que se manifiesta, en general, aunque no únicamente por la propiedad, directa o indirecta, de al menos el 50% de los derechos sociales de las entidades participadas, aún siendo inferior o nulo este porcentaje si, como consecuencia de acuerdos con accionistas de las mismas, se otorga al Banco dicho control. Se entiende por control el poder de influir significativamente sobre las políticas financieras y operativas de una entidad con el fin de obtener beneficios de sus actividades.

Los estados financieros de las sociedades dependientes son consolidados con los del Banco mediante el método de integración global (línea a línea). De acuerdo a esto, todos los saldos y transacciones entre las sociedades consolidadas se eliminan a través del proceso de consolidación.

Adicionalmente, la participación de terceros en el patrimonio del Banco Consolidado es presentado como “Interés no controlador” en el Estado Intermedio de Situación Financiera Consolidado. Su participación en las utilidades del año es presentada como “Utilidad atribuible a interés no controlador” en el Estado Intermedio Consolidado de Resultados.

La siguiente tabla muestra las entidades sobre las cuales el Banco tiene la capacidad de ejercer control, por lo tanto forman parte del perímetro de su consolidación:

	Porcentaje de Participación
	Al 30 de Septiembre de			Al 31 de Diciembre de			Al 30 de Septiembre de
	2010			2009			2009
	Directo	Indirecto	Total	Directo	Indirecto	Total	Directo	Indirecto	Total
Sociedades dependientes	%	%	%	%	%	%	%	%	%

Santander Corredora de Seguros Limitada	99,75	0,01	99,76	99,75	0,01	99,76	99,75	0,01	99,76
Santander S.A. Corredores de Bolsa	50,59	0,41	51,00	50,59	0,41	51,00	50,59	0,41	51,00
Santander Asset Management S.A. Administradora General de Fondos	99,96	0,02	99,98	99,96	0,02	99,98	99,96	0,02	99,98
Santander Agente de Valores Ltda.	99,03	-	99,03	99,03	-	99,03	99,03	-	99,03
Santander S.A. Sociedad Securitizadora	99,64	-	99,64	99,64	-	99,64	99,64	-	99,64
Santander Servicios de Recaudación y Pagos Limitada	99,90	0,10	100,00	99,90	0,10	100,00	99,90	0,10	100,00

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

ii.	Entidades Asociadas

Las entidades asociadas son aquellas entidades sobre las que el Banco tiene capacidad para ejercer una influencia significativa, aunque no control o control conjunto. Habitualmente, esta capacidad se manifiesta en una participación igual o superior al 20% de los derechos de voto de la entidad y se valorizan por el “método de participación”.

Las siguientes entidades son consideradas “Entidades asociadas”, en las cuales el Banco tiene participación y son reconocidas a través del método de participación:

	Porcentaje de Participación
	Al 30 de Septiembre de	Al 31 de Diciembre de	Al 30 de Septiembre de
Entidades Asociadas	2010	2009	2009
Redbank S.A.	33,42%	33,42%	33,42%
Transbank S.A.	32,71%	32,71%	32,71%
Centro de Compensación Automatizado	33,33%	33,33%	33,33%
Sociedad Interbancaria de Depósito de Valores S.A.	29,28%	29,28%	29,28%
Cámara Compensación de Alto Valor S.A.	11,52%	11,52%	11,52%
Administrador Financiero del Transantiago S.A.	20,00%	20,00%	20,00%
Sociedad Nexus S.A.	12,90%	12,90%	12,90%

iii.	Entidades de Propósito Especial

De acuerdo al Compendio de Normas Contables, el Banco debe analizar constantemente su perímetro de consolidación, teniendo presente que el criterio fundamental a considerar es el grado de control que posea el Banco sobre una determinada entidad y no su porcentaje de participación en el patrimonio.

Específicamente, según lo estipulado por la Norma Internacional de Contabilidad N°27 (NIC 27) y el Standard Interpretations Comittee N°12 (SIC 12) emitidas por el IASB, el Banco debe evaluar la existencia de Entidades de Propósito Especial (EPE’s), las cuales deben ser incluidas en el perímetro de consolidación, siendo sus principales características las siguientes:

-	Las actividades de las EPEs han sido dirigidas, en esencia, en nombre de la entidad que presenta los Estados Financieros Intermedios Consolidados y de acuerdo a sus necesidades específicas de negocio.
-
Se poseen los poderes de decisión necesarios para obtener la mayoría de los beneficios de las actividades de esas entidades y los derechos para obtener la mayoría de los beneficios u otras ventajas de dichas entidades.

-	En esencia, la entidad retiene para sí, la mayoría de los riesgos inherentes a la propiedad o residuales a la EPE o a sus activos, con el fin de obtener los beneficios de sus actividades.

Esta evaluación, está basada en métodos y procedimientos que tienen en consideración los riesgos y beneficios retenidos por el Banco, para lo cual se toman en consideración todos los elementos relevantes entre los que se encuentran las garantías otorgadas o las pérdidas asociadas al cobro de los correspondientes activos que retiene el Banco. Producto de esta evaluación, el Banco concluyó que ejercía control sobre un número determinado de entidades, siendo éstas las siguientes:

- Santander Gestión de Recaudación y Cobranza Limitada.
- Multinegocios S.A.
- Servicios Administrativos y Financieros Limitada.
- Fiscalex Limitada.
- Multiservicios de Negocios Limitada.
- Bansa Santander S.A.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

A principios del año 2009, la sociedad Multimedios S.A., realizó un cambió en su giro de negocios, lo que generó que sus ingresos ya no dependieran en gran medida de las operaciones realizadas con el Banco. Producto de ello, se determinó que el Banco ya no ejercía control sobre ella, debiendo excluirla del perímetro de consolidación a partir de Marzo de 2009.

Inversiones en otras sociedades

En este rubro son presentadas aquellas entidades en las cuáles el Banco no posee control ni influencia significativa. Estas participaciones son presentadas al valor de compra (coste histórico).

c)	Interés no controlador

El interés no controlador representa la porción de las pérdidas y ganancias y los activos netos, de los cuales, directa o indirectamente, el Banco no es dueño. Es presentado separadamente dentro del Estado Intermedio Consolidado de Resultados, y dentro del patrimonio en el Estado Intermedio de Situación Financiera Consolidado, separadamente del patrimonio de los accionistas.

En el caso de las Entidades de Propósito Especial (EPE), el 100% de su Resultado y Patrimonio es presentado en Interés no controlador, debido a que el Banco solamente tiene control sobre éstas, pero no posee participación.

d)	Segmentos de operación

El Banco revela por separado la información sobre cada uno de los segmentos de explotación que:

i.	haya identificado
ii.	exceda de los umbrales cuantitativos fijados de un segmento

Con frecuencia, los segmentos de operación con características económicas similares muestran un rendimiento financiero a largo plazo que es similar. Pueden agregarse dos o más segmentos de operación en uno sólo cuando la agregación resulte coherente con el principio básico de la Norma Internacional de Información Financiera (NIIF) 8 y los segmentos tengan características económicas parecidas y sean similares en cada uno de los siguientes aspectos:

i.	la naturaleza de los productos y servicios;
ii.	la naturaleza de los procesos de producción;
iii.	el tipo o categoría de clientes a los que se destinan sus productos y servicios;
iv.	los métodos usados para distribuir sus productos o prestar servicios; y
v.	si fuera aplicable, la naturaleza del marco normativo, por ejemplo, bancario, de seguros, o de servicios públicos.

El Banco informa por separado sobre cada uno de los segmentos de operación que alcance alguno de los siguientes umbrales cuantitativos:

i.
Sus ingresos de las actividades ordinarias informados, incluyendo tanto las ventas a clientes externos como las ventas o transferencias ínter segmentos, son iguales o superiores al 10 por ciento de los ingresos de las actividades ordinarias combinadas, internos y externos, de todos los segmentos de operación.

ii.
El importe absoluto de sus resultados informados es, en términos absolutos, igual o superior al 10 por ciento del importe que sea mayor entre (i) la ganancia combinada informada por todos los segmentos de operación que no hayan presentado pérdidas; (ii) la pérdida combinada informada por todos los segmentos de operación que hayan presentado pérdidas.

iii.	Sus activos son iguales o superiores al 10 por ciento de los activos combinados de todos los segmentos de operación.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

Los segmentos de operación que no alcancen ninguno de los umbrales cuantitativos se podrán considerar segmentos sobre los que debe informarse, en cuyo caso se revelará la información separada sobre los mismos, si la dirección estima que ella podría ser útil para los usuarios de los estados financieros.

La información relativa a otras actividades de negocio a los segmentos de operación sobre los que no deba informarse se combina y se revela dentro de la categoría “Otros”.

De acuerdo a la información presentada, los segmentos del Banco se derivaron producto de las siguientes definiciones:

Segmento de Operación: Un segmento de operación es un componente de una unidad que:

i.	Contrata actividades de negocio de las cuales puede ganar ingresos e incurrir en gastos (incluyendo ingresos y gastos de transacciones con otros componentes de la misma entidad);
ii.	Sus resultados operacionales son regularmente revisados por el administrador de la entidad, quien toma decisiones acerca de los recursos designados al segmento y evalúa su rendimiento y
iii.	en relación con el cual se dispone de información financiera diferenciada.

e)	Moneda funcional y de presentación

El Banco, de acuerdo a la aplicación de la Norma Internacional de Contabilidad N°21 (NIC 21), ha definido como moneda funcional y de presentación el Peso Chileno, que es la moneda del entorno económico primario en el cual opera el Banco, además obedece a la moneda que influye en la estructura de costos e ingresos.

Por lo tanto, todos los saldos y transacciones denominados en otras monedas diferentes al Peso Chileno son considerados como “moneda extranjera”.

f)	Transacciones en moneda extranjera

De acuerdo al Nuevo Compendio de Normas Contables y de acuerdo con la NIC 29 “Información Financiera en Economías Hiperinflacionarias”, la corrección monetaria es aplicada solamente cuando la moneda funcional de la entidad es una moneda correspondiente a una economía hiperinflacionaria (entendida como una economía con 100% de inflación en 3 años). De acuerdo a la realidad de la economía chilena, ésta no cumple los requerimientos previamente descritos, por lo tanto, no es necesario para el Banco aplicar corrección monetaria.

Por otra parte, el Banco otorga préstamos y recibe depósitos en montos denominados en monedas extranjeras, principalmente en Dólares Americanos. Los activos y pasivos denominados en moneda extranjera, solamente mantenidos por el Banco, son convertidos a Pesos Chilenos al tipo de cambio de mercado publicado por Reuters a las 1:30 p.m. del último día hábil del mes, el cual asciende a $ 483,65 por US$ 1 al 30 de Septiembre de 2010 ($ 507,25 por US$ 1 al 31 de Diciembre de 2009 y de $ 549,75 por US$ 1 al 30 de Septiembre de 2009). Las filiales contabilizan sus posiciones en moneda extranjera al tipo de cambio observado informado por el Banco Central de Chile definido al cierre de las operaciones del último día hábil del mes, el cual asciende a $485,23 por US$ 1 al 30 de Septiembre de 2010 ($ 507,10 por US$ 1 al 31 de Diciembre de 2009 y de $ 546,07 por US$ 1 al 30 de Septiembre de 2009).

Considerando que el uso de estos tipos de cambios no causa diferencias significativas, se ha mantenido tales criterios en los Estados Financieros Intermedios Consolidados.

El monto de las ganancias y pérdidas netas de cambio incluye el reconocimiento de los efectos de las variaciones en el tipo de cambio que tienen activos y pasivos denominados en monedas extranjeras y las ganancias o pérdidas por cambio de actuales y futuras transacciones tomadas por el Banco.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

g)	Definiciones y clasificaciones de instrumentos financieros

i.	Definiciones

Un “Instrumento financiero” es cualquier contrato que aumenta un activo financiero de una entidad y, simultáneamente, a un pasivo financiero o instrumento de capital de otra entidad.

Un “Instrumento de capital” o de “patrimonio neto” es un negocio jurídico que evidencia una participación residual en los activos de la entidad que lo emite una vez deducidos todos sus pasivos.

Un “Derivado financiero” es un instrumento financiero cuyo valor cambia como respuesta a los cambios en una variable observable de mercado (tal como un tipo de interés, de cambio, el precio de un instrumento financiero o un índice de mercado, incluyendo las calificaciones crediticias), cuya inversión inicial es muy pequeña en relación a otros instrumentos financieros con respuesta similar a los cambios en las condiciones de mercado y que se liquida, generalmente, en una fecha futura.

Los “Instrumentos financieros híbridos” son contratos que incluyen simultáneamente un contrato principal diferente de un derivado junto con un derivado financiero, denominado derivado implícito, que no es individualmente transferible y que tiene el efecto de que algunos de los flujos de efectivo del contrato híbrido varían de la misma manera que lo haría el derivado implícito considerado aisladamente.

ii.	Clasificación de los activos financieros a efectos de valoración

Los activos financieros se presentan agrupados, en primer lugar, dentro de las diferentes categorías en las que se clasifican a efectos de su gestión y valoración.

Los activos financieros se incluyen a efectos de su valoración en alguna de las siguientes carteras:

-
Cartera de instrumentos para negociación (a valor razonable con cambios en los mismos registrados en el Estado Intermedio Consolidado de Resultados): Activos financieros adquiridos con el objeto de beneficiarse a corto plazo de las variaciones que experimenten sus precios. Dentro de esta agrupación se encuentra la cartera de instrumentos para negociación y los contratos de derivados financieros que no se consideran de cobertura contable.

-
Cartera de instrumentos de inversión disponibles para la venta: Valores representativos de deuda no clasificados como “inversión hasta el vencimiento”, “inversiones crediticias (créditos y cuentas por cobrar a clientes o adeudado por bancos)” o “a valor razonable con cambios en pérdidas y ganancias”. Los instrumentos de inversión disponibles para la venta son reconocidos inicialmente al costo, el cual incluye los costos de transacción. Los instrumentos disponibles para la venta son posteriormente valorados a su valor razonable según los precios de mercado o valorizaciones obtenidas del uso de modelos internos cuando corresponda. Las utilidades o pérdidas no realizadas originadas por el cambio en su valor razonable son reconocidas con cargo o abono a cuentas patrimoniales (“cuentas de valoración”). Cuando estas inversiones son enajenadas o se deterioran, el monto de los ajustes a valor razonable acumulado en patrimonio es traspasado al Estado Intermedio Consolidado de Resultados y se informa bajo “Utilidad neta de operaciones financieras”.

-
Cartera de instrumentos de inversión hasta el vencimiento: Valores representativos de deuda, que se negocien en un mercado activo, que tienen una fecha de vencimiento precisa y dan lugar a pagos en fecha y por cuantías fijas o predeterminables y sobre los que se tiene la intención y capacidad demostrada de mantenerlos hasta el vencimiento. Las inversiones hasta el vencimiento se registran a su valor de costo más intereses y reajustes devengados, menos las provisiones por deterioro constituidas cuando su monto registrado es superior al monto estimado de recuperación.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

-
Inversiones crediticias (créditos y cuentas por cobrar a clientes o adeudado por bancos): Corresponden al financiamiento concedido a terceros, de acuerdo con la naturaleza del mismo, sea cual sea la naturaleza del prestatario y la forma de financiamiento concedido. Se incluyen créditos y cuentas por cobrar a clientes, adeudado por bancos e incluso las operaciones de arrendamiento financiero en las que las sociedades consolidadas actúan como arrendadoras.

iii.	Clasificación de activos financieros a efectos de presentación

Los activos financieros se incluyen, a efectos de su presentación, según su naturaleza en los estados financieros consolidados, en las siguientes partidas:

-
Efectivo y depósitos en bancos: Este rubro comprende el dinero en efectivo, las cuentas corrientes y los depósitos a la vista en el Banco Central de Chile y en otras entidades financieras del país y del exterior.  Los montos colocados en operaciones overnight se seguirán informando en este rubro y en las líneas o ítems que correspondan.  Si no se indica un ítem especial para esas operaciones, ellas se incluirán junto con las cuentas que se informan.

-
Operaciones con liquidación en curso:  Este rubro comprende los valores de los documentos en canje y los saldos por operaciones realizadas que, de acuerdo con lo pactado, se difiere el pago de transacciones de compraventa de activos o la entrega de las divisas adquiridas.

-
Instrumentos para negociación: Comprende la cartera de instrumentos financieros para negociación y las inversiones en fondos mutuos que deben ser ajustadas a su valor razonable al igual que los instrumentos adquiridos para negociación.

-
Contratos de derivados financieros:  En este rubro se presentan los contratos de derivados financieros con valores razonables positivos. Incluye tanto los contratos independientes como los derivados que deben y pueden ser separados de un contrato anfitrión, sean estos de negociación o de cobertura contable, tal como se muestra en la Nota 07 de los Estados Intermedios de Situación  Financiera Consolidados.

•
Derivados de negociación: incluye el valor razonable en contra del Banco de los derivados financieros que no formen parte de coberturas contables, incluidos los derivados implícitos segregados de instrumentos financieros híbridos.

•
Derivados de cobertura: incluye el valor razonable en contra del Banco de los derivados designados como instrumentos de cobertura contable, incluidos los derivados implícitos segregados de instrumentos financieros híbridos designados como instrumentos de cobertura contable.

-
Adeudado por bancos:  En este rubro se presentan los saldos de las operaciones con bancos del país y del exterior, incluido el Banco Central de Chile, distintas de las que se reflejan en los rubros anteriores.

-
Créditos y cuentas por cobrar a clientes: Corresponden a las colocaciones por préstamos, son activos financieros no derivados con cobros fijos o determinados que no se encuentran cotizados en un mercado activo y que el Banco no tiene intención de vender inmediatamente o en el corto plazo. Cuando el Banco es el arrendador en un contrato de arrendamiento y, transfiere substancialmente todos los riesgos y beneficios incidentales sobre el activo arrendado, la transacción se presenta dentro de las colocaciones por préstamos.

-
Instrumentos de inversión: Son clasificados en dos categorías: inversiones hasta el vencimiento e instrumentos disponibles para la venta. La categoría de inversiones hasta el vencimiento incluye sólo aquellos instrumentos en que el Banco tiene la capacidad e intención de mantenerlos hasta su fecha de vencimiento. Los demás instrumentos de inversión se consideran como disponibles para la venta.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

Los instrumentos de inversión son reconocidos inicialmente al costo, el cual incluye los costos de transacción. Los instrumentos disponibles para la venta son posteriormente valorados a su valor razonable según los precios de mercado o valorizaciones obtenidas del uso de modelos. Las utilidades o pérdidas no realizadas originadas por el cambio en su valor razonable son reconocidas con cargo o abono a cuentas patrimoniales. Cuando estas inversiones son enajenadas o se deterioran, el monto de los ajustes a valor razonable acumulado en patrimonio es traspasado al Estado Intermedio Consolidado de Resultados y se informa bajo “Utilidad neta de operaciones financieras”.

Las inversiones hasta el vencimiento se registran a su valor de costo más intereses y reajustes devengados, menos las provisiones por deterioro constituidas cuando su monto registrado es superior al monto estimado de recuperación.

iv.	Clasificación de pasivos financieros a efectos de valoración

Los pasivos financieros se presentan agrupados, en primer lugar, dentro de las diferentes categorías en las que se clasifican a efectos de su gestión y valoración.

Los pasivos financieros se incluyen a efectos de su valoración en alguna de las siguientes carteras:

-
Cartera de negociación (a valor razonable con cambios en pérdidas y ganancias): Pasivos financieros emitidos con el objetivo de beneficiarse a corto plazo de las variaciones que experimenten sus precios, los derivados financieros que no se consideran de cobertura contable y los pasivos financieros originados por la venta en firme de activos financieros adquiridos temporalmente o recibidos en préstamo (“posiciones cortas de valores”).

-
Pasivos financieros a costo amortizado: Pasivos financieros que no se incluyen en ninguna de las categorías anteriores y que responden a las actividades típicas de captación de fondos de las entidades financieras, cualquiera que sea su forma de instrumentalización y su plazo de vencimiento.

v.	Clasificación de pasivos financieros a efectos de presentación

Los pasivos financieros se incluyen, a efectos de su presentación según su naturaleza en los estados financieros consolidados, en las siguientes partidas:

-
Depósitos y otras obligaciones a la vista: En este rubro se incluyen todas las obligaciones a la vista, con excepción de las cuentas de ahorro a plazo, que por sus características especiales no se consideran a la vista. Se entiende que son obligaciones a la vista aquellas cuyo pago pudo ser requerido en el período, es decir, no se consideran a la vista aquellas operaciones que pasan a ser exigibles el día siguiente del cierre.

-	Operaciones con liquidación en curso: En este rubro se incluyen los saldos por operaciones de compra de activos que no se liquidan el mismo día y por venta de divisas que aún no se entregan.

-	Contratos de retrocompra y préstamos de valores: En este rubro se presentan los saldos correspondientes a las operaciones de venta de instrumentos con pacto y los préstamos de valores.

-	Depósitos y otras captaciones a plazo: En este rubro se presentan los saldos de las operaciones de captación en las cuales se ha establecido un plazo al cabo del cual se tornan exigibles.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

-
Contratos de derivados financieros: En este rubro se presentan los contratos de derivados financieros con valores razonables negativos, sean estos de negociación o de cobertura contable, tal como lo demuestra la Nota 07.

•
Derivados de negociación: incluye el valor razonable en contra del Banco de los derivados financieros que no formen parte de coberturas contables, incluido los derivados implícitos segregados de instrumentos financieros híbridos.

•
Derivados de cobertura: incluye el valor razonable en contra del Banco de los derivados designados como instrumentos de cobertura contable, incluido los derivados implícitos segregados de instrumentos financieros híbridos designados como instrumentos de cobertura contable.

-	Obligaciones con bancos: Comprende las obligaciones con otros bancos del país, con bancos del exterior o con el Banco Central de Chile y que no fueron clasificadas en alguna definición anterior.

-	Instrumentos de deuda emitidos: Comprende tres rubros según se trate de obligaciones con letras de crédito, bonos subordinados o bonos corrientes.

-
Otras obligaciones financieras: En este rubro se incluyen las obligaciones crediticias con personas distintas de otros bancos del país o del exterior o del Banco Central de Chile, correspondientes a financiamientos u operaciones propias del giro.

h)	Valoración y registro de resultados de los activos y pasivos financieros

Generalmente, los activos y pasivos financieros se registran inicialmente por su valor razonable que, salvo evidencia en contrario, es el precio de la transacción. Para los instrumentos no valorados por su valor razonable con cambios en pérdidas y ganancias se ajusta con los costos de transacción. Posteriormente, y con ocasión de cada cierre contable, se procede a valorarlos de acuerdo con los siguientes criterios:

i.	Valoración de los activos financieros

Los activos financieros, excepto las inversiones crediticias y las inversiones a vencimiento se valoran a su “valor razonable” sin deducir ningún costo de transacción por su venta.

Se entiende por “valor razonable” de un instrumento financiero, en una fecha dada, el importe por el que podría ser comprado o vendido en esa fecha entre dos partes, en condiciones de independencia mutua e informadas en la materia, que actuasen libre y prudentemente. La referencia más objetiva y habitual del valor razonable de un instrumento financiero es el precio que se pagaría por él en un mercado activo, transparente y profundo (“precio de cotización” o “precio de mercado”).

Cuando no existe precio de mercado para un determinado instrumento financiero, se recurre para estimar su valor razonable al establecido en transacciones recientes de instrumentos análogos y, en su defecto, a modelos de valoración suficientemente contrastados por la comunidad financiera internacional, teniéndose en consideración las peculiaridades específicas del instrumento a valorar y, muy especialmente, los distintos tipos de riesgo que el instrumento lleva asociado.

Todos los derivados se registran en el Estado Intermedio de Situación Financiera Consolidado por su valor razonable desde su fecha de contratación. Si su valor razonable es positivo se registrarán como un activo y si éste es negativo se registrarán como un pasivo. En la fecha de contratación se entiende que, salvo prueba en contrario, su valor razonable es igual al precio de la transacción. Los cambios en el valor razonable de los derivados desde la fecha de contratación se registran con contrapartida en el Estado Intermedio Consolidado de Resultados en el rubro “Utilidad neta de operaciones financieras”.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

Concretamente, el valor razonable de los derivados financieros incluidos en las carteras de negociación se asimila a su cotización diaria y si, por razones excepcionales, no se puede establecer su cotización en una fecha dada, se recurre para valorarlos a métodos similares a los utilizados para valorar los derivados contratados en mercados no organizados.

El valor razonable de estos derivados se asimila a la suma de los flujos de caja futuros con origen en el instrumento, descontados a la fecha de la valoración (“valor actual” o “cierre teórico”), utilizándose en el proceso de valoración métodos reconocidos por los mercados financieros: “valor actual neto” o modelos de determinación de precios de opciones, entre otros métodos.

Las “Inversiones crediticias” y la “Cartera de instrumentos de inversión hasta el vencimiento” se valoran a su “costo amortizado”, utilizándose en su determinación el método del “tipo de interés efectivo”. Por “costo amortizado” se entiende el costo de adquisición de un activo o pasivo financiero corregido (en más o en menos, según sea el caso) por los reembolsos de principal y la parte imputada sistemáticamente al Estado Intermedio Consolidado de Resultados de la diferencia entre el costo inicial y el correspondiente valor de reembolso al vencimiento. En el caso de los activos financieros, el costo amortizado incluye, además, las correcciones a su valor motivadas por el deterioro que hayan experimentado. En las inversiones crediticias cubiertas en operaciones de cobertura de valor razonable se registran aquellas variaciones que se produzcan en su valor razonable relacionadas con el riesgo o con los riesgos cubiertos en dichas operaciones de cobertura.

El “tipo de interés efectivo” es el tipo de actualización que iguala exactamente el valor inicial de un instrumento financiero a la totalidad de sus flujos de efectivo estimados por todos los conceptos a lo largo de su vida remanente. Para los instrumentos financieros a tipo de interés fijo, el tipo de interés efectivo coincide con el tipo de interés contractual establecido en el momento de su adquisición más, en su caso, las comisiones y costos de transacción que, por su naturaleza, formen parte de su rendimiento financiero. En los instrumentos financieros a tipo de interés variable, el tipo de interés efectivo coincide con la tasa de rendimiento vigente por todos los conceptos hasta la primera revisión del tipo de interés de referencia que vaya a tener lugar.

Los instrumentos de capital cuyo valor razonable no pueda determinarse de forma suficientemente objetiva y los derivados financieros que tengan como activo subyacente estos instrumentos y se liquiden mediante entrega de los mismos se mantienen a su costo de adquisición, corregido, en su caso, por las pérdidas por deterioro que hayan experimentado.

Los importes por los que figuran registrados los activos financieros representan, en todos los aspectos significativos, el máximo nivel de exposición al riesgo de crédito del Banco en cada fecha de presentación de los estados financieros. El Banco cuenta, por otro lado, con garantías tomadas y otras mejoras crediticias para mitigar su exposición al riesgo de crédito, consistentes, fundamentalmente, en garantías hipotecarias, de instrumentos de capital y personales, bienes cedidos en leasing, activos adquiridos con pacto de retrocompra, préstamos de valores y derivados.

ii.	Valoración de los pasivos financieros

Los pasivos financieros se valoran generalmente a su costo amortizado, tal y como éste ha sido definido anteriormente, por los pasivos financieros designados como partidas cubiertas en coberturas de valor razonable (o como instrumentos de cobertura) que se valoran a su valor razonable.

iii.	Técnicas de valoración

Los instrumentos financieros a valor razonable y determinados por cotizaciones publicadas en mercados activos comprenden deuda pública, deuda privada, acciones, posiciones cortas de valores y renta fija emitida.

En los casos donde no puedan observarse cotizaciones, la Administración realiza su mejor estimación del precio que el mercado fijaría utilizando para ello sus propios modelos internos que utilizan en la mayoría de los casos datos basados en parámetros observables de mercado como inputs significativos y, en limitadas ocasiones, utilizan inputs significativos no observables en datos de mercado. Para realizar esta estimación, se utilizan diversas técnicas, incluyendo la extrapolación de datos observables del mercado y técnicas de extrapolación.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

La mejor evidencia del valor razonable de un instrumento financiero en el momento inicial es el precio de la transacción, salvo que el valor de dicho instrumento pueda ser obtenido de otras transacciones realizadas en el mercado con el mismo o similar instrumento, o valorarse usando una técnica de valoración donde las variables utilizadas incluyan sólo datos observables en el mercado, principalmente tipos de interés.

Las principales técnicas usadas, al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, por los modelos internos del Banco para determinar el valor razonable de los instrumentos financieros son descritas a continuación:

i.
En la valoración de instrumentos financieros que permiten una cobertura estática (principalmente “forwards” y “swaps”) se emplea el método del “valor presente”. Los flujos de caja futuros esperados se descuentan empleando las curvas de tipos de interés de las correspondientes divisas. Por regla general, las curvas de tipos son datos observables en los mercados.

ii.
En la valoración de instrumentos financieros que requieren una cobertura dinámica (principalmente opciones estructuradas y otros instrumentos estructurados) se emplea, normalmente, el modelo de “Black-Scholes”. En su caso, se emplean inputs observables de mercado para obtener factores tales como el bid –offer dilusivo, tipos de cambio, volatilidad, correlación entre índices y liquidez del mercado.

iii.
En la valoración de determinados instrumentos financieros afectados por el riesgo de tipo de interés, tales como los futuros sobre tipos de interés, caps y floors, se utilizan el método del valor presente (futuros) y el modelo de “Black- Scholes” (opciones “plain vanilla”). Los principales inputs utilizados en estos modelos son principalmente datos observables en el mercado, incluyendo las correspondientes curvas de tipos de interés, volatilidades, correlaciones y tipos de cambio.

El valor razonable de los instrumentos financieros que se deriva de los modelos internos anteriores tiene en cuenta, entre otros, los términos de los contratos y datos observables de mercado, que incluyen tipos de interés, riesgo de crédito, tipos de cambio, cotizaciones de materias primas y acciones, volatilidad y prepagos. Los modelos de valoración no incorporan subjetividad significativa, dado que dichas metodologías pueden ser ajustadas y calibradas, en su caso, mediante el cálculo interno del valor razonable y su posterior comparación con el correspondiente precio negociado activamente.

iv.	Registro de resultados

Las variaciones del valor en libros de los activos y pasivos financieros se registran con contrapartida en el Estado Intermedio Consolidado de Resultados; diferenciándose entre las que tienen su origen en el devengo de intereses y reajustes (que se registran en los rubros Ingresos por intereses y reajustes o Gastos por intereses y reajustes, según proceda); y las que correspondan a otras causas. Estas últimas se registran, por su importe neto, en el rubro Utilidad neta de operaciones financieras.

En el caso de instrumentos de negociación, los ajustes por valor razonable, resultados por interés, ajustes por tasas, tales como las ganancias/pérdidas realizadas por negociación son incluidas en el Estado Intermedio Consolidado de Resultados en el rubro “Utilidad neta de operaciones financieras”.

Los ajustes por cambios en el valor razonable con origen en:

-
Los “Instrumentos financieros disponibles para la venta” se registran formando parte del patrimonio neto (Otros resultados integrales) consolidado del Banco hasta tanto no se produce la baja en el Estado Intermedio de Situación Financiera Consolidado del activo en el que tienen su origen, en cuyo momento se registran en el Estado Intermedio Consolidado de Resultados.

-
Las partidas cargadas o abonadas a los rubros “cuentas de valoración – Activos financieros disponibles para la venta” permanecen formando parte del patrimonio neto consolidado del Banco hasta que no se produce la baja en el Intermedio de Situación Financiera Consolidado del activo en el que tienen su origen, en cuyo momento se cancelan contra el Estado Intermedio Consolidado de Resultados.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

v.	Operaciones de cobertura

Las entidades consolidadas utilizan los derivados financieros para las siguientes finalidades:

i)	facilitar dichos instrumentos a los clientes que los solicitan en la gestión de sus riesgos de mercado y de crédito,
ii)	utilizarlos en la gestión de los riesgos de las posiciones propias de las entidades del Banco y de sus activos y pasivos (“derivados de cobertura”), y
iii)	para aprovechar en beneficio propio las alteraciones que experimenten estos derivados en su valor “(derivados de negociación)”.

Todo derivado financiero que no reúna las condiciones que permiten considerarlo como de cobertura se trata a efectos contables como un “derivado de negociación”.

Para que un derivado financiero se considere de cobertura, necesariamente tiene que:

1.	Cubrir uno de los siguientes tres tipos de riesgo:
a.
De variaciones en el valor de los activos y pasivos debidas a oscilaciones, entre otras, en el tipo de interés y/o tipo de cambio al que se encuentre sujeto la posición o saldo a cubrir (“cobertura de valores razonables”);

b.
De alteraciones en los flujos de efectivo estimados con origen en los activos y pasivos financieros, compromisos y transacciones altamente probables que se prevean llevar a cabo (“cobertura de flujos de efectivo”);

c.	La inversión neta en un negocio en el extranjero (“cobertura de inversiones netas en negocios en el extranjero”).

2.	Eliminar eficazmente algún riesgo inherente al elemento o posición cubierto durante todo el plazo previsto de cobertura, lo que implica que:
a.	En el momento de la contratación de la cobertura se espera que, en condiciones normales, ésta actúe con un alto grado de eficacia (“eficacia prospectiva”).
b.	Exista una evidencia suficiente de que la cobertura fue realmente eficaz durante toda la vida del elemento o posición cubierto (“eficacia retrospectiva”).

3.
Haberse documentado adecuadamente que la contratación del derivado financiero tuvo lugar específicamente para servir de cobertura de determinados saldos o transacciones y la forma en que se pensaba conseguir y medir esa cobertura, siempre que esta forma sea coherente con la gestión de los riesgos propios que lleva a cabo el Banco.

Las diferencias de valoración de las coberturas contables se registran según los siguientes criterios:

a.
En las coberturas de valor razonable, las diferencias producidas tanto en los elementos de cobertura como en los elementos cubiertos (en lo que refiere al tipo de riesgo cubierto) se reconocen directamente en la cuenta del Estado Intermedio Consolidado de Resultados.

En las coberturas del valor razonable del riesgo de tipo de interés de una cartera de instrumentos financieros, las ganancias o pérdidas que surgen al valorar los instrumentos de cobertura se reconocen directamente en el Estado Intermedio Consolidado de Resultados, mientras que las ganancias o pérdidas debidas a variaciones en el valor razonable del importe cubierto (atribuibles al riesgo cubierto) se reconocen en el Estado Intermedio Consolidado de Resultados utilizando como contrapartida los rubros “Ajustes a activos financieros por macro coberturas” o “Ajustes a pasivos financieros por macro coberturas”, según proceda.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

b.
En las coberturas de los flujos de efectivo, la parte eficaz de la variación del valor del instrumento de cobertura se registra transitoriamente en el rubro de patrimonio “Ajustes por valoración – Coberturas de flujos de efectivo” hasta el momento en que ocurran las transacciones previstas, registrándose entonces en el Estado Intermedio Consolidado de Resultados, salvo que se incluya en el costo del activo o pasivo no financiero, en el caso de que las transacciones previstas terminen en el reconocimiento de activos o pasivos no financieros. La variación de valor de los derivados de cobertura por la parte ineficaz de la misma se registra directamente en el Estado Intermedio Consolidado de Resultados.

c.
Las diferencias en valoración del instrumento de cobertura correspondientes a la parte ineficiente de las operaciones de cobertura de flujos de efectivo se llevan directamente al Estado Intermedio Consolidado de Resultados, en “Resultado de operaciones financieras”.

Si un derivado asignado como de cobertura, bien por su finalización, por su inefectividad o por cualquier otra causa, no cumple los requisitos indicados anteriormente, a efectos contables, dicho derivado pasa a ser considerado como un “derivado de negociación”. Cuando la “cobertura de valores razonables” es discontinuada, los ajustes previamente registrados en el elemento cubierto se imputan a resultados utilizando el método del tipo de interés efectivo recalculado en la fecha que cesa de estar cubierto, debiendo estar completamente amortizado a su vencimiento.

Cuando se interrumpen las “coberturas de flujos de efectivo”, el resultado acumulado del instrumento de cobertura reconocido en “cuentas de valoración” de patrimonio neto (mientras la cobertura era efectiva) se continuará reconociendo en dicho capítulo hasta que la transacción cubierta ocurra, momento en el que se registrará en el Estado Intermedio Consolidado de Resultados, salvo que se prevea que no se va a realizar la transacción, en cuyo caso se registran inmediatamente en el Estado Intermedio Consolidado de Resultados.

vi.	Derivados implícitos en instrumentos financieros híbridos

Los derivados implícitos en otros instrumentos financieros o en otros contratos principales se registran separadamente como derivados cuando sus riesgos y características no están estrechamente relacionados con los de los contratos principales y siempre que dichos contratos principales no se encuentren clasificados en las categorías de “Otros activos (pasivos) financieros a valor razonable con cambios en pérdidas y ganancias” o como “Cartera de instrumentos para negociación”.

vii.	Compensación de instrumentos financieros

Los activos y pasivos financieros son objeto de compensación, es decir, de presentación en el Estado Intermedio de Situación Financiera Consolidado por su importe neto, sólo cuando las entidades dependientes tienen tanto el derecho, exigible legalmente, de compensar los importes reconocidos en los citados instrumentos, como la intención de liquidar la cantidad neta, o de realizar el activo y proceder al pago del pasivo de forma simultánea.

viii.	Baja de activos y pasivos financieros

El tratamiento contable de las transferencias de activos financieros está condicionado por el grado y la forma en que se traspasan a terceros los riesgos y beneficios asociados a los activos que se transfieren:

i.
Si los riesgos y beneficios se traspasan sustancialmente a terceros, caso de las ventas incondicionales, de las ventas con pacto de retrocompra por su valor razonable en la fecha de la retrocompra, de las ventas de activos financieros con una opción de compra adquirida o de venta emitida profundamente fuera de dinero, de las utilizaciones de activos en que las que el cedente no retiene financiaciones subordinadas ni concede ningún tipo de mejora crediticia a los nuevos titulares y otros casos similares, el activo financiero transferido se da de baja del Estado Intermedio de Situación Financiera Consolidado, reconociéndose simultáneamente cualquier derecho u obligación retenido o creado como consecuencia de la transferencia.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

ii.
Si se retienen sustancialmente los riesgos y beneficios asociados al activo financiero transferido, caso de las ventas de activos financieros con pacto de retrocompra por un precio fijo o por el precio de venta más un interés, de los contratos de préstamo de valores en los que el prestatario tiene la obligación de devolver los mismos o similares activos y otros casos análogos, el activo financiero transferido no se da de baja del Estado Intermedio de Situación Financiera Consolidado y se continúa valorando con los mismos criterios utilizados antes de la transferencia. Por el contrario, se reconocen contablemente:

1.	Un pasivo financiero asociado por un importe igual al de la contraprestación recibida, que se valora posteriormente a su costo amortizado.
2.	Tanto los ingresos del activo financiero transferido (pero no dado de baja) como los gastos del nuevo pasivo financiero.

iii.
Si ni se transfieren ni se retienen sustancialmente los riesgos y beneficios asociados al activo financiero transferido - caso de las ventas de activos financieros con una opción de compra adquirida o de venta emitida que no están profundamente dentro ni fuera de dinero, de las utilizaciones en las que el cedente asume una financiación subordinada u otro tipo de mejoras crediticias por una parte del activo transferido y otros casos semejantes - , se distingue entre:

i.
Si la entidad cedente no retiene el control del activo financiero transferido: se da de baja del Estado Intermedio de Situación Financiera Consolidado y se reconoce cualquier derecho u obligación retenido o creado como consecuencia de la transferencia.

ii.
Si la entidad cedente retiene el control del activo financiero transferido: continúa reconociéndolo en el Estado Intermedio de Situación Financiera Consolidado por un importe igual a su exposición a los cambios de valor que pueda experimentar y reconoce un pasivo financiero asociado al activo financiero transferido. El importe neto del activo transferido y el pasivo asociado será el costo amortizado de los derechos y obligaciones retenidos, si el activo transferido se mide por su costo amortizado, o el valor razonable de los derechos y obligaciones retenidos, si el activo transferido se mide por su valor razonable.

De acuerdo con lo anterior, los activos financieros sólo se dan de baja del Estado Intermedio de Situación Financiera Consolidado cuando se han extinguido los derechos sobre los flujos de efectivo que generan o cuando se han transferido sustancialmente a terceros los riesgos y beneficios que llevan implícitos. De forma similar, los pasivos financieros sólo se dan de baja del Estado Intermedio de Situación Financiera Consolidado cuando se han extinguido las obligaciones que generan o cuando se adquieren con la intención de cancelarlos o de recolocarlos de nuevo.

i)	Reconocimiento de ingresos y gastos

A continuación se resumen los criterios más significativos utilizados por el Banco para el reconocimiento de sus ingresos y gastos:

i.	Ingresos y gastos por intereses y conceptos asimilados

Los ingresos y gastos por intereses y conceptos asimilados a ellos se reconocen contablemente en función de su período de devengo, por aplicación del método de interés efectivo. Los dividendos percibidos de otras sociedades se reconocen como ingreso en el momento en que nace el derecho a percibirlos por las entidades consolidadas.

No obstante, cuando una determinada operación presenta una morosidad igual o superior a 90 días, cuando su origen corresponde a una operación refinanciada o renegociada o cuando el deudor, a juicio del Banco presenta un alto grado de riesgo de incumplimiento, los intereses y reajustes correspondientes a estas operaciones no son reconocidos directamente en el Estado Intermedio Consolidado de Resultados, a menos que estos sean efectivamente percibidos.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

Estos intereses y reajustes, se denominan en términos generales como “suspendidos” y son registrados en cuentas de orden, las cuales no forman parte de Estado Intermedio de Situación Financiera Consolidado, sino que son informados como parte de la información complementaria de éstos (Nota 22). Los dividendos recibidos de sociedades, clasificados como “Inversiones en otras sociedades” son reconocidos en resultado cuando surge el derecho de recibirlos.

ii.	Comisiones, honorarios y conceptos asimilados

Los ingresos y gastos por comisiones y honorarios son reconocidos en el Estado Intermedio Consolidado de Resultados utilizando distintos criterios según sea su naturaleza. Los más significativos son:

-	Aquellos que surgen de transacciones o servicios que se prolongan a lo largo del tiempo, durante la vida de tales transacciones o servicios.
-	Aquellos que responden a un acto singular, cuando se produce el acto que los origina.

iii.	Ingresos y gastos no financieros

Se reconocen contablemente de acuerdo con el criterio de devengo.

iv.	Comisiones en la formalización de préstamos

Las comisiones financieras que surgen en la formalización de préstamos, fundamentalmente las comisiones de apertura o de estudio e información, son períodificadas y registradas en el Estado Intermedio Consolidado de Resultados a lo largo de la vida del préstamo. En el caso de las comisiones de apertura, se registra inmediatamente en el Estado Intermedio Consolidado de Resultados la parte correspondientes a los costos directos relacionados incurridos en la formalización de dichas operaciones.

j)	Deterioro

i.	Activos financieros:

Un activo financiero es evaluado en cada fecha de presentación de los estados financieros para determinar si existe evidencia objetiva de deterioro.

Un activo financiero o un grupo de activos financieros estará deteriorado, y se habrá producido una pérdida por deterioro del valor si, y solo si, existe evidencia objetiva del deterioro como resultado de uno o más eventos que hayan ocurrido después del reconocimiento inicial del activo (un “evento que causa la pérdida”), y ese evento o eventos causantes de la pérdida tengan un impacto sobre los flujos de efectivo futuros estimados del activo financiero o del grupo de activos financieros, que pueda ser estimado con fiabilidad. Podría no ser posible identificar un único evento que individualmente sea la causa del deterioro.

Una pérdida por deterioro en relación con activos financieros registrados al costo amortizado, se calcula como la diferencia entre el importe en libros del activo y el valor actual de los flujos de efectivo estimados, descontados al tipo de interés efectivo.

Una pérdida por deterioro en relación con un activo financiero disponible para la venta se calcula por referencia a su valor razonable.

Los activos financieros individualmente significativos son examinados de manera individual para determinar su deterioro. Los activos financieros restantes son evaluados colectivamente en grupos que comparten características de riesgo crediticio similares.

Todas las pérdidas por deterioro son reconocidas en resultado. Cualquier pérdida acumulada en relación con un activo financiero disponible para la venta reconocido anteriormente en patrimonio es transferido al resultado.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

El reverso de una pérdida por deterioro ocurre solo si éste puede ser relacionado objetivamente con un evento ocurrido después de que éste fuese reconocido. En el caso de los activos financieros registrados al costo amortizado y para los disponibles para la venta que son títulos de venta, el reverso es reconocido en el resultado. En el caso de los activos financieros que son títulos de renta variables, el reverso es reconocido directamente en patrimonio.

ii.	Activos no financieros:

El monto en libros de los activos no financieros del Banco, excluyendo propiedades de inversión son revisados en cada fecha de presentación de los estados financieros para determinar si existen indicios de deterioro. Si existen tales indicios, entonces se estima el monto a recuperar del activo.

En relación con otros activos, las pérdidas por deterioro reconocidas en períodos anteriores son evaluadas en cada fecha de presentación en búsqueda de cualquier indicio de que la pérdida haya disminuido o haya desaparecido. Una pérdida por deterioro se revertirá solo en la medida que el valor en libros del activo no exceda al monto en libros que habría sido determinado.

k)	Activo fijo

Incluye el importe de los inmuebles, terrenos, mobiliario, vehículos, equipos de informática y otras instalaciones de propiedad de las entidades consolidadas o adquiridos en régimen de arrendamiento financiero. Los activos se clasificarán en función de su uso:

i.	Activo fijo de uso propio

El activo fijo de uso propio (que incluye, entre otros, los activos materiales recibidos por las entidades consolidadas para la liquidación, total o parcial, de activos financieros que representan derechos de cobro frente a terceros y a los que se prevé dar un uso continuado y propio, así como los que se están adquiriendo en régimen de arrendamiento financiero) se presenta a su costo de adquisición, menos su correspondiente amortización acumulada y, si procede, las pérdidas estimadas que resultan de comparar el valor neto de cada partida con su correspondiente importe recuperable.

A estos efectos, el costo de adquisición de los activos adjudicados se asimila al importe neto de los activos financieros entregados a cambio de su adjudicación.

La amortización se calcula, aplicando el método lineal, sobre el costo de adquisición de los activos menos su valor residual, entendiéndose que los terrenos sobre los que se asientan los edificios y otras construcciones tienen una vida indefinida y que, por tanto, no son objeto de amortización.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

El Banco debe aplicar las siguientes vidas útiles a los bienes físicos que conformen el activo:

Vida Útil
RUBRO	(Meses)

Terrenos	-
Cuadros y obras de arte	-
Bienes retirados por enajenar	-
Alfombras y cortinajes	36
Computadores y equipos periféricos	36
Vehículos	36
Software y sistemas computacionales	36
Cajeros automáticos y tele consultas	60
Máquinas y equipos en general	60
Mobiliario de oficina	60
Sistemas telefónicos y comunicación	60
Sistemas de seguridad	60
Derechos sobre líneas telefónicas	60
Sistemas de climatización	84
Instalaciones en general	120
Sistemas de seguridad (adquisiciones hasta Octubre 2002)	120
Construcciones	1.200

Con ocasión de cada cierre contable, las entidades consolidadas analizan si existen indicios de que el valor neto de los elementos de su activo material exceda de su correspondiente importe recuperable, en cuyo caso, reducen el valor en libros del activo de que se trate hasta su importe recuperable y ajustan los cargos futuros en concepto de amortización en proporción a su valor en libros ajustado y a su nueva vida útil remanente, en el caso de ser necesaria una reestimación de la misma.

De forma similar, cuando existen indicios de que se ha recuperado el valor de un activo material, las entidades consolidadas registran la reversión de la pérdida por deterioro contabilizada en períodos anteriores y ajustan en consecuencia los cargos futuros en concepto de su amortización. En ningún caso la reversión de la pérdida por deterioro de un activo puede suponer el incremento de su valor en libros por encima de aquél que tendría si no se hubieran reconocido pérdidas por deterioro en ejercicios anteriores.

Así mismo, al menos al final del ejercicio, se procede a revisar la vida útil estimada de los elementos del activo fijo de uso propio, de cara a detectar cambios significativos en las mismas que, de producirse, se ajustarán mediante la correspondiente corrección del cargo al Estado Intermedio Consolidado de Resultados de ejercicios futuros de la dotación a su amortización en virtud de la nuevas vidas útiles.

Los gastos de conservación y mantenimiento de los activos materiales de uso propio se cargan a los resultados del ejercicio en que se incurren.

ii.	Activos cedidos en arrendamiento operativo

Los criterios aplicados para el reconocimiento del costo de adquisición de los activos cedidos en arrendamiento operativo para su amortización, para la estimación de sus respectivas vidas útiles y para el registro de sus pérdidas por deterioro coinciden con los descritos en relación con los activos fijos de uso propio.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

l)	Leasing

i.	Leasing financiero

Los leasing financieros son arrendamientos que transfieren substancialmente todos los riesgos y beneficios desde el propietario del activo arrendado al arrendatario.

Cuando las entidades consolidadas actúan como arrendadoras de un bien, la suma de los valores actuales de los importes que recibirán del arrendatario más el valor residual garantizado, habitualmente el precio de ejercicio de la opción de compra del arrendatario a la finalización del contrato, se registra como un financiamiento a terceros, por lo que se incluye en el rubro “Créditos y cuentas por cobrar a clientes” del Estado Intermedio de Situación Financiera Consolidado.

Cuando las entidades consolidadas actúan como arrendatarias, presentan el costo de los activos arrendados en el Estado Intermedio de Situación Financiera Consolidado según la naturaleza del bien objeto del contrato y, simultáneamente, un pasivo por el mismo importe (que será el menor del valor razonable del bien arrendado o de la suma de los valores actuales de las cantidades a pagar al arrendador más, en su caso, el precio de ejercicio de la opción de compra). Estos activos se amortizan con criterios similares a los aplicados al conjunto de los activos fijos de uso propio.

En ambos casos, los ingresos y gastos financieros con origen en estos contratos se abonan y cargan, respectivamente, al Estado Intermedio Consolidado de Resultados, en los ítems “Ingresos por intereses” y “Gastos por intereses” de forma que el rendimiento se mantenga constante a lo largo de la vida de los contratos.

ii.	Leasing operativo

En las operaciones de arrendamiento operativo, la propiedad del bien arrendado, y sustancialmente todos los riesgos y ventajas que recaen sobre el bien, permanecen en el arrendador.

Cuando las entidades consolidadas actúan como arrendadoras, presentan el costo de adquisición de los bienes arrendados en el ítem “Activo fijo”. Estos activos se amortizan de acuerdo con las políticas adoptadas para los activos materiales similares de uso propio y los ingresos procedentes de los contratos de arrendamiento se reconocen en el Estado Intermedio Consolidado de Resultados de forma lineal, en el ítem “Otros resultados operacionales”.

Cuando las entidades consolidadas actúan como arrendatarias, los gastos del arrendamiento incluyendo incentivos concedidos, en su caso, por el arrendador, se cargan linealmente a sus cuentas de pérdidas y ganancias consolidadas, en el capítulo “Otros gastos generales de administración”.

iii.	Ventas con arrendamiento posterior

En el caso de ventas a su valor razonable con arrendamiento operativo posterior, los resultados generados se registran en el momento de la venta. En el caso de arrendamiento financiero posterior, los resultados generados se amortizan a lo largo del plazo de arrendamiento.

m)	Operaciones de factoring

Las operaciones de factoring se valorizan por los montos desembolsados por el Banco a cambio de las facturas u otros instrumentos del comercio representativos de crédito que el cedente entrega al Banco. La diferencia de precios entre las cantidades desembolsadas y el valor nominal real de los créditos se registra en el Estado Intermedio Consolidado de Resultados  como ingresos por intereses, a través del método del tipo de interés efectivo, durante el período de financiamiento.

En aquellos casos en que la cesión de estos instrumentos se realiza sin responsabilidad por parte del cedente, es el Banco quien asume los riesgos de insolvencia de los obligados al pago.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

n)	Activos intangibles

Los activos intangibles son identificados como activos no monetarios (separados de otros activos) sin sustancia física que surge como resultado de una transacción legal o son desarrollados internamente por las entidades consolidadas. Son activos cuyo costo puede ser estimado confiablemente y por los cuales las entidades consolidadas consideran probable que sean reconocidos beneficios económicos futuros.

Los activos intangibles son reconocidos inicialmente a su costo de adquisición o producción y son subsecuentemente medidos a su costo menos cualquier amortización acumulada o menos cualquier pérdida por deterioro acumulada.

Software desarrollado internamente

Los software desarrollados internamente son reconocidos como un activo intangible si, entre otros requisitos (básicamente la capacidad del Banco para usarlo o venderlo), puede ser identificado y tienen capacidad para generar beneficios económicos futuros.

Los gastos en actividades de investigación son reconocidos como un gasto en el año en que estos son incurridos y no pueden ser posteriormente capitalizados.

La estimación de la vida útil del software es de 3 años.

o)	Efectivo y efectivo equivalente

Para la elaboración del estado de flujo de efectivo se ha utilizado el método indirecto, en el que partiendo del resultado consolidado del Banco antes de impuestos se incorporan las transacciones no monetarias, así como de los ingresos y gastos asociados con flujos de efectivo de actividades clasificadas como de inversión o financiamiento.

Para la elaboración del estado de flujos de efectivo se toman en consideración los siguientes conceptos:

i.
Flujos de efectivo: las entradas y salidas de efectivo y de efectivo equivalentes, entendiendo por éstas los saldos en partidas tales como: depósitos en el Banco Central de Chile, depósitos en Bancos Nacionales, depósitos en el exterior.

ii.	Actividades operacionales: corresponden a las actividades normales realizadas por los bancos, así como otras actividades que no pueden ser calificadas como de inversión o de financiamiento.
iii.	Actividades de inversión: corresponden a la adquisición, enajenación o disposición por otros medios, de activos a largo plazo y otras inversiones no incluidas en el efectivo y equivalente de efectivo.
iv.	Actividades de financiamiento: Las actividades que producen cambios en el tamaño y composición del patrimonio neto y de los pasivos que formen parte de las actividades operacionales de inversión.

p)	Provisiones por riesgo de crédito

El Banco ha establecido provisiones para probables pérdidas en préstamos de acuerdo con las instrucciones emitidas por la Superintendencia de Bancos e Instituciones Financieras y los modelos de calificación y evaluación de riesgo de créditos aprobados por el Comité de Directores.

De acuerdo con la metodología desarrollada por el Banco, los préstamos se dividen en tres categorías:

i.	Colocaciones de consumo,
ii.	Colocaciones para vivienda, y
iii.	Colocaciones comerciales.

El riesgo de los modelos internos utilizados para calcular las provisiones se describen a continuación:

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

i.	Provisiones para las evaluaciones individuales de las colocaciones comerciales

El Banco asigna una categoría de riesgo para cada deudor y sus respectivos préstamos. Además, considera los siguientes factores de riesgo en el análisis: la industria o el sector, socios y administración, su situación financiera y capacidad de pago; y el comportamiento de pago.

El Banco asigna una de las siguientes categorías de riesgo de cada préstamo del deudor:

i.	Las clasificaciones A1, A2 y A3, corresponden a los deudores sin aparente riesgo de crédito.
ii.	La clasificación B corresponde a los deudores con algún riesgo de crédito, pero no aparenta deterioro de la capacidad de pago.
iii.	Las clasificaciones C1, C2, C3, C4, D1 y D2 corresponden a los deudores cuyos préstamos se han deteriorado.

Para los préstamos clasificados como A1, A2, A3 y B, el Comité de Directores del Banco está autorizado para determinar los niveles de provisiones. El Banco asigna un determinado nivel de riesgo para cada deudor. Por lo tanto, los deudores con las mismas categorías podrían tener diferentes niveles de riesgo.

Para los préstamos clasificados en las categorías C1, C2, C3, C4, D1 y D2, el Banco debe mantener los siguientes niveles de reservas:

Clasificación	Rango de pérdida estimada	Provisión

C1	Hasta 3%	2%
C2	Más de 3% hasta 19%	10%
C3	Más de 19% hasta 29%	25%
C4	Más de 29% hasta 49%	40%
D1	Más de 49% hasta 79%	65%
D2	Más de 79%	90%

En estas categorías se ubican los deudores con capacidad de pago insuficiente en las situaciones previsibles. Las categorías que se indican corresponden a un encasillamiento basado en el nivel de pérdida esperado de créditos comerciales y operaciones de leasing comercial del cliente en su conjunto, cuantificado de acuerdo a la metodología utilizada por el Banco.

Para efectos de constituir las provisiones, se aplica sobre los créditos el porcentaje asociado al rango de porcentajes de pérdida estimada.

ii.	Provisiones de evaluación grupal

Las evaluaciones grupales resultan pertinentes para abordar un alto número de operaciones cuyos montos individuales son bajos y se trate de personas naturales o de empresas de tamaño pequeño.

Los niveles de provisiones requeridas han sido determinados por el Banco, de acuerdo a la pérdida estimada de los créditos, mediante la clasificación de la cartera de colocaciones usando uno de los dos siguientes modelos:

ii.
El modelo basado en las características de los deudores y sus préstamos pendientes. Deudores y colocaciones con similares características pueden ser agrupados y a cada grupo se le asignará un nivel de riesgo.

iii.
El modelo basado en el comportamiento de un grupo de colocaciones. Colocaciones con historial de pago análogos y similares características serán agrupados y a cada grupo se le asignará un nivel de riesgo.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

ii.	Provisiones de evaluación grupal, continuación:

Las evaluaciones grupales de que se trata requieren de la conformación de grupos de créditos con características homogéneas en cuanto a tipo de deudores y condiciones pactadas, a fin de establecer, mediante estimaciones técnicamente fundamentadas y siguiendo criterios prudenciales, tanto el comportamiento de pago del grupo de que se trate como de las recuperaciones de sus créditos deteriorados y, consecuentemente, constituir las provisiones necesarias para cubrir el riesgo de la cartera.

Banco Santander Chile, utiliza metodologías de provisiones para la cartera definida como Grupal, donde incluye créditos comerciales para deudores no carterizados, créditos hipotecarios y consumo (incluyendo cuotas, tarjetas y líneas). El modelo utilizado aplica  tasas de pérdidas históricas por segmento y perfil de riesgo sobre los créditos y cuentas por cobrar a clientes correspondientes a cada cartera para su respectiva constitución de provisiones.

El modelo de provisiones de la cartera de consumo segmenta la cartera en cuatro grupos, construyendo un modelo para cada uno de ellos:

•	Clientes normales nuevos.
•	Clientes normales antiguos.
•	Clientes renegociados.

Cada modelo es segmentado por perfil de riesgo, los cuales permiten diferenciar el riesgo de cada cartera de una manera más adecuada y ordenada; cuyo método de perfilamiento se establece en base a un método de construcción estadístico conocido como “scorecards”, estableciendo una relación  a través de una regresión logística entre variables tales como; morosidad, comportamiento externos, variable socio-demográficas, etcétera y una variable de respuesta que determina el riesgo del cliente, en este caso mora superior a 90 días. Una vez estimados los “scorecards” se establecen perfiles comunes relacionados a un orden lógico, bondad estadística y diferenciación de las tasas de pérdidas o vintage de castigos.

Las tasas de pérdidas se definen a través de metodología “Vintage de Castigos Netos” (castigos netos de recuperos); es decir, se establece el periodo donde se maximiza o estabiliza las perdidas de las distintas “camadas” por cada uno de los modelos. Una vez obtenido el periodo de estabilización, se aplica a cada perfil de cada modelo para obtener la tasa de castigo asociada a dicho periodo.

En el caso de los modelos comerciales grupales e hipotecarios, se utilizan segmentos de negocio, perfiles de riesgo y tramos de morosidad, constituyendo una matriz donde se alojan las tasas de pérdidas para cada combinación de segmento, perfil, y morosidad; ya sea para la cartera comercial o hipotecaria. Las tasas de pérdidas se elaboran a través de medias históricas y estimaciones estadísticas  dependiendo del segmento y de la cartera o producto.

iii.	Provisiones de colocaciones para vivienda y de consumo

Las provisiones para colocaciones para vivienda y de consumo están directamente relacionadas con la madurez de las colocaciones.

A todos los créditos de consumo e hipotecarios se les asigna un rating según base individual utilizando un modelo estadístico automático y sofisticado que también considera el comportamiento de crédito de los deudores. Una vez que el rating del cliente es determinado, la provisión del préstamo hipotecario o de consumo es calculada usando una categoría de riesgo y un porcentaje relacionado, el cual dependerá de su madurez.

iv	Provisiones adicionales

Bajo las normas de la SBIF, a los bancos se les permite establecer provisiones por sobre los límites descritos anteriormente, solamente para cubrir riesgos específicos que han sido autorizados por el Comité de Directores.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

Castigos

Por regla general, los castigos deben efectuarse cuando expiren los derechos contractuales sobre los flujos de efectivo. Al tratarse de colocaciones, aún cuando no ocurriera lo anterior, se procederá a castigar los respectivos saldos del activo de acuerdo con lo indicado en el título II del Capítulo B-2 del Compendio de Normas Contables de la SBIF.

Los castigos de que se trata se refieren a las bajas en el Estado de Situación Financiera del activo correspondiente a la respectiva operación incluyendo, por consiguiente, aquella parte que pudiera no estar vencida si se tratara de un crédito pagadero en cuotas o parcialidades, o de una operación de leasing (no existen castigos parciales).

Los castigos deberán contabilizarse siempre con cargo las provisiones por riesgo de crédito constituidas de acuerdo con lo indicado en el Capítulo B-1 del Compendio de Normas Contables, cualquiera que sea la causa por la cual se procede al castigo.

A partir del presente año, los castigos de los créditos y cuentas por cobrar se realizan sobre las cuotas vencidas, morosas y vigentes, y el plazo debe computarse desde el inicio de su mora, es decir, efectuarse cuando el tiempo de mora de una cuota o porción de crédito de una operación alcance el plazo para castigar que se dispone a continuación:

Tipo de colocación	Plazo
Créditos de consumo con o sin garantías reales	6 meses
Otras operaciones sin garantías reales	24 meses
Créditos comerciales con garantías reales	36 meses
Créditos hipotecarios para vivienda	48 meses
Leasing de consumo	6 meses
Otras operaciones de leasing no inmobiliario	12 meses
Leasing inmobiliario (comercial y vivienda)	36 meses

El plazo corresponde al tiempo transcurrido desde la fecha en la cual pasó a ser exigible el pago de toda o parte de la obligación que se encuentre en mora.

Los pagos posteriores que se obtuvieran por las operaciones castigadas se reconocerán en el Estado Intermedio Consolidado de Resultados como Recuperaciones de créditos castigados.

Cualquier renegociación de un crédito ya castigado no dará origen a ingresos, mientras la operación siga teniendo la calidad de deteriorada, debiendo tratarse los pagos efectivos que se reciban, como recuperaciones de créditos castigados.

El crédito renegociado sólo se podrá reingresar al activo si deja de tener la calidad de deteriorado, reconociendo también el ingreso por la activación como recuperación de créditos castigados.

vi.	Recuperaciones de créditos y cuentas por cobrar a clientes previamente castigados

Las recuperaciones de créditos y cuentas por cobrar a clientes, previamente castigados, son registradas directamente en resultados y presentadas en el Estado Intermedio Consolidado de Resultados como una reducción de las provisiones por riesgo de crédito.

q)	Provisiones, activos y pasivos contingentes

Las provisiones son pasivos en los que existe incertidumbre acerca de su cuantía o vencimiento. Estas provisiones se reconocen en el Estado Intermedio de Situación Financiera Consolidado Financiera cuando se cumplen los siguientes requisitos en forma copulativa:

i.	Es una obligación actual como resultado de hechos pasados y,

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

q)	Provisiones, activos y pasivos contingentes, continuación

ii.	A la fecha de los estados financieros es probable que el Banco tenga que desprenderse de recursos para cancelar la obligación y la cuantía de estos recursos puedan medirse de manera fiable.

Un activo o pasivo contingente es toda obligación surgida de hechos pasados cuya existencia quedará confirmada sólo si llegan a ocurrir uno o más sucesos futuros inciertos y que no están bajo el control del Banco.

Se califican como contingentes en información complementaria lo siguiente:

i.
Avales y fianzas: Comprende los avales, fianzas y cartas de crédito stand by a que se refiere el Capítulo 8-10 de la Recopilación Actualizada de Normas. Además, comprende las garantías de pago de los compradores en operaciones de factoraje, según lo indicado en el Capítulo 8-38 de dicha Recopilación.

ii.	Cartas de crédito del exterior confirmadas: Corresponde a las cartas de crédito confirmadas por el Banco.

iii.	Cartas de crédito documentarias: Incluye las cartas de créditos documentarias emitidas por el Banco, que aún no han sido negociadas.

iv.	Boletas de garantía: Corresponde a las boletas de garantía enteradas con pagaré a que se refiere el Capítulo 8-11 de la Recopilación Actualizada de Normas.

v.	Cartas de garantía interbancarias: Corresponde a las cartas de garantía emitidas según lo previsto en el título II del Capítulo 8-12 de la Recopilación Actualizada de Normas.

vi.
Líneas de crédito de libre disposición: Considera los montos no utilizados de líneas de crédito que permiten a los clientes hacer uso del crédito sin decisiones previas por parte del Banco (por ejemplo, con el uso de tarjetas de crédito o sobregiros pactados en cuentas corrientes).

vii.
Otros compromisos de crédito: Comprende los montos no colocados de créditos comprometidos, que deben ser desembolsados en una fecha futura acordada o cursados al ocurrir los hechos previstos contractualmente con el cliente, como puede suceder en el caso de líneas de crédito vinculadas al estado de avance de proyectos de construcción o similares.

viii.
Otros créditos contingentes: Incluye cualquier otro tipo de compromiso de la entidad que pudiere existir y que puede dar origen a un crédito efectivo al producirse ciertos hechos futuros. En general, comprende operaciones infrecuentes tales como la entrega en prenda de instrumentos para garantizar el pago de operaciones de crédito entre terceros u operaciones con derivados contratados por cuenta de terceros que puedan implicar una obligación de pago y no se encuentran cubiertos con depósitos.

Las cuentas anuales consolidadas recogen todas las provisiones significativas con respecto a las cuales se estima que la probabilidad de que se tenga que atender la obligación es mayor que de lo contrario.

Las provisiones (que se cuantifican teniendo en consideración la mejor información disponible sobre las consecuencias del suceso en el que traen su causa y son re-estimadas con ocasión de cada cierre contable) se utilizan para afrontar las obligaciones específicas para las cuales fueron originalmente reconocidas; procediéndose a su reversión, total o parcial, cuando dichas obligaciones dejan de existir o disminuyen.

Las provisiones se clasifican en función de las obligaciones cubiertas, siendo estas las siguientes:

-	Provisiones para beneficios y remuneraciones del personal.
-	Provisión para dividendos mínimos.
-	Provisiones por riesgo de créditos contingentes.
-	Provisiones por contingencias.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

r)	Impuesto a la renta e impuestos diferidos

El gasto por impuesto sobre beneficios del ejercicio se calcula mediante la suma del impuesto corriente que resulta de la aplicación del correspondiente tipo de gravamen sobre la base imponible del ejercicio (después de aplicar las deducciones que fiscalmente son admisibles) y de la variación de los activos y pasivos por impuestos diferidos que se reconozcan en la cuenta de pérdida y ganancia consolidada.

Los activos y pasivos por impuesto diferidos incluyen las diferencias  temporarias que se identifican como aquellos importes que se prevén pagaderos o recuperables por las diferencias entre el valor en libros de los elementos patrimoniales y sus correspondientes valores tributarios, así como las bases imponibles negativas pendientes de compensación y los créditos por deducciones fiscales no aplicadas fiscalmente. Dichos importes se registran aplicando a la diferencia temporaria que corresponda el tipo de gravamen al que se espera recuperarlos o liquidarlos.

Al 30 de Septiembre de 2010, el banco ha reconocido activos por impuestos diferidos, como la administración ha determinado que es probable que los beneficios tributarios estén disponibles contra las diferencias temporales de las pérdidas fiscales que puedan ser utilizados al final de cada período.

Los efectos del impuesto diferido por las diferencias temporales entre la base imponible y los saldos en libros se registran sobre base devengada, de acuerdo con la NIC 12.

s)	Uso de estimaciones

La preparación de los estados financieros requiere que la Administración realice juicios, estimaciones y supuestos que afectan la aplicación de las políticas de contabilidad y los montos de activos, pasivos, ingresos y gastos presentados.  Los resultados reales pueden diferir de estas estimaciones.

En ciertos casos los principios contables generalmente aceptados requieren que los activos o pasivos sean registrados o presentados a su valor razonable. El valor razonable es el monto al cual un activo puede ser comprado o vendido, o en el caso de un pasivo podría ser incurrido o liquidado en una transacción corriente entre partes dispuestas, más que en una liquidación o venta forzada.  Cuando los precios de mercado en mercados activos están disponibles éstos son utilizados como base de valoración. Cuando los precios de mercado en mercados activos no están disponibles, el Banco estima aquellos valores como valores basados en la mejor información disponible, incluyendo el uso de modelos internos valorización y otras técnicas de evaluación.

El Banco ha establecido provisiones para cubrirse de posibles pérdidas por préstamos de acuerdo a la regulación emitida por la Superintendencia de Bancos e Instituciones Financieras. Estas regulaciones requieren que para estimar las provisiones, éstas deben ser evaluadas regularmente tomando en consideración factores como cambios en la naturaleza y tamaño de la cartera de préstamos, tendencias en la cartera prevista, calidad crediticia y condiciones económicas que puedan afectar a la capacidad de pago de los deudores. Los incrementos en provisiones por pérdida de préstamos son presentadas como “Provisiones por riesgo de crédito” en el Estado Intermedio Consolidado de Resultados.  Los préstamos son castigados cuando la administración determina que el préstamo o una parte de este no puede ser cobrado.  Los castigos son registrados como una reducción de las provisiones por riesgo de crédito.

Las estimaciones y supuestos relevantes son revisados regularmente por la Administración del Banco a fin de cuantificar algunos activos, pasivos, ingresos, gastos y compromisos.  Las revisiones de las estimaciones contables son reconocidas en el período  en que la estimación es revisada y en cualquier período futuro afectado.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

Principalmente, estas estimaciones, realizadas en función de la mejor información disponible, se refieran a:

- Las pérdidas por deterioros de determinados activos (Notas 08, 09 y 10)
- La vida útil de los activos materiales e intangibles (Notas 11, 12 y 29)
- El valor razonable de activos y pasivos (Notas 06, 07, 10 y 32)
- Compromisos y contingencias (Nota 19)
- Impuestos corrientes e impuestos diferidos (Nota 13)

t)	Activos no corrientes mantenidos para la venta

Los activos no corrientes (o grupo enajenable que comprende activos y pasivos) que se espera sean recuperados principalmente a través de ventas en lugar de ser recuperados mediante su uso continuo son clasificados como mantenidos para la venta. Inmediatamente antes de esta clasificación, los activos (o elementos de un grupo enajenable) son vueltos a medir de acuerdo con las políticas contables del Banco. A partir de ese momento, los activos (o grupo de enajenación) son medidos al menor valor entre el valor en libros y el valor razonable menos el costo de ventas.

Cualquier pérdida por deterioro en grupo de enajenación es primero asignado al fondo de comercio y luego a los activos y pasivos restantes en base a prorrateo, excepto en el caso que ninguna pérdida haya sido registrada en los activos financieros, los activos diferidos, los activos de beneficios a los empleados y la propiedad de inversión que siguen siendo evaluados según las políticas contables del Banco. Las pérdidas por deterioro en la clasificación inicial de mantenidas para la venta y con ganancias y pérdidas posteriores a la revalorización, son reconocidas en el resultado. Las ganancias no son reconocidas si superan cualquier pérdida acumulativa.

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009 el Banco no ha clasificado activos no corrientes como mantenidos para la venta.

Bienes recibidos o adjudicados en pago

Los bienes recibidos o adjudicados en pago de créditos y cuentas por cobrar a clientes son registrados, en el caso de las daciones en pago, al precio convenido entre las partes o, por el contrario, en aquellos casos donde no exista acuerdo entre estas, por el monto por el cual el Banco se adjudica dichos bienes en un remate judicial.

Posteriormente, estos bienes son valorizados por el menor importe entre el valor registrado en un inicio y su valor neto de realización, el cual corresponde a su valor razonable (valor de liquidez determinado a través de una tasación independiente)  menos sus respectivos costos de ventas asociados.

A lo menos una vez al año, el Banco realiza los análisis necesarios para actualizar su determinación del costo de venta de este tipo de activos.  Al 31 de Diciembre de 2009 se determinó un costo de venta (costo para mantenerlo y enajenarlo) promedio estimado de un 5,9% sobre el valor de tasación, al 30 de Septiembre de 2009, el costo de venta  promedio vigente es de un 6,5%.

En general, se estima que estos bienes serán enajenados dentro del plazo de un año contado desde su fecha de adjudicación.  En cumplimiento de lo dispuesto por el artículo 84 de la Ley General de Bancos, aquellos bienes que no son venidos dentro de dicho plazo, son castigados en una única cuota.

u)	Utilidad por acción

La utilidad básica por acción se determina dividiendo el resultado neto atribuido al Banco en un ejercicio entre el número promedio ponderado de las acciones en circulación durante ese período.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

El beneficio diluido por acción se determina de forma similar al beneficio básico, pero el número promedio ponderado de acciones en circulación se ajusta para tener en cuenta el efecto dilusivo potencial de las opciones sobre acciones, warrants y deuda convertible.

Al 30 de Septiembre de 2010 y 2009 el Banco no posee instrumentos que generen efectos dilusivos en el patrimonio.

v)	Adquisición (cesión) temporal de activos

Compras (ventas) de activos financieros bajo acuerdos de retroventa no opcional (retrocompra) a un precio fijo (“repos”) son reconocidos en el Estado Intermedio de Situación Financiera Consolidado como una cesión (recepción) financiera, basada en la naturaleza del deudor (acreedor), en los ítems “Depósitos en el Banco Central de Chile”, “Depósitos en instituciones financieras” o “créditos y cuentas por cobrar a clientes” (“Depósitos del Banco Central de Chile”, “depósitos de instituciones financieras” o “Depósitos y captaciones”).

La diferencia entre los precios de compra y venta se registra como intereses financieros durante la vida del contrato.

w)	Patrimonios y fondos de inversión gestionados por el Banco

Los patrimonios administrados por las distintas sociedades que forman parte del perímetro de consolidación del Banco (Santander Asset Management S.A Administradora General de Fondos y Santander S.A. Sociedad Securitizadora) que son propiedad de terceros no se incluyen en el Estado Intermedio de Situación Financiera Consolidado. Las comisiones generadas por esta actividad se incluyen en el saldo del rubro “Ingresos por comisiones” del Estado Intermedio Consolidado de Resultados.

x)	Provisión dividendos mínimos

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, el Banco reconoció un pasivo (provisión) por dividendos mínimos u obligatorios. Esta provisión se realiza en base a lo estipulado en el artículo 79 la Ley de Sociedades Anónimas, coincidente con la política interna de dividendos del Banco, la cual estipula que al menos se distribuirá el 30% del resultado neto del ejercicio, salvo acuerdo diferente adoptado en la junta de accionistas respectiva, por la unanimidad de las acciones emitidas.

y)	Beneficios al personal

i.	Planes de beneficios definidos:

El banco registra en la línea de “Provisiones por otros beneficios al personal” del pasivo del Estado Intermedio de Situación Financiera Consolidado Financiera (o en el activo, en el rubro “Otros activos”, dependiendo del signo de la diferencia) el valor actual de los compromisos post-empleo de prestación definida, netos del valor razonable de los “activos del plan” y de las ganancias y/o pérdidas actuariales netas acumuladas no registradas, puestas de manifiesto en la valoración de estos compromisos que son diferidas en virtud del tratamiento de la denominada “banda de fluctuación”, y del “costo por los servicios pasados” cuyo registro se difiera en el tiempo, según se explica a continuación.

Se consideran “activos del plan” aquellos con los cuales se liquidarán directamente las obligaciones y reúnen las siguientes condiciones:

-	No son propiedad de las entidades consolidadas, sino de un tercero separado legalmente y sin el carácter de parte vinculada al Banco.

-
Sólo están disponibles para pagar o financiar retribuciones post-empleo y no pueden retornar a las entidades consolidadas, salvo cuando los activos que quedan en dicho plan son suficientes para cumplir todas las obligaciones del plan o de la entidad relacionadas con las prestaciones de los empleados actuales o pasados o para rembolsar las prestaciones de los empleados ya pagadas por el Banco.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

i.	Planes de beneficios definidos, continuación:

Si el Banco puede exigir a las entidades aseguradoras el pago de una parte o de la totalidad del desembolso requerido para cancelar una obligación por prestación definida, resultando prácticamente cierto que dicho asegurador vaya a rembolsar alguno o todos los desembolsos exigidos para cancelar dicha obligación, pero la póliza de seguro no cumple las condiciones para ser un activo del plan, el Banco registra su derecho al reembolso en el activo del Estado Intermedio de Situación Financiera Consolidado en el ítem “Otros Activos” que, en los demás aspectos, se trata como un activo del plan.

Se consideran “ganancias y pérdidas actuariales” las que procedan de las diferencias entre hipótesis actuariales previas y la realidad y de cambios en las hipótesis actuariales utilizadas. El Banco aplica, por planes, el criterio de la “banda de fluctuación”, por lo que registra en el Estado Intermedio Consolidado de Resultados la cuantía que resulta al dividir entre cinco el importe neto de las ganancias y/o pérdidas actuariales acumuladas no reconocidas al inicio de cada ejercicio que exceda el 10% del valor actual de las obligaciones o el 10% del valor razonable de los activos al inicio del ejercicio, el mayor de los dos.

El “costo de los servicios pasados” - que tiene su origen en modificaciones introducidas en las retribuciones post-empleo ya existentes o en la introducción de nuevas prestaciones - se reconoce en el Estado Intermedio Consolidado de Resultados, linealmente, a lo largo del período comprendido entre el momento en el que surgen los nuevos compromisos y la fecha en la que el empleado tenga el derecho irrevocable a recibir las nuevas prestaciones.

Las retribuciones post-empleo se reconocen en el Estado Intermedio Consolidado de Resultados de la siguiente forma:

-
El costo de los servicios del período corriente (entendido como el incremento del valor actual de las obligaciones que se origina como consecuencia de los servicios prestados en el ejercicio por los empleados) en el rubro “Remuneraciones y gastos del personal”.

-
El costo por intereses (entendido como el incremento producido en el ejercicio del valor actual de las obligaciones como consecuencia del paso del tiempo). Cuando las obligaciones se presentan en el pasivo del Estado Intermedio de Situación Financiera Consolidado netas de los activos afectos al plan, el costo de los pasivos que se reconocen en el Estado Intermedio Consolidado de Resultados corresponde exclusivamente a las obligaciones registradas en el pasivo.

-
El rendimiento esperado de los activos asignados a la cobertura de los compromisos y las pérdidas y ganancias en su valor, menos cualquier costo originado por su administración y los impuestos que les afecten.

-	La amortización de las pérdidas y ganancias actuariales en aplicación del tratamiento de la “banda de fluctuación”, y del costo de los servicios pasados no reconocidos.

ii.	Indemnizaciones por años de servicios:

Las indemnizaciones por años de servicios se registran sólo cuando éstas efectivamente se producen o cuando se dispone de un plan formal y detallado en el que se identifican las modificaciones fundamentales que se van a realizar, y siempre que se haya comenzado a ejecutar dicho plan o se haya anunciado públicamente sus principales características, o se desprendan hechos objetivos sobre su ejecución.

iii.	Beneficios basados en instrumentos de capital:

La entrega a los ejecutivos del Banco y sus afiliadas de instrumentos de capital como contraprestación a sus servicios, cuando dichos instrumentos se entregan una vez terminado un período específico de servicios, se reconoce como un gasto en el Estado Intermedio Consolidado de Resultados en el rubro “Remuneraciones y gastos del personal”, a medida que los ejecutivos prestan sus servicios durante dicho período.

Estos beneficios no generan efectos dilusivos, ya que están basados en acciones de Banco Santander S.A. (matriz de Banco Santander Chile, radicada en España).

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

z)	Estado Consolidado de Cambios en el Patrimonio

El Estado Consolidado de Cambios en el Patrimonio se presentan todos los movimientos ocurridos en el patrimonio neto, incluidos los que tienen su origen en cambios en los criterios contables y en correcciones de errores. Este estado muestra, por tanto, una conciliación del valor en libros al comienzo y al final del ejercicio de todas las partidas que forman el patrimonio neto consolidado, agrupando los movimientos ocurridos en función de su naturaleza en las siguientes partidas:

i.
Ajustes por cambios en criterios contables y corrección de errores: que incluye los cambios en el patrimonio neto consolidado que surgen como consecuencia de la reexpresión retroactiva de los saldos de los estados financieros con origen en cambios en los criterios contables o en la corrección de errores.

ii.	Ingresos y gastos reconocidos en el ejercicio: recoge, de manera agregada, el total de las partidas registradas en el Estado Intermedio Consolidado de Resultados reconocidos anteriormente indicadas.

aa)	Estado Intermedio Consolidado de Resultados Integrales

En este estado se presentan los ingresos y gastos generados por el Banco como consecuencia de su actividad durante el ejercicio, distinguiendo aquellos registrados como resultados en el Estado Intermedio Consolidado de Resultados del ejercicio y los otros ingresos y gastos registrados directamente en el patrimonio neto consolidado.

Por lo tanto, en este estado se presenta:

i.	El resultado consolidado del ejercicio.

ii.	El importe neto de los ingresos y gastos reconocidos transitoriamente como ajustes por valoración en el patrimonio neto consolidado.

iii.	El importe neto de los ingresos y gastos reconocidos definitivamente en el patrimonio neto consolidado.

iv.
El impuesto a la renta devengado por los conceptos indicados en las letras b) y c) anteriores, salvo para los ajustes por valoración con origen en participaciones en empresas asociadas o multigrupo valoradas por el método de la participación, que se presentan en términos netos.

v.
El total de los ingresos y gastos consolidados reconocidos, calculados como la suma de las letras anteriores, mostrando de manera separada el importe atribuido a la entidad dominante y el correspondiente a intereses minoritarios.

ab)	Nuevos pronunciamientos contables

i.  Circulares SBIF:

En Julio del 2009, la SBIF emitió la Circular N° 3.476, que suspendió la aplicación de los modelos internos para la determinación de las provisiones relativas a deudores evaluados individuales, los que podrán aplicarse solo a partir del año 2012, previa autorización de dicho organismo. A su vez, la Circular N° 3.489 instruyó que, esta modificación junto con nuevas categorías de riesgo y los nuevos porcentajes de provisión, aplicables a los deudores evaluados individualmente se deberán comenzar a aplicar a partir del mes de Julio de 2010. El efecto acumulado de estos cambios, se deberá registrar dentro de los resultados del ejercicio que se presentan en el Estado Intermedio Consolidado de Resultados. De acuerdo a las estimaciones realizadas por la Administración, el efecto de estos cambios normativos, netos de impuestos diferidos, serían aproximadamente MM$ 70.716.

Cabe Destacar que en Junio de 2010, se emitió la Circular N°3.502 instruyendo que se deben mantener hasta el cierre del presente ejercicio las normas transitorias de provisiones en aplicación y establecer a la vez, hasta fines del presente año, una provisión mínima de un 0,5%  para la parte normal de la cartera evaluada en base individual.  La Administración se encuentra analizando el impacto que genera la mantención de esta norma transitoria.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 01 – PRINCIPALES CRITERIOS CONTABLES UTILIZADOS, continuación:

ii.	Pronunciamientos del IASB

Pronunciamientos IASB	Aplicación
Revisión NIC 24, Desglose de partes relacionadas	Períodos anuales iniciados el 01 de Enero de 2011
CINIIF 19, Cancelación de pasivos financieros con instrumentos de patrimonio	Períodos anuales iniciados el 01 de Julio de 2010
NIIF 9, Clasificación y medición	Períodos anuales iniciados el 01 de Julio de 2013

La importancia de cada uno de estos pronunciamientos por aplicar, se explican a continuación:

1.	Modificación NIC 32 Clasificación derechos sobre acciones.

Esta modificación es relativa a la clasificación de derechos emitidos para adquirir acciones (derechos, opciones o warrants) denominados en moneda extranjera. Conforme a esta modificación cuando estos derechos son para adquirir un número fijo de acciones por un importe fijo son instrumentos de patrimonio, independientemente de en qué moneda esté denominada esa cantidad fija y siempre que se cumplan otros requisitos que exige la norma.

La Administración no tiene instrumentos emitidos de estas características por lo que esta modificación no tendrá impacto alguno.

2.	NIC24 Revisión-Desgloses de partes relacionadas.

Esta revisión de NIC 24 trata los desgloses a realizar sobre las partes relacionadas en los estados financieros. Hay dos novedades básicas, una de ellas introduce una exención parcial sobre ciertos desgloses cuando la relación de vinculación se produce por ser entidades dependientes o relacionadas con el Estado (o institución gubernamental equivalente) y se revisa la definición de parte relacionada clarificándose  algunas relaciones que anteriormente no eran explícitas en la norma.

La Administración ha analizado el impacto de esta modificación y estima que no supondrá ningún cambio en las partes relacionadas actualmente definidas por la Administración.

3.	CINIIF 19 Cancelación de deuda con instrumentos de patrimonio.

Esta interpretación aborda el tratamiento contable desde el punto de vista del deudor de la cancelación  total o parcial de un pasivo financiero mediante la emisión de instrumentos de patrimonio a su prestamista. La interpretación no aplica en este tipo de operaciones cuando las contrapartes en cuestión son accionistas o vinculados y actúan como tal,  ni cuando la permuta de deuda por instrumentos de patrimonio ya estaba prevista en los términos del contrato original.  En este caso la emisión de instrumentos de patrimonio se mediría a su valor razonable en la fecha de cancelación del pasivo y cualquier diferencia de este valor con el valor contable del pasivo se reconocería en el Estado Intermedio Consolidado de Resultados.

La Administración estima que esta interpretación no supondrá un cambio en las políticas contables.

4.	NIIF 9 Clasificación y Medición

Esta norma eventualmente reemplazará por completo a la actual NIC 39.  Entre otros cambios, se contempla la eliminación de las categorías de “instrumentos financieros disponibles para la venta” y “mantenidos hasta el vencimiento”.

La Administración se encuentra actualmente evaluando el impacto que supondrá la aplicación de esta nueva norma. Sin embargo, la SBIF aún no ha autorizado el uso de esta norma.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°02 - CAMBIOS CONTABLES:

La Circular N°3.489, emitida el 29 de Diciembre de 2009, introduce cambios en varios capítulos del Compendio de Normas Contables de la SBIF.

Entre otros cambios señala que, a contar del mes de Enero de 2010, el Banco debe complementar  la base sobre la cual se determinan las provisiones  por insolvencia relativas a operaciones  contingentes, incluyendo ahora también las líneas de crédito de libre disposición, otros créditos contingentes y otros compromisos de crédito.  A su vez, deberá aplicar también los cambios en la exposición de riesgo aplicables a los créditos contingentes, que figuran en el capítulo  B-3 del Compendio de Normas Contables de la SBIF. El efecto acumulado de estos cambios se deberá registrar en el patrimonio (utilidades retenidas) del Estado Intermedio de Situación Financiera Consolidado.  El impacto de este cambio fue de MM$ 63.448 (Aproximadamente MM$ 52.662, netos de impuestos diferidos) imputados contra patrimonio.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°03 - HECHOS RELEVANTES:

Al 30 de Septiembre de 2010, se han registrado los siguientes hechos relevantes que han influido en las operaciones de Banco o en los estados financieros:

a)       Directorio:

En Junta General Ordinaria de Accionistas celebrada el 27 de Abril de 2010 se reúnen bajo la Presidencia de don Mauricio Larraín Garcés (Presidente), Jesús María Zabalza Lotina (Primer Vicepresidente), Oscar von Chrismar Carvajal (Segundo Vicepresidente), Víctor Arbulú Crousillat, Claudia Bobadilla Ferrer, Marco Colodro Hadjes, Vittorio Corbo Lioi, Carlos Olivos Marchant, Roberto Méndez Torres, Lucía Santa Cruz Sutil, Roberto Zahler Mayanz, Raimundo Monge Zegers (Director Suplente) y Juan Manuel Hoyos Martínez de Irujo (Director Suplente).  Además asisten el Gerente General don Claudio Melandri Hinojosa y el Gerente de Contabilidad don Felipe Contreras Fajardo.

Al 30 de Septiembre de 2010 no se han producido cambios en el Directorio.

Destino de la Utilidad y Reparto de Dividendos

Como se ha expresado en la presente junta, las utilidades líquidas del ejercicio correspondiente al año 2009 (que se denominan en los estados financieros “Utilidad atribuible a tenedores patrimoniales del Banco”, según las nuevas normas contables IFRS), ascendieron a $ 431.253.139.805.  Se aprueba distribuir el 60% de dichas utilidades, la cual dividida por el número de acciones emitidas, corresponde a un dividendo de $1,37308147 por cada acción, el que se comenzó pagar a partir del día 28 de abril de 2010. Asimismo, se aprueba que el 40% restante de las utilidades sea destinado a incrementar las reservas del Banco.

b)       Emisión de Bonos Bancarios año 2010

Durante el año 2010 el Banco emitió Bonos por un monto total de UF 22.000.000 y de USD 1.700.000.000, los cuales corresponden al siguiente detalle.

b.1)    Bonos Corrientes año 2010

Serie	Monto			Plazo	Tasa de Emisión	Fecha de Emisión	Fecha de Vencimiento
F7	UF	3.000.000	(i)	4,5 años	3,3 % anual simple	01/11/2009	01/05/2014
F8	UF	3.000.000	(ii)	4,5 años	3,6 % anual simple	01/01/2010	01/07/2014
F9	UF	3.000.000	(iii)	5 años	3,7 % anual simple	01/01/2010	01/01/2015
FB	UF	3.000.000	(iv)	5 años	3% anual vencido	01/04/2010	01/04/2015
FC	UF	4.000.000	(v)	5 años	4,.50% anual vencido	01/08/2010	01/08/2024
Total	UF	16.000.000
Bono Flotante	USD	500.000.000	(vi)	2 años	Libor (3 meses) + 125 BP	15/ 04/ 2010	12/ 04/ 2012
Bono Fijo	USD	500.000.000	(vii)	5 años	3,75 % anual simple	15/ 09/ 2010	15/ 09/ 2015
Bono Flotante	USD	200.000.000	(viii)	1 año	Libor (3 meses) + 100 BP	15/ 09/ 2010	15/ 09/ 2011
Bono CLP	USD	500.000.000	(ix)	10 años	cupón 6,5%	15/ 09/ 2010	15/ 09/ 2020
Total	USD	1.700.000.000

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°03 - HECHOS RELEVANTES, continuación:

(i) Con fecha 01 de Noviembre 2009, se inscribió en el registro de valores de la Superintendencia de Bancos e Instituciones Financieras, una línea de bonos bancarios correspondiente denominada Serie F7, por un monto total de UF 3.000.000, De este Bono, se han realizado colocaciones por UF 3.000.000 en el presente ejercicio, cubriéndose la total de la emisión.

(ii) Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 3.000.000 cubriéndose el total de la emisión de la Serie F8.

(iii) Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 3.000.000 cubriéndose el total de la emisión de la Serie F9.

(iv) Con fecha 01 de Abril de 2010 se inscribió en el registro de valores de la SBIF, una línea de bonos corrientes por UF 3.000.000, serie FB a 5 años plazo. Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 3.000.000 cubriéndose el total de la emisión de la Serie FB.

(v) Con fecha 01 de Agosto de 2010 se inscribió en el registro de valores de la SBIF, una línea de bonos corrientes por UF 4.000.000, serie FC a 5 años plazo. Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 4.000.000 cubriéndose el total de la emisión de la Serie FC.

(iv) Bono Senior por USD 500.000.000, a una tasa flotante con vencimiento al 12 de Abril del 2012, el Bono fue concretado en una colocación privada a compradores institucionales calificados de conformidad con la Regla 144A de la Securities Act de 1933, modificada (la "Securities Act").Esta emisión obtuvo una clasificación de Aa3 (stable) /A + (stable) y es el primero de este tipo de mercados emergentes cursado desde el inicio de la crisis financiera.

(vii) Bono Fijo por USD 500.000.000, a una tasa cupón 3,75%, Al cierre de Septiembre de 2010, se han realizado colocaciones por USD 500.000.000 cubriéndose el total de la emisión.

(viii) Bono Flotante por USD 200.000.000, a una tasa flotante de 1 año a Libor + 100 Puntos Básicos, Al cierre de Septiembre de 2010, se han realizado colocaciones por USD 200.000.000 cubriéndose el total de la emisión.

(ix) Bono CLP por USD 500.000.000 equivalentes en moneda nacional a 10 años, a una tasa cupón de 6,5%, Al cierre de Septiembre de 2010, se han realizado colocaciones equivalentes a USD 500.000.000 en moneda nacional cubriéndose el total de la emisión.

b.2)   Bonos Subordinados año 2010

Durante el año 2010, el Banco ha colocado bonos Subordinados en el Mercado.

Serie	Monto			Plazo	Tasa de Emisión	Fecha de Emisión	Fecha de Vencimiento
G2	UF	3.000.000	(i)	30 años	4,80% anual simple	01/09/2008	01/03/2038
G4	UF	3.000.000	(ii)	30 años	3,90% anual vencido	01/07/2010	01/07/2040
Total	UF	6.000.000

(i) Con fecha 01 de Septiembre de 2008  se inscribió en el registro de valores de la SBIF, una línea de bonos subordinados por UF 3.000.000, serie G2 a 30 años plazo. Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 1.950.000 cubriéndose el total de la emisión de la Serie G2.

(ii) Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 3.000.000 cubriéndose el total de la emisión de la Serie G2.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°03 - HECHOS RELEVANTES, continuación:

c) Venta de Sucursales

Durante el mes de Abril Banco Santander Chile vendió 5 Sucursales. Al momento de la venta el valor contable del total de estos bienes era de MM$ 4.927, su precio de venta fue por un total de MM$ 11.546, generando una utilidad de MM$ 6.620 incluida en el rubro otros ingresos operacionales.

Durante el mes de Junio Banco Santander Chile vendió 11 Sucursales. Al momento de la venta el valor contable del total de estos bienes era de MM$ 8.138, su precio de venta fue por un total de MM$ 14.494, generando una utilidad de MM$ 6.355, incluida en el rubro otros ingresos operacionales.

Al 30 de Septiembre Banco Santander Chile licitó la venta de 15 sucursales, siendo adjudicada por la Compañía de Seguros "CorpSeguros S.A" por un valor de MM$18.366 (UF861.320), lo que generara una utilidad aproximada de MM$10.148 incluida en el rubro "otros ingresos operacionales". Su valor contable es de MM$ 8.254 (UF387.227). La firma de Escritura de Compraventa que formaliza esta operación,  se llevará a cabo a finales del mes de Octubre de 2010.

d) Cambio de razón social:

Con  Fecha 31 de Marzo en Junta General Extraordinaria de Accionistas, se acuerda unánimemente transformar a Santander Agente de Valores Sociedad Anónima, en una sociedad de responsabilidad limitada pasando a denominarse Santander Agente de Valores Limitada.

e) Cesión de Créditos Castigados:

Con fecha 10 de Marzo Banco Santander firma acuerdo de cesión de créditos castigados con “Fondo de Inversiones Cantábrico” al 30 de Septiembre se han realizado las siguientes ventas de carteras que se detallan a continuación.

	Venta nominal
	de cartera		precio de venta	Provisión	Neto
Fecha	MM$		MM$	MM$	MM$
29-04-2010	29.376	(i)	1.909	225	1.684
24-05-2010	9.372	(ii)	609	26	583
22-06-2010	8.245	(iii)	536	105	431
29-06-2010	8.237	(iv)	535	26	509
25-08-2010	8.474	(v)	551	27	524
28-09-2010	7.632	(vi)	496	29	467
Total	71.336		4.636	438	4.198

(i) Con fecha 29 de Abril se procedió a la firma del contrato de la venta Cartera de Flujo del mes de Marzo, procediéndose en el mismo acto al pago respectivo. El valor nominal de la cartera de colocaciones que fue castigada era de MM$ 29.376 y el valor de venta fue por MM$ 1.909. Por los pagos recibidos el Banco hasta la fecha en la cual dicha cartera se desactiva (primer día hábil del mes), efectuó una provisión de acuerdo a las estimaciones de recuperación esperada de ella por MM$ 225.

(ii) Con fecha 24 de Mayo se procedió a la firma del contrato de la venta Cartera de Flujo del mes de Abril, procediéndose en el mismo acto al pago respectivo. El valor nominal de la cartera de colocaciones que fue castigada era de MM$ 9.372 y el valor de venta fue por MM$ 609. Por los pagos recibidos el Banco hasta la fecha en la cual dicha cartera se desactiva (primer día hábil el mes), efectuó una provisión de acuerdo a las estimaciones de recuperación esperada de ella por MM$ 26.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°03 - HECHOS RELEVANTES, continuación:

(iii) Con fecha 22 de Junio se procedió a la firma del contrato de la venta Cartera de Flujo del mes de Abril, procediéndose en el mismo acto al pago respectivo. El valor nominal de la cartera de colocaciones que fue castigada era de MM$ 8.245 y el valor de venta fue por MM$ 536. Por los pagos recibidos el Banco hasta la fecha en la cual dicha cartera se desactiva (primer día hábil el mes), efectuó una provisión de acuerdo a las estimaciones de recuperación esperada de ella por MM$ 105.

(iv) Con fecha 29 de Julio se procedió a la firma del contrato de la venta Cartera de Flujo del mes de Junio, procediéndose en el mismo acto al pago respectivo. El valor nominal de la cartera de colocaciones que fue castigada era de MM$ 8.237 y el valor de venta  fue por MM$ 535. en la cual dicha cartera se desactiva (primer día hábil el mes), efectuó una provisión de acuerdo a las estimaciones de recuperación esperada de ella por MM$ 26.

(v) Con fecha 25 de Agosto  se procedió a la firma del contrato de la venta Cartera de Flujo del mes de Julio, procediéndose en el mismo acto al pago respectivo. El valor nominal de la cartera de colocaciones que fue castigada era de MM$ 8.474 y el valor de venta  fue por MM$ 551. Por los pagos recibidos el Banco hasta la fecha en la cual dicha cartera se desactiva (primer día hábil el mes), efectuó una provisión de acuerdo a las estimaciones de recuperación esperada de ella por MM$ 27.

(vi) Con fecha 28 de Septiembre se procedió a la firma del contrato de la venta Cartera de Flujo del mes de Agosto, procediéndose en el mismo acto al pago respectivo. El valor nominal de la cartera de colocaciones que fue castigada era de MM$ 7.632 y el valor de venta  fue por MM$ 496 Por los pagos recibidos el Banco hasta la fecha en la cual dicha cartera se desactiva (primer día hábil el mes), efectuó una provisión de acuerdo a las estimaciones de recuperación esperada de ella por MM$ 29.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°04 - SEGMENTOS DE NEGOCIO:

El Banco administra y mide el desempeño de sus operaciones por segmentos de negocios.  La información que se incluye en esta nota no es necesariamente comparable con la de otras instituciones financieras, debido a que se basa en el sistema interno de información para la gestión según los segmentos establecidos por el Banco. No obstante, la valorización y clasificación de los activos, pasivos y resultados de cada segmento considera los criterios contables señalados en Nota 01 d) de los estados financieros consolidados.

Las transacciones entre segmentos se realizan bajo condiciones y términos comerciales normales. Los activos, pasivos y resultados de cada segmento incluyen ítems directamente atribuibles al segmento al que pueden asignarse con una base razonable.

El Banco se compone de los siguientes segmentos de negocios:

Individuos

a.	Santander Banefe
Atiende a individuos con ingresos mensuales de entre $150.000 y $400.000, los cuales reciben servicios por medio de Santander Banefe.  Este segmento ofrece una variedad de servicios a los clientes incluyendo préstamos de consumo, tarjetas de crédito, préstamos para automóviles, préstamos hipotecarios, tarjetas de débito, productos de ahorro, fondos mutuos y seguros.

b.	Banca Personas
Atiende a individuos con ingresos mensuales mayores a $400.000.  Este segmento ofrece una variedad de servicios a los clientes incluyendo préstamos de consumo, tarjetas de crédito, préstamos para automóviles, préstamos comerciales, comercio exterior, préstamos hipotecarios, tarjetas de débito, cuentas corrientes, productos de ahorro, fondos mutuos, corretaje de acciones y seguros.

PYMEs

Atiende a compañías pequeñas con ventas anuales inferiores a MM$1.200.  Este segmento ofrece a sus clientes una variedad de productos que incluyen préstamos comerciales, créditos con garantía estatal, leasing, factoring, comercio exterior, tarjetas de crédito, préstamos hipotecarios, cuentas corrientes, productos de ahorro, fondos mutuos y seguros.

Institucionales

Atiende a organizaciones institucionales tales como universidades, organismos gubernamentales, municipalidades y gobiernos regionales. En este segmento se ofrece una variedad de productos, incluyendo préstamos comerciales, leasing, factoring, comercio exterior, tarjetas de crédito, préstamos hipotecarios, cuentas corrientes, servicios transaccionales, servicios de tesorería, productos de ahorro, fondos mutuos y seguros.

Empresas

El segmento Empresas está compuesto por Banca Comercial y Banca Empresas, donde se encuentran como subsegmentos las empresas medianas, empresas del sector inmobiliario (Inmobiliaria) y Grandes Empresas:

a.	Empresas
Atiende a compañías con ventas anuales sobre los MM$ 1.200 y hasta MM$ 10.000.  Este segmento ofrece una gran variedad de productos, incluyendo préstamos comerciales, leasing, factoring, comercio exterior, tarjetas de crédito, préstamos hipotecarios, cuentas corrientes, servicios transaccionales, servicios de tesorería, consultoría financiera, productos de ahorro, fondos mutuos y seguros.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 04 - SEGMENTOS DE NEGOCIO, continuación:

b.	Inmobiliaria
Este segmento también incluye todas las compañías en el sector inmobiliario. A estos clientes, en adición de ofrecerle los tradicionales servicios bancarios, se les ofrece servicios especializados para el financiamiento de proyectos principalmente residenciales, con la intención de aumentar la venta de préstamos hipotecarios.

Agrupa a todas las empresas inmobiliarias del sector que ejecutan proyectos para vender a terceros y a todas las constructoras con ventas anuales superiores a MM$ 800 sin tope.

c.	Grandes Empresas
Considera compañías con ventas anuales sobre los MM$ 10.000. Este segmento ofrece una gran variedad de productos, incluyendo préstamos comerciales, leasing, factoring, comercio exterior, tarjetas de crédito, préstamos hipotecarios, cuentas corrientes, servicios transaccionales, servicios de tesorería, consultoría financiera, banca de inversión, productos de ahorro, fondos mutuos y seguros.

Global Banking and Markets

El segmento Global Banking and Markets se compone de:

a.	Corporativa
Compañías multinacionales extranjeras o empresas multinacionales chilenas que tienen ventas por encima de los MM$ 10.000. Este segmento ofrece una gran variedad de productos, incluyendo préstamos comerciales, leasing, factoring, comercio exterior, tarjetas de crédito, préstamos hipotecarios, cuentas corrientes, servicios transaccionales, servicios de tesorería, consultoría financiera, banca de inversión, productos de ahorro, fondos mutuos y seguros.

b.	Tesorería
La División de Tesorería proporciona sofisticados productos financieros principalmente a compañías en el área de Banca Mayorista y el segmento de Empresas. Se incluyen productos como financiamiento y captación a corto plazo, servicios de corretaje, derivados, securitización y otros productos diseñados según la necesidad. El área de Tesorería también maneja la intermediación de posiciones, así como la cartera de inversiones propias.

Actividades Corporativas (“Otros”)

Este segmento incluye Gestión Financiera, que desarrolla las funciones globales de gestión de la posición estructural de cambio, del riesgo de interés estructural de la entidad matriz y del riesgo de liquidez. Este último, a través de la realización de emisiones y utilizaciones.  Así mismo se gestionan, igualmente, los recursos propios, la dotación de capital que se hace a cada unidad y el costo de financiación de las inversiones realizadas. Todo ello hace que, habitualmente, tenga aportación negativa a los resultados.

Además este segmento incorpora todos los resultados intra-segmento, todas las actividades no asignadas a un segmento o producto con clientes.

Las políticas contables de los segmentos son las mismas que las descritas en el resumen de los principios contables, y son personalizados para satisfacer las necesidades de gestión del Banco. El Banco obtiene la mayoría de sus ingresos procedentes de los ingresos por intereses, los ingresos por comisiones y los resultados por operaciones financieras. La máxima autoridad en la toma de decisiones de cada segmento se basa principalmente en los ingresos por intereses, los ingresos por comisiones y provisión de gastos para evaluar el desempeño de los segmentos, y así tomar decisiones sobre los recursos que se asignarán a estos.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 04 - SEGMENTOS DE NEGOCIO, continuación:

Con el fin de lograr el cumplimiento de los objetivos estratégicos establecidos por la alta dirección y adaptarse a las cambiantes condiciones de mercado, cada cierto tiempo, el Banco realiza adecuaciones en su organización, modificaciones que a su vez impactan en mayor o menor medida, en la forma en que éste se gestiona o administra.

Así, la presente revelación entrega información sobre cómo el Banco se gestiona al 30 de Septiembre de 2010. En cuanto a la información correspondiente al año anterior (2009), ésta ha sido preparada con los criterios vigentes al cierre de los presentes estados financieros con el objetivo de lograr la debida comparabilidad de cifras.

En concreto, a partir del 01 de Enero de 2010 los segmentos de Individuos, PYMEs, Institucional y Empresas ahora componen la Banca Comercial con reporte directo al Gerente General. El segmento de Global Banking and Markets quedó con reporte al Vicepresidente Ejecutivo de la organización.

Los cuadros que se presentan a continuación, muestran el resultado del Banco por segmentos de negocios por los períodos terminados a Septiembre 2010 y Septiembre 2009, como los saldos correspondientes a créditos y cuentas por cobrar a clientes al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009:

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 04 - SEGMENTOS DE NEGOCIO, continuación:

	Por el trimestre terminado al 30 de Septiembre de 2010
	Ingreso neto por intereses y reajustes	Ingreso neto de comisiones	ROF (2)	Provisiones	Gastos de apoyo (3)	Contribución neta del segmento
	MM$	MM$	MM$	MM$	MM$	MM$

Segmentos
Individuos	139.371	48.597	699	(61.733)	(73.559)	53.375
Santander Banefe	26.966	8.007	5	(20.149)	(19.506)	(4.677)
Banca Personas	112.405	40.590	694	(41.584)	(54.053)	58.052
PYMEs	74.816	8.432	2.003	(17.963)	(16.934)	50.354
Institucionales	9.377	592	502	(175)	(2.540)	7.756

Empresas	40.262	3.900	4.071	(2.277)	(8.567)	37.389
Empresas	26.288	2.780	1.874	(3.315)	(4.103)	23.524
Grandes Empresas	6.279	468	1.954	1.132	(3.405)	6.428
Inmobiliaria	7.695	652	243	(94)	(1.059)	7.437
Banca Comercial	263.826	61.521	7.275	(82.148)	(101.600)	148.874

Global banking and markets	(5.113)	5.941	13.525	(312)	(7.639)	6.402
Corporativa	(4.184)	5.865	1.033	(312)	(2.865)	(463)
Tesorería	(929)	76	12.492	-	(4.774)	6.865
Otros	(23.039)	(1.026)	913	(227)	(4.331)	(27.710)

Totales	235.674	66.436	21.713	(82.687)	(113.570)	127.566

Otros ingresos operacionales						34.560
Otros gastos operacionales						(22.075)
Resultado por inversiones en sociedades						832
Impuesto a la renta						(14.109)
Utilidad (pérdida) consolidada del ejercicio						126.774
(1)	Corresponde a créditos y cuentas por cobrar a clientes más adeudado por bancos, sin deducir sus respectivas provisiones por insolvencia.
(2)	Corresponde a la suma de la utilidad neta de operaciones financieras y la utilidad (pérdida) de cambio neta.
(3)	Corresponde a la suma de gastos de administración más gastos de personal más amortizaciones y deterioro.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 04 - SEGMENTOS DE NEGOCIO, continuación:

	Por el trimestre terminado al 30 de Septiembre de 2009
	Ingreso neto por intereses y reajustes	Ingreso neto de comisiones	ROF (2)	Provisiones	Gastos de apoyo (3)	Contribución neta del segmento
	MM$	MM$	MM$	MM$	MM$	MM$

Segmentos
Individuos	130.562	44.165	459	(50.821)	(68.725)	55.640
Santander Banefe	28.431	7.718	4	(19.629)	(15.676)	848
Banca Personas	102.131	36.447	455	(31.192)	(53.049)	54.792
PYMEs	55.525	10.227	2.530	(15.935)	(14.763)	37.584
Institucionales	4.791	514	161	(63)	(1.682)	3.721

Empresas	26.890	5.264	3.173	(10.224)	(7.622)	17.481
Empresas	12.702	2.385	1.340	(2.461)	(3.432)	10.534
Grandes Empresas	9.903	2.258	1.807	(9.125)	(3.003)	1.840
Inmobiliaria	4.285	621	26	1.362	(1.187)	5.107
Banca Comercial	217.768	60.170	6.323	(77.043)	(92.792)	114.426

Global banking and markets	75.961	6.271	8.786	(1.406)	(6.856)	82.756
Corporativa	11.187	6.257	820	(1.406)	(3.076)	13.782
Tesorería	64.774	14	7.966	-	(3.780)	68.974
Otros	(76.476)	(1.685)	16.401	(673)	(3.127)	(65.560)

Totales	217.253	64.756	31.510	(79.122)	(102.775)	131.622

Otros ingresos operacionales						3.219
Otros gastos operacionales						(1.922)
Resultado por inversiones en sociedades						97
Impuesto a la renta						(22.439)
Utilidad (pérdida) consolidada del ejercicio						110.577

(1)	Corresponde a créditos y cuentas por cobrar a clientes más adeudado por bancos, sin deducir sus respectivas provisiones por insolvencia.
(2)	Corresponde a la suma de la utilidad neta de operaciones financieras y la utilidad (pérdida) de cambio neta.
(3)	Corresponde a la suma de gastos de administración más gastos de personal más amortizaciones y deterioro.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 04 - SEGMENTOS DE NEGOCIO, continuación:

	Al 30 de Septiembre de 2010	Por el período de 09 meses terminado al 30 de Septiembre de 2010
	Crédito cuentas por cobrar clientes (1)	Ingreso neto por intereses y reajustes	Ingreso neto de comisiones	ROF (2)	Provisiones	Gastos de apoyo (3)	Contribución neta del segmento
	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Segmentos
Individuos	8.035.617	400.204	138.506	1.782	(144.697)	(214.325)	181.470
Santander Banefe	668.987	77.975	23.594	10	(51.962)	(50.530)	(913)
Banca Personas	7.366.630	322.229	114.912	1.772	(92.735)	(163.795)	182.383
PYMEs	2.301.536	171.833	25.973	5.187	(46.255)	(49.987)	106.751
Institucionales	340.274	19.172	1.848	1.714	(428)	(7.463)	14.843

Empresas	3.160.681	103.401	16.304	11.337	(16.536)	(24.984)	89.522
Empresas	1.286.341	54.744	8.421	4.948	(9.710)	(11.973)	46.430
Grandes Empresas	1.360.983	32.639	5.725	5.715	(8.146)	(9.899)	26.034
Inmobiliaria	513.357	16.018	2.158	674	1.320	(3.112)	17.058
Banca Comercial	13.838.108	694.610	182.631	20.020	(207.916)	(296.759)	392.586

Global banking and markets	1.406.210	16.836	17.497	49.325	(955)	(23.354)	59.349
Corporativa	1.386.694	18.936	17.907	1.033	(955)	(8.608)	28.313
Tesorería	19.516	(2.100)	(410)	48.292	-	(14.746)	31.036
Otros	59.933	(3.592)	(6.183)	6.982	45	(15.443)	(18.191)

Totales	15.304.251	707.854	193.945	76.327	(208.826)	(335.556)	433.744

Otros ingresos operacionales							60.576
Otros gastos operacionales							(52.279)
Resultado por inversiones en sociedades							1.175
Impuesto a la renta							(60.032)
Utilidad (pérdida) consolidada del ejercicio							383.184

(1)	Corresponde a créditos y cuentas por cobrar a clientes mas adeudado por bancos, sin deducir sus respectivas provisiones por insolvencia.
(2)	Corresponde a la suma de la utilidad neta de operaciones financieras y la utilidad (pérdida) de cambio neta.
(3)	Corresponde a la suma de gastos de administración más gastos de personal más amortizaciones y deterioro.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N° 04 - SEGMENTOS DE NEGOCIO, continuación:

	Por el período de 09 meses terminado al 30 de Septiembre de 2009						Al 31 de Diciembre de 2009
	Ingreso neto por intereses y reajustes	Ingreso neto de comisiones	ROF (2)	Provisiones	Gastos de apoyo (3)	Contribución neta del segmento	Créditos y cuentas por cobrar a clientes (1)
	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Segmentos
Individuos	402.728	125.646	1.559	(187.954)	(202.585)	139.394	7.287.296
Santander Banefe	88.840	21.711	15	(65.248)	(46.272)	(954)	609.808
Banca Personas	313.888	103.935	1.544	(122.706)	(156.313)	140.348	6.677.488
PYMEs	161.857	30.347	7.572	(54.616)	(44.038)	101.122	2.097.592
Institucionales	14.529	1.493	539	(97)	(5.064)	11.400	291.867

Empresas	101.169	16.983	11.883	(19.403)	(22.976)	87.656	2.779.165
Empresas	45.810	8.136	5.621	(5.451)	(10.413)	43.703	1.092.162
Grandes Empresas	41.367	7.038	6.104	(16.042)	(9.041)	29.426	1.239.888
Inmobiliaria	13.992	1.809	158	2.090	(3.522)	14.527	447.115
Banca Comercial	680.283	174.469	21.553	(262.070)	(274.663)	339.572	12.455.920

Global banking and markets	30.630	16.674	52.615	(2.477)	(20.999)	76.443	1.266.310
Corporativa	44.847	17.071	820	(2.477)	(9.387)	50.874	1.266.310
Tesorería	(14.217)	(397)	51.795	-	(11.612)	25.569	-
Otros	(79.776)	(1.611)	55.813	(1.546)	(9.500)	(36.620)	29.046

Totales	631.137	189.532	129.981	(266.093)	(305.162)	379.395	13.751.276

Otros ingresos operacionales						8.645
Otros gastos operacionales						(29.632)
Resultado por inversiones en sociedades						863
Impuesto a la renta						(60.514)
Utilidad (pérdida) consolidada del ejercicio						298.757

(1)	Corresponde a créditos y cuentas por cobrar a clientes mas adeudado por bancos, sin deducir sus respectivas provisiones por insolvencia.
(2)	Corresponde a la suma de la utilidad neta de operaciones financieras y la utilidad (pérdida) de cambio neta.
(3)	Corresponde a la suma de gastos de administración más gastos de personal más amortizaciones y deterioro.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°05 - EFECTIVO Y EQUIVALENTE DE EFECTIVO:

a)	El detalle de los saldos incluidos bajo efectivo y equivalente de efectivo es el siguiente:

	Al 30 Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Efectivo y depósitos en bancos
Efectivo	401.542	418.987
Depósitos en el Banco Central de Chile	692.356	988.978
Depósitos bancos nacionales	698	255
Depósitos en el exterior	427.991	635.238
Subtotales efectivo y depósitos en bancos	1.522.587	2.043.458

Operaciones con liquidación en curso netas	58.809	192.660

Totales efectivo y equivalente de efectivo	1.581.396	2.236.118

El nivel de los fondos en efectivo y en el Banco Central de Chile responde a regulaciones sobre encaje que el Banco debe mantener como promedio en períodos mensuales.

b)	Operaciones con liquidación en curso

Las operaciones con liquidación en curso corresponden a transacciones en que sólo resta la liquidación que aumentará o disminuirá los fondos en el Banco Central de Chile o en bancos del exterior, normalmente dentro de las próximas 24 a 48 hrs. hábiles siguientes al cierre de cada ejercicio. Estas operaciones se presentan de acuerdo al siguiente detalle:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Activos
Documentos a cargo de otros bancos (canje)	160.393	206.454
Fondos por recibir	324.869	261.680
Subtotales	485.262	468.134

Pasivos
Fondos por entregar	426.453	275.474
Subtotales	426.453	275.474

Operaciones con liquidación en curso netas	58.809	192.660

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°06 - INSTRUMENTOS PARA NEGOCIACIÓN:

El detalle de los instrumentos designados como instrumentos financieros para negociación es el siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Instrumentos del Estado y del Banco Central de Chile:
Bonos del Banco Central de Chile	235.204	667.703
Pagarés del Banco Central de Chile	5.852	63.868
Otros instrumentos del Estado y del Banco Central de Chile	100.993	29.806
Subtotales	342.049	761.377

Instrumentos de otras instituciones nacionales:
Pagarés de depósitos en bancos del país	-	-
Letras hipotecarias de bancos del país	-	11
Bonos de bancos del país	31.686	-
Bonos de otras empresas del país	23.218	-
Otros instrumentos emitidos en el país	-	-
Subtotales	54.904	11

Instrumentos de instituciones extranjeras:
Instrumentos de gobierno o bancos centrales del exterior	-	-
Otros instrumentos del exterior	-	-
Subtotales	-	-

Inversiones en fondos mutuos:
Fondos administrados por entidades relacionadas	389	37.151
Fondos administrados por terceros	-	-
Subtotales	389	37.151

Totales	397.342	798.539

Al 30 de Septiembre de 2010, dentro del rubro“Instrumentos del Estado y del Banco Central de Chile” no existen instrumentos vendidos bajo acuerdo de retrocompra a clientes e instituciones financiera (MM$ 506.127 al 31 de Diciembre de 2009).

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009 bajo instrumentos de otras instituciones nacionales y extranjeras no existen instrumentos vendidos con pacto de retrocompra a clientes e instituciones financieras.

Los pactos de retrocompra tienen un vencimiento de 40 días al 31 de Diciembre de 2009.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°07 - CONTRATOS DE DERIVADOS FINANCIEROS Y COBERTURAS CONTABLES:

a)	El Banco al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, mantiene la siguiente cartera de instrumentos derivados:

	Al 30 de Septiembre de 2010
	Monto nocional			Valor razonable
	Hasta 3 meses	Más de 3 meses a un año	Más de un año	Activos	Pasivos
	MM$	MM$	MM$	MM$	MM$

Derivados de cobertura de valor razonable
Forwards de monedas-	-	-	-	-	-
Swaps de tasas de interés	83.614	-	690.811	12.674	1.335
Swaps de monedas y tasas	-	29.032	506.401	11.660	18.240
Opciones call de monedas	-	-	-	-	-
Opciones call de tasas	-	-	-	-	-
Opciones put de monedas	-	-	-	-	-
Opciones put de tasas	-	-	-	-	-
Futuros de tasas de interés	-	-	-	-	-
Otros derivados	-	-	-	-	-
Subtotales	83.614	29.032	1.197.212	24.334	19.575

Derivados de cobertura de flujo de efectivo
Forwards de monedas	-	-	-	-	-
Swaps de tasas de interés	-	-	-	-	-
Swaps de monedas y tasas	297.445	179.434	985.313	30	97.992
Opciones call de monedas	-	-	-	-	-
Opciones call de tasas	-	-	-	-	-
Opciones put de monedas	-	-	-	-	-
Opciones put de tasas	-	-	-	-	-
Futuros de tasas de interés	-	-	-	-	-
Otros derivados	-	-	-	-	-
Subtotales	297.445	179.434	985.313	30	97.992

Derivados de negociación
Forwards de monedas	11.076.885	3.767.978	4.160.871	320.221	382.918
Swaps de tasas de interés	2.189.685	2.557.691	15.383.773	248.244	320.554
Swaps de monedas y tasas	551.561	1.072.825	11.736.421	1.061.725	827.459
Opciones call de monedas	37.773	12.653	17.400	185	450
Opciones call de tasas	2.490	34.228	85.480	91	1.461
Opciones put de monedas	17.524	1.980	4.587	229	1.525
Opciones put de tasas	-	-	-	-	-
Futuros de tasas de interés	-	-	-	-	-
Otros derivados	122.705	-	-	1.311	261
Subtotales	13.998.623	7.447.355	31.388.532	1.632.006	1.534.628

Totales	14.379.682	7.655.821	33.571.057	1.656.370	1.652.195

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°07 - CONTRATOS DE DERIVADOS FINANCIEROS Y COBERTURAS CONTABLES, continuación:

	Al 31 de Diciembre de 2009
	Monto nocional			Valor razonable
	Hasta 3 meses	Más de 3 meses a un año	Más de un año	Activos	Pasivos
	MM$	MM$	MM$	MM$	MM$

Derivados de cobertura de valor razonable
Forwards de monedas	-	-	-	-	-
Swaps de tasas de interés	-	86.963	580.132	2.446	3.794
Swaps de monedas y tasas	-	26.079	583.035	16.972	805
Opciones call de monedas	-	-	-	-	-
Opciones call de tasas	-	-	-	-	-
Opciones put de monedas	-	-	-	-	-
Opciones put de tasas	-	-	-	-	-
Futuros de tasas de interés	-	-	-	-	-
Otros derivados	-	-	-	-	-
Subtotales	-	113.042	1.163.167	19.418	4.599

Derivados de cobertura de flujo de efectivo
Forwards de monedas	-	-	-	-	-
Swaps de tasas de interés	-	-	-	-	-
Swaps de monedas y tasas	51.993	582.830	73.551	4.741	52.301
Opciones call de monedas	-	-	-	-	-
Opciones call de tasas	-	-	-	-	-
Opciones put de monedas	-	-	-	-	-
Opciones put de tasas	-	-	-	-	-
Futuros de tasas de interés	-	-	-	-	-
Otros derivados	-	-	-	-	-
Subtotales	51.993	582.830	73.551	4.741	52.301

Derivados de negociación
Forwards de monedas	6.533.147	4.195.874	587.541	199.665	184.112
Swaps de tasas de interés	2.418.161	4.240.574	9.618.573	243.965	330.975
Swaps de monedas y tasas	887.942	1.594.972	9.880.693	922.498	772.959
Opciones call de monedas	34.341	22.107	-	203	43
Opciones call de tasas	122	5.189	39.900	281	595
Opciones put de monedas	33.198	15.487	-	3.083	3.232
Opciones put de tasas	-	-	-	-	-
Futuros de tasas de interés	-	-	-	-	-
Otros derivados	29.320	-	-	24	90
Subtotales	9.936.231	10.074.203	20.126.707	1.369.719	1.292.006

Totales	9.988.224	10.770.075	21.363.425	1.393.878	1.348.906

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°07 - CONTRATOS DE DERIVADOS FINANCIEROS Y COBERTURAS CONTABLES, continuación:

b)	Coberturas

Coberturas de valor razonable:

El Banco utiliza cross currency swap, interest rate swap y call money swap para cubrir su exposición a cambios en el valor razonable del elemento cubierto atribuibles al tipo de interés. Los instrumentos de cobertura ya mencionados, modifican el costo efectivo de emisiones a largo plazo, desde un tipo de interés fijo a un tipo de interés variable disminuyendo la duración y modificando la sensibilidad a los tramos más cortos de la curva.

A continuación se presenta el detalle de los elementos cubiertos e instrumentos de cobertura bajo coberturas de valor razonable, vigentes al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, separado por plazo al vencimiento:
	Al 30 de Septiembre de 2010
	Dentro de 1 año	Entre 1 y 3 años	Entre 3 y 6 años	Sobre 6 años
	MM$	MM$	MM$	MM$

Elemento cubierto
Bonos Banco Central de Chile Pesos (BTU)
Bonos corporativos	-	10.398	-	-
Bonos corrientes o senior	-	386.920	241.825	-
Bonos subordinados	-	53.202	145.095	-
Créditos Corfo	-	-	25.000	17.191
Créditos interbancarios	217.656	-	-	-
Depósito a plazo	131.979	4.640	-	-
Letras hipotecarias	-	-	-	75.953

Totales	349.635	455.160	411.920	93.144

Instrumento de cobertura
Cross currency swap	266.021	48.365	145.095	75.953
Interest rate swap	68.614	402.155	241.825	-
Call money swap	15.000	4.640	25.000	17.191

Totales	349.635	455.160	411.920	93.144

	Al 31 de Diciembre de 2009
	Dentro de 1 año	Entre 1 y 3 años	Entre 3 y 6 años	Sobre 6 años
	MM$	MM$	MM$	MM$

Elemento cubierto
Bonos Banco Central de Chile Pesos (BTU)	-	-	10.320	37.173
Bonos Banco Central de Chile UF (BCU)	-	83.113	57.911	31.588
Bonos corporativos	-	-	10.906	-
Bonos corrientes o senior	-	405.800	-	-
Bonos subordinados	-	111.595	152.175	-
Créditos Corfo	-	-	25.000	22.191
Créditos interbancarios	-	131.885	-	-
Depósito a plazo	113.042	4.640	-	-
Letras hipotecarias	-	-	-	78.870

Totales	113.042	737.033	256.312	169.822

Instrumento de cobertura
Cross currency swap	26.079	214.998	220.406	147.631
Interest rate swap	71.963	517.395	10.906	-
Call money swap	15.000	4.640	25.000	22.191

Totales	113.042	737.033	256.312	169.822

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°07 - CONTRATOS DE DERIVADOS FINANCIEROS Y COBERTURAS CONTABLES, continuación:

Coberturas de flujos de efectivo:

El Banco utiliza cross currency swaps para cubrir el riesgo de variabilidad de flujos atribuibles a cambios en la tasa de interés de bonos y créditos interbancarios emitidos a tasa variable. Los flujos de efectivo sobre los cross currency swaps se encuentran igualados a los flujos de efectivo de las partidas cubiertas, y modifican flujos inciertos, por flujos conocidos derivados de un tipo de interés fijo.

A continuación se presentan los nominales de la partida cubierta para el 30 de Septiembre de 2010 y el 31 de Diciembre de 2009, y el período donde se producirán los flujos:

	Al 30 de Septiembre de 2010
	Dentro de 1 año	Entre 1 y 3 años	Entre 3 y 6 años	Sobre 6 años
	MM$	MM$	MM$	MM$

Elemento cubierto
Créditos interbancarios pasivos	1.000.306	123.331	-	-
Bonos senior emitidos	96.730	241.825	-	-

Totales	1.097.036	365.156	-	-

Instrumento de cobertura
Cross currency swap	1.097.036	365.156	-	-

Totales	1.097.036	365.156	-	-

	Al 31 de Diciembre de 2009
	Dentro de 1 año	Entre 1 y 3 años	Entre 3 y 6 años	Sobre 6 años
	MM$	MM$	MM$	MM$

Elemento cubierto
Bonos emitidos	-	-	-	-
Créditos interbancarios pasivos	634.823	73.551	-	-

Totales	634.823	73.551	-	-

Instrumento de cobertura
Cross currency swap	634.823	73.551	-	-

Totales	634.823	73.551	-	-

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°07 - CONTRATOS DE DERIVADOS FINANCIEROS Y COBERTURAS CONTABLES, continuación:

A continuación se presenta la estimación de los ejercicios donde se espera que se produzcan los flujos:

	Al 30 de Septiembre de 2010
	Dentro de 1	Entre 1 y 3	Entre 3 y 6	Sobre 6
	año	años	años	años
	MM$	MM$	MM$	MM$

Elemento cubierto
Ingresos de flujo	-	-	-	-
Egresos de flujo	(13.984)	(4.803)	-	-
Flujos netos	(13.984)	(4.803)	-	-

Instrumento de cobertura
Ingresos de flujo	13.983	4.804	-	-
Egresos de flujo	(24.973)	(10.322)	-	-
Flujos netos	(10.990)	(5.518)	-	-

	Al 31 de Diciembre de 2009
	Dentro de 1	Entre 1 y 3	Entre 3 y 6	Sobre 6
	año	años	años	Años
	MM$	MM$	MM$	MM$

Elemento cubierto
Ingresos de flujo	-	-	-	-
Egresos de flujo	(7.570)	(1.487)	-	-
Flujos netos	(7.570)	(1.487)	-	-

Instrumento de cobertura
Ingresos de flujo	7.570	1.487	-	-
Egresos de flujo	(2.570)	(938)	-	-
Flujos netos	5.000	549	-	-

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°07 - CONTRATOS DE DERIVADOS FINANCIEROS Y COBERTURAS CONTABLES, continuación:

c)
El resultado generado por aquellos derivados de flujos de efectivo cuyo efecto fue registrado en el Estado Intermedio de Cambios en el Patrimonio al 30 de Septiembre de 2010 y 30 de Septiembre de 2009, se presenta a continuación:

	Al 30 de Septiembre de
	2010	2009
	MM$	MM$

Bono senior	2.672	(4.000)
Crédito	4.499	(12.629)

Flujos netos	7.171	(16.629)

Considerando que los flujos variables, tanto del elemento cubierto como del elemento de cobertura, son espejo uno del otro, las coberturas son cercanas al 100% de eficiencia; lo que implica que todas las variaciones de valor atribuibles a componentes de tasa se netean casi por completo. Al 30 de septiembre 2010 se llevo a resultados por ineficiencia MM$ 23.

Durante el período 2010, el banco registro dentro de su cartera de coberturas contables de flujo de caja transacciones futuras previstas por un total de MMUSD 175. Durante el período 2009, el Banco no registró dentro de su cartera de coberturas contables de flujo de caja transacciones futuras previstas.

d)	A continuación se presenta el resultado generado por aquellos derivados de flujos de efectivo cuyo efecto fue traspasado desde otros resultados integrales a resultados del ejercicio:

Considerando que los flujos variables, tanto del elemento cubierto como del elemento de cobertura, son espejos uno del otro, las coberturas son cercanas al 100% de eficiencia; lo que implica que todas las variaciones de valor atribuibles a componentes de tasa se netean casi por completo.  Al 30 de Septiembre de 2010 se llevó a resultados por ineficiencia MM$ 6.

	Al 30 de Septiembre de
	2010	2009
	MM$	MM$

Bono senior	-	-
Crédito	23	-

Resultados netos por cobertura de flujos de efectivo	23	-

e)	Coberturas de inversión neta de negocios en el extranjero:

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, el Banco no presenta dentro de su cartera de coberturas contables, coberturas de inversiones netas en el exterior.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°08 - ADEUDADO POR BANCOS:

a)	Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, los saldos presentados en el rubro “Adeudado por bancos”, son los siguientes:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Bancos del país
Préstamos y avances a bancos	19.516	3
Depósitos en el Banco Central de Chile no disponibles	-	-
Títulos intransferibles del Banco Central de Chile	-	-
Otras acreencias con el Banco Central de Chile	-	-
Préstamos interbancarios	-	-
Sobregiros en cuentas corrientes	-	-
Depósitos intransferibles en bancos del país	-	-
Otras acreencias con bancos del país	-	-
Provisiones y deterioro para créditos con bancos en el país	(5)	-

Bancos del exterior
Préstamos a bancos del exterior	52.716	23.409
Sobregiros en cuentas corrientes	-	-
Depósitos intransferibles en bancos del exterior	-	-
Otras acreencias con bancos del exterior	-	-
Provisiones y deterioro para créditos con bancos en el exterior	(43)	(42)

Totales	72.184	23.370

b)	El importe en cada ejercicio por provisiones y deterioro de los créditos adeudados por bancos, se presenta a continuación:

	Al 30 de Septiembre de 2010			Al 31 de Diciembre de 2009
	Bancos del país	Bancos del exterior	Total	Bancos del país	Bancos del exterior	Total
	MM$	MM$	MM$	MM$	MM$	MM$

Saldos al 01 de Enero	-	42	42	-	35	35
Castigos	-	-	-	-	-	-
Provisiones constituidas	5	1	6	-	7	7
Provisiones liberadas	-	-	-	-	-	-
Deterioros	-	-	-	-	-	-
Reverso de deterioro	-	-	-	-	-	-
Totales	5	43	48	-	42	42

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°09 - CRÉDITOS Y CUENTAS POR COBRAR A CLIENTES:

a)	Créditos y cuentas por cobrar a clientes

Al 31de Septiembre de 2010 y al 31 de Diciembre de 2009, la composición de la cartera de colocaciones es la siguiente:

	Activos antes de provisiones			Provisiones constituidas
Al 30 de Septiembre de 2010	Cartera normal	Cartera deteriorada	Total	Provisiones individuales	Provisiones grupales	Total	Activo neto
	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Colocaciones comerciales
Préstamos comerciales	5.363.318	674.465	6.037.783	66.572	82.771	149.343	5.888.440
Créditos de comercio exterior	678.503	90.038	768.541	19.126	409	19.535	749.006
Préstamos hipotecarios para fines generales	49.340	24.638	73.978	608	4.316	4.924	69.054
Operaciones de factoraje	216.220	7.123	223.343	1.704	576	2.280	221.063
Operaciones de leasing	982.005	79.533	1.061.538	11.381	1.808	13.189	1.048.349
Otros créditos y cuentas por cobrar	925	12.228	13.153	4.503	1.093	5.596	7.557

Subtotales	7.290.311	888.025	8.178.336	103.894	90.973	194.867	7.983.469

Colocaciones para vivienda
Préstamos con letras de crédito	142.176	4.709	146.885	-	450	450	146.435
Préstamos con mutuos hipotecarios endosables	125.979	64.266	190.245	-	11.214	11.214	179.031
Otros créditos con mutuos para vivienda	4.086.280	75.389	4.161.669	-	5.968	5.968	4.155.701
Operaciones de leasing	-	-	-	-	-	-	-

Subtotales	4.354.435	144.364	4.498.799	-	17.632	17.632	4.481.167

Colocaciones de consumo
Créditos de consumo en cuotas	1.137.562	415.709	1.553.271	-	165.671	165.671	1.387.600
Deudores por tarjetas de crédito	683.043	24.103	707.146	-	34.800	34.800	672.346
Contrato leasing consumo	3.348	636	3.984	-	115	115	3.869
Otros préstamos consumo	275.205	15.278	290.483	-	15.748	15.748	274.735

Subtotales	2.099.158	455.726	2.554.884	-	216.334	216.334	2.338.550

Totales	13.743.904	1.488.115	15.232.019	103.894	324.939	428.833	14.803.186

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°09 - CRÉDITOS Y CUENTAS POR COBRAR A CLIENTES, continuación:

	Activos antes de provisiones			Provisiones constituidas
Al 31 de Diciembre de 2009	Cartera normal	Cartera deteriorada	Total	Provisiones individuales	Provisiones grupales	Total	Activo neto
	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Colocaciones comerciales
Préstamos comerciales	4.832.638	656.957	5.489.595	45.857	78.418	124.275	5.365.320
Créditos de comercio exterior	531.487	104.841	636.328	21.732	1.295	23.027	613.301
Préstamos hipotecarios para fines generales	69.060	23.851	92.911	623	2.947	3.570	89.341
Operaciones de factoraje	126.106	4.166	130.272	1.642	744	2.386	127.886
Operaciones de leasing	890.107	74.591	964.698	6.531	1.308	7.839	956.859
Otros créditos y cuentas por cobrar	1.026	9.932	10.958	1.912	3.430	5.342	5.616

Subtotales	6.450.424	874.338	7.324.762	78.297	88.142	166.439	7.158.323

Colocaciones para vivienda
Préstamos con letras de crédito	169.827	5.765	175.592	-	576	576	175.016
Préstamos con mutuos hipotecarios endosables	139.890	59.249	199.139	-	9.040	9.040	190.099
Otros créditos con mutuos para vivienda	3.717.188	67.134	3.784.322	-	6.918	6.918	3.777.404
Operaciones de leasing	-	-	-	-	-	-	-

Subtotales	4.026.905	132.148	4.159.053	-	16.534	16.534	4.142.519

Colocaciones de consumo
Créditos de consumo en cuotas	945.924	432.120	1.378.044	-	130.532	130.532	1.247.512
Deudores por tarjetas de crédito	564.685	22.252	586.937	-	24.433	24.433	562.504
Contrato leasing consumo	3.447	388	3.835	-	9	9	3.826
Otros préstamos consumo	250.742	24.491	275.233	-	11.538	11.538	263.695

Subtotales	1.764.798	479.251	2.244.049	-	166.512	166.512	2.077.537

Totales	12.242.127	1.485.737	13.727.864	78.297	271.188	349.485	13.378.379

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°09 - CRÉDITOS Y CUENTAS POR COBRAR A CLIENTES, continuación:

b)	Características de la cartera:

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, la cartera antes de provisiones, presenta un desglose según la actividad económica del cliente, de acuerdo a lo siguiente:

	Créditos en el país (*)		Créditos en el exterior(**)		Total créditos		Tasa
	Al 30 de Septiembre de	Al 31 de Diciembre de	Al 30 de Septiembre de	Al 31 de Diciembre de	Al 30 de Septiembre de	Al 31 de Diciembre de	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009	2010	2009	2010	2009	2010	2009
	MM$	MM$	MM$	MM$	MM$	MM$	%	%

Colocaciones comerciales
Manufacturas	792.274	640.395	-	-	792.274	640.395	5,18	4,66
Minería	61.853	67.057	-	-	61.853	67.057	0,40	0,49
Electricidad, gas y agua	150.219	144.386	-	-	150.219	144.386	0,98	1,05
Agricultura y ganadería	678.300	610.909	-	-	678.300	610.909	4,43	4,44
Forestal	82.356	71.085	-	-	82.356	71.085	0,54	0,52
Pesca	139.459	127.025	-	-	139.459	127.025	0,91	0,92
Transporte	429.386	362.508	-	-	429.386	362.508	2,81	2,64
Comunicaciones	152.619	164.077	-	-	152.619	164.077	1,00	1,19
Construcción	929.670	817.293	-	-	929.670	817.293	6,07	5,94
Comercio (*)	1.979.357	1.650.903	52.716	23.409	2.032.073	1.674.312	13,28	12,18
Servicios	297.490	288.256	-	-	297.490	288.256	1,94	2,10
Otros	2.504.869	2.380.871	-	-	2.504.869	2.380.871	16,37	17,31

Subtotales	8.197.852	7.324.765	52.716	23.409	8.250.568	7.348.174	53,91	53,44

Colocaciones para la vivienda	4.498.799	4.159.053	-	-	4.498.799	4.159.053	29.40	30,24

Colocaciones de consumo	2.554.884	2.244.049	-	-	2.554.884	2.244.049	16,69	16,32

Totales	15.251.535	13.727.867	52.716	23.409	15.304.251	13.751.276	100,00	100,00

 (*) Incluye préstamos a instituciones financieras del país por un monto de MM$ 19.516 al 30 de Septiembre de 2010 (MM$ 3 al 31 de Diciembre de 2009).

(**)Incluye préstamos a instituciones financieras del exterior por un monto de MM$ 52.716 al 30 de Septiembre de 2010 (MM$ 23.409 al 31de Diciembre de 2009). (Nota 08)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°09 - CRÉDITOS Y CUENTAS POR COBRAR A CLIENTES, continuación:

c)	Provisiones

El movimiento de las provisiones, durante los períodos finalizados al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009 se resume como sigue:

	Al 30 de Septiembre de			Al 31 de Diciembre de
	2010			2009
	Provisiones individuales	Provisiones grupales	Total	Provisiones individuales	Provisiones grupales	Total
	MM$	MM$	MM$	MM$	MM$	MM$

Saldos al 01 de Enero de	78.297	271.188	349.485	54.091	220.114	274.205

Castigos de cartera deteriorada:
Colocaciones comerciales	(8.923)	(40.500)	(49.423)	(4.898)	(43.220)	(48.118)
Colocaciones para vivienda	-	(10.589)	(10.589)	-	(8.708)	(8.708)
Colocaciones de consumo	-	(91.219)	(91.219)	-	(239.005)	(239.005)

Totales castigos	(8.923)	(142.308)	(151.231)	(4.898)	(290.933)	(295.831)

Provisiones constituidas	42.979	204.510	247.489	34.739	363.670	398.409
Provisiones liberadas	(8.459)	(8.451)	(16.910)	(5.635)	(21.663)	(27.298)

Totales	103.894	324.939	428.833	78.297	271.188	349.485

Además de estas provisiones por riesgo de crédito, se mantienen provisiones por riesgo país para cubrir operaciones en el exterior, las que se presentan en el pasivo bajo el rubro provisiones.

La provisión por cupos al 30 de Septiembre de 2010, ascendía a la cantidad de MM$ 36.741

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°10 - INSTRUMENTOS DE INVERSIÓN:

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, el detalle de los instrumentos designados como instrumentos financieros mantenidos disponibles para la venta es el siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Instrumentos del Estado y del Banco Central de Chile
Bonos del Banco Central de Chile	667.650	1.063.879
Pagarés del Banco Central de Chile	519.873	264.011
Otros instrumentos del Estado y del Banco Central de Chile	174.491	212.362
Subtotales	1.362.014	1.540.252

Instrumentos de otras instituciones nacionales
Pagarés de depósitos en bancos del país	-	41.407
Letras hipotecarias de bancos del país	227.593	236.847
Bonos de bancos del país	-	-
Bonos de otras empresas del país	-	11.584
Otros instrumentos emitidos en el país	287	-
Subtotales	227.880	289.838

Instrumentos de instituciones extranjeras
Instrumentos de gobierno o bancos centrales del exterior	-	-
Otros instrumentos en el exterior	11.131	-
Subtotales	11.131	-

Totales	1.601.025	1.830.090

Los instrumentos del Estado y del Banco Central incluyen instrumentos vendidos bajo acuerdos de retrocompra con clientes e instituciones financieras por un total de MM$ 62.283 y MM$ 936.809 al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, respectivamente.

Al 30 de Septiembre de 2010 los instrumentos disponibles para la venta incluyen pérdidas netas no realizadas por MM$ (24.508) reconocidas como “Ajuste de valoración en patrimonio”, distribuido entre un monto de MM$ (24.217) atribuible a propietarios del Banco y un monto de MM$ (292) atribuible a interés no controlador.

Al 31 de Diciembre de 2009 los instrumentos disponibles para la venta incluyen pérdidas netas no realizadas por MM$ (29.304) reconocidas como “Ajuste de valoración en patrimonio”, distribuido entre un monto de MM$ (29.132) atribuible a propietarios del Banco y un monto de MM$ (172) atribuible a interés no controlador.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°11 - INTANGIBLES:

a)	La composición del rubro al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009 es la siguiente:

				Al 30 de Septiembre de 2010
	Años de vida útil	Años amortización remanente	Saldo inicial 01 de Enero de 2010	Saldo bruto	Amortización acumulada	Saldo neto
			MM$	MM$	MM$	MM$

Licencias	3	1,9	1.544	5.328	(3.825)	1.503
Desarrollo software (adquiridos)	3	1,9	75.716	135.288	(66.816)	68.472

Totales			77.260	140.616	(70.641)	69.975

				Al 31 de Diciembre de 2009
	Años de vida útil	Años amortización remanente	Saldo inicial 01 de Enero de 2009	Saldo bruto	Amortización acumulada	Saldo neto
			MM$	MM$	MM$	MM$

Licencias	3	1,8	1.732	4.422	(2.878)	1.544
Desarrollo software (adquiridos)	3	2	66.500	123.939	(48.223)	75.716

Totales			68.232	128.361	(51.101)	77.260

b)	El movimiento del rubro activos intangibles al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, es el siguiente:

b.1)  Saldo bruto
	Licencias	Desarrollo software (adquiridos)	Total
	MM$	MM$	MM$

Saldos brutos 2010
Saldos al 01 de Enero de 2010	4.422	123.939	128.361
Adquisiciones	906	11.349	12.255
Otros	-	-	-

Saldos al 30 de Septiembre de 2010	5.328	135.288	140.616

Saldos brutos 2009
Saldos al 01 de Enero de 2009	3.194	91.207	94.401
Adquisiciones	1.228	32.732	33.960
Otros	-	-	-

Saldos al 31 de Diciembre de 2009	4.422	123.939	128.361
b.2)  Amortización acumulada

	Licencias	Desarrollo software (adquiridos)	Total
	MM$	MM$	MM$

Saldos al 01 de Enero de 2010	(2.878)	(48.223)	(51.101)
Amortización del año	(947)	(19.491)	(20.438)
Otros cambios en el valor libro del período	-	-	-

Saldos al 30 de Septiembre de 2010	(3.825)	(67.714)	(71.539)

Saldos al 01 de Enero de 2009	(1.462)	(24.707)	(26.169)
Amortización del año	(1.416)	(23.516)	(24.932)
Otros cambios en el valor libro del ejercicio	-	-	-

Saldos al 31 de Diciembre de 2009	(2.878)	(48.223)	(51.101)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°12 - ACTIVO FIJO:

a)       La composición de los rubros al 30 de Septiembre 2010 y al 31 de Diciembre de 2009, es la siguiente:

		Al 30 de Septiembre de 2010
	Saldo inicial 01 de Enero de 2010	Saldo bruto	Depreciación acumulada	Saldo neto
	MM$	MM$	MM$	MM$

Edificios y terrenos	161.922	164.587	(27.219)	137.369
Equipos	13.391	79.927	(77.658)	2.269
Cedidos en arrendamiento	689	1.576	(229)	1.347
Otros	8.120	63.099	(43.648)	19.450

Totales	184.122	309.189	(148.754)	160.435

		Al 31 de Diciembre de 2009
	Saldo inicial 01 de Enero de 2009	Saldo bruto	Depreciación acumulada	Saldo neto
	MM$	MM$	MM$	MM$

Edificios y terrenos	170.197	180.868	(18.946)	161.922
Equipos	15.597	27.993	(14.602)	13.391
Cedidos en arrendamiento	4.092	727	(38)	689
Otros	10.503	17.513	(9.393)	8.120

Totales	200.389	227.101	(42.979)	184.122

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°12 - ACTIVO FIJO, continuación:

b)       El movimiento del rubro activos fijos al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, es el siguiente:

b.1)  Saldo bruto

	Terrenos y construcciones	Equipos	Cedidos en arrendamiento operativo	Otros	Total
	MM$	MM$	MM$	MM$	MM$

Saldos al 01 de Enero de 2010	180.868	27.993	727	17.513	227.101
Adiciones	3.591	2.721	-	1.400	7.712
Retiros / bajas (ii)	(19.035)	(218)	-	(68)	(19.321)
Deterioro por siniestros (i)	(4.479)	(186)	-	-	(4.665)
Traspasos	-	-	-	-	887
Otros	3.642	49.617	-	44.254	97.513
Traspasos (arriendos)	-	-	849	-	849

Saldos al 30 de Septiembre de 2010	164.587	79.927	1.576	63.099	309.189

	Terrenos y construcciones	Equipos	Cedidos en arrendamiento operativo	Otros	Total
	MM$	MM$	MM$	MM$	MM$

Saldos al 01 de Enero de 2009	178.502	22.990	4.161	16.150	221.803
Adiciones	5.730	5.085	-	941	11.756
Retiros / bajas	(2.637)	(7)	(4.161)	(19)	(6.824)
Deterioro por siniestros	-	(75)	-	-	(75)
Traspasos	(727)	-	727	441	441
Otros	-	-	-	-	-

Saldos al 31 de Diciembre de 2009	180.868	27.993	727	17.513	227.101

(i)
A consecuencia del Terremoto ocurrido el 27 de Febrero de 2010, Banco Santander Chile ha debido reconocer en sus Estados Financieros  al 30 de Septiembre un deterioro en algunas de las sucursales y cajeros automáticos ubicados en la zona afectada por un monto de MM$ 4.479 por Sucursales y MM$ 186 por Cajeros Automáticos.

(ii)
Tal como se indica en la Nota N°03 Hechos Relevantes en su letra C, durante el año 2010, Banco Santander Chile ha vendido aproximadamente 16 sucursales, las cuales al momento de su venta, tenían un valor libro neto de aproximadamente MM$ 13.065.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°12 - ACTIVO FIJO, continuación:

b.2)  Depreciación acumulada

	Terrenos y construcciones	Equipos	Cedidos en arrendamiento operativo	Otros	Total
	MM$	MM$	MM$	MM$	MM$

Saldos al 01 de Enero de 2010	(18.946)	(14.602)	(38)	(9.393)	(42.979)
Cargos por depreciación del ejercicio	(8.496)	(4.952)	(63)	(3.176	(16.687)
Bajas y ventas del ejercicio	223	-	-	-	223
Operaciones discontinuadas	-	-	-	-	-
Otros movimientos	-	(58.104)	(128)	(31.080)	(89.312)

Saldos al 30 de Septiembre de 2010	(27.219)	(77.658)	(229	(43.649)	(89.31)

	Terrenos y construcciones	Equipos	Cedidos en arrendamiento operativo	Otros	Total
	MM$	MM$	MM$	MM$	MM$

Saldos al 01 de Enero de 2009	(8.305)	(7.393)	(69)	(5.647)	(21.414)
Cargos por depreciación del ejercicio	(10.705)	(7.209)	(31)	(3.746)	(21.691)
Bajas y ventas del ejercicio	64	-	62	-	126
Operaciones discontinuadas	-	-	-	-	-

Saldos al 30 de Septiembre de 2009	(18.946)	(14.602)	(38)	(9.393)	(42.979)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°13 - IMPUESTOS CORRIENTES E IMPUESTOS DIFERIDOS:

a)       Impuestos corrientes

El Banco al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, ha constituido la provisión de impuesto a la renta de primera categoría, la cual se determinó en base de las disposiciones legales tributarias vigentes y se ha reflejado el pasivo correspondiente a MM$ 22.539 al 30 de Septiembre de 2010 y por (MM$ 59.290 al 31 de Diciembre de 2009).  Dicha provisión se presenta neta de los impuestos por pagar, según se detalla a continuación:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Resumen de los pasivos (activos) por impuestos corrientes
(Activos) por impuestos corrientes	(5.948)	(4.541)
Pasivos por impuestos corrientes	28.487	63.831

Totales impuestos por pagar (recuperar)	22.539	59.290

Desglose de los pasivos (activos) por impuestos corrientes (neto)
Impuesto a la renta, tasa de impuesto 17%	94.005	106.882
Menos:
Pagos provisionales mensuales	(64.947)	(41.061)
PPM por pérdidas acumuladas artículo N°31 inciso 3	-	-
Crédito por gastos por capacitación	(542)	(1.148)
Otros	(5.977)	(5.383)

Totales impuestos por pagar (recuperar)	22.539	59.290

b)       Resultados por impuestos

El efecto del gasto tributario durante los períodos comprendidos entre el 01 de Enero de 2010 al 30 de Septiembre de 2010 y entre el 01 de Enero de 2009 al 30 de Septiembre de 2009, se compone de los siguientes conceptos:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Gastos por impuesto a la renta
Impuesto año corriente	29.614	36.830	86.001	88.993

Abonos (cargos) por impuestos diferidos
Originación y reverso de diferencias temporarias	(15.684)	(14.354)	(26.278)	(28.596)
Beneficio fiscal ejercicios anteriores	-	-	-	-
Subtotales	13.930	22.476	59.723	60.397
Impuesto por gastos rechazados artículo N°21	179	26	309	180

Otros	-	(63)	-	(63)

Cargos netos a resultados por impuesto a la renta	14.109	22.439	60.032	60.514

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°13 - IMPUESTOS CORRIENTES E IMPUESTOS DIFERIDOS, continuación:

c)       Reconciliación de la tasa de impuesto efectiva

A continuación se indica la conciliación entre la tasa de impuesto a la renta y la tasa efectiva aplicada en la determinación del gasto por impuesto al 30 de Septiembre de 2010 y al 30 de Septiembre de 2009.

	Al 30 de Septiembre de
	2010		2009
	Tasa de impuesto	Monto	Tasa de Impuesto	Monto
	%	MM$	%	MM$

Utilidad antes de impuesto	17,00	75.346	17,00	61.077
Diferencias permanentes	(1,81)	(8.026)	0,11	(392)
Agregados o deducciones	-	-	-	-
Impuesto único (gastos rechazados)	0,07	308	0,05	180
Efecto de cambio de tasa	(1,17)	(7.596)	-	-
Otros	-	-	0,10	(351)

Tasas efectivas y gastos por impuesto a la renta	13,55	60.032	16,84	60.514

La tasa efectiva para impuesto a la renta para Septiembre del año 2010 y 2009 es 13,55 % y 16,84%, respectivamente.

La Ley 20.455 de 2010 modificó la tasa de impuesto de primera categoría que se aplicará a las empresas por las utilidades que obtengan en los años 2011 y 2012, dejándolas en 20% y 18,5%, respectivamente.  Por lo anterior, se reconoció un ingreso de MM$ 7.596, correspondiente a las diferencias temporales existentes que se reversarán en esos años.

d)         Efecto de impuestos diferidos en patrimonio

A continuación se presenta el resumen del efecto de impuesto diferido en patrimonio de forma separada mostrando los saldos correspondientes al activo y pasivo durante los períodos comprendidos entre el 01 de Enero de 2010 al 30 de Septiembre de 2010 y entre el 01 de Enero de 2009 al 31 de de Diciembre de 2009, se compone por los siguientes conceptos:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Activos por impuestos diferidos
Inversiones disponibles para la venta	425	4.982
Cobertura de flujo de efectivo	4.489	537
Totales activos por impuestos diferidos con efecto en patrimonio	4.914	5.519

Pasivos por impuestos diferidos
Cobertura de flujo de efectivo	(1.720)	-
Totales pasivos por impuestos diferidos con efecto en patrimonio	(1.720)	-

Saldos netos impuestos diferidos en patrimonio	3.194	5.519

Impuestos diferidos en patrimonio de cargo de los propietarios del Banco	3.145	5.490
Impuestos diferidos en patrimonio de cargo de interés no controlador	49	29

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°13 - IMPUESTOS CORRIENTES E IMPUESTOS DIFERIDOS, continuación:

e)         Efecto de impuestos diferidos en resultado

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, el Banco ha registrado en sus estados financieros los efectos de los impuestos diferidos.

A continuación se presentan los efectos por impuestos diferidos en el activo, pasivo, y resultados asignados por diferencias temporarias:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Activos por impuestos diferidos
Intereses y reajustes	2.014	2.012
Castigo extraordinario	7.117	8.804
Bienes recibidos en pago	3.182	595
Ajustes tipo de cambio	36	35
Valoración activo fijo	7.205	7.472
Provisión colocaciones	55.393	43.420
Provisión por gastos	5.580	6.556
Derivados	6.556	17
Bienes en leasing	25.631	19.241
Pérdida tributaria de afiliadas	4.631	51
Otros	15.699	1.507
Totales activos por impuestos diferidos	133.044	89.710

Pasivos por impuestos diferidos
Valoración inversiones	(70)	(2.512)
Depreciaciones	(297)	(78)
Gastos anticipados	(894)	(519)
Otros	(910)	(271)
Totales pasivos por impuestos diferidos	(2.171)	(3.380)

f)       Resumen de impuestos diferidos totales

A continuación se presentan el resumen de los impuestos diferidos, considerando tanto su efecto en patrimonio como en resultado.

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Activos por impuestos diferidos
Con efecto en patrimonio	4.914	5.519
Con efecto en resultado	133.044	89.710
Totales activos por impuestos diferidos	137.958	95.229

Pasivos por impuestos diferidos
Con efecto en patrimonio	(1.721)	-
Con efecto en resultado	(2.171)	(3.380)
Totales pasivos por impuestos diferidos	(3.892)	(3.380)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°14 - OTROS ACTIVOS:

La composición del rubro Otros activos, es la siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Activos para leasing (*)	35.600	51.469

Bienes recibidos en pago o adjudicados (**)
Bienes recibidos en pago	15.322	10.405
Bienes adjudicados en remate judicial	9.047	2.179
Provisiones por bienes recibidos en pago o adjudicados	(2.585)	(380)
Subtotales	21.784	12.204
Otros activos
Depósitos de dinero en garantía	309.107	229.083
IVA crédito fiscal	7.030	7.180
Impuesto a la renta por recuperar	9.045	15.261
Gastos pagados por anticipado	20.330	8.960
Bienes del activo fijo para la venta	601	601
Bienes recuperados de leasing para la venta	3.202	934
Activos por planes de pensiones	4.383	4.893
Cuentas y documentos por cobrar	89.737	53.196
Documentos por cobrar por intermediación corredora y operaciones simultáneas	145.728	60.622
Otros activos	6.738	8.155
Subtotales	595.901	388.885
Totales	653.285	452.558

(*)	Corresponden a los activos disponibles para ser entregados bajo la modalidad de arrendamiento financiero.

(**)
Los bienes recibidos en pago, corresponden a bienes recibidos como pago de deudas vencidas de los clientes. El conjunto de bienes que se mantengan adquiridos en esta forma no debe superar en ningún momento el 20% del patrimonio efectivo del Banco. Estos activos representan actualmente un (0,95% al 30 de Septiembre de 2010 y un 0,47 % al 31 de Diciembre de 2009 del patrimonio efectivo del Banco).

Los bienes adjudicados en remate judicial, corresponden a bienes que han sido adquiridos en remate judicial en pago de deudas previamente contraídas con el Banco. Los bienes adquiridos en remate judicial no quedan sujetos al margen anteriormente comentado. Estos inmuebles son activos disponibles para la venta. Para la mayoría de los activos, se espera completar la venta en el plazo de un año contado desde la fecha en el que el activo se recibe o adquiere. En caso que dicho bien no sea vendido dentro del transcurso de un año, éste debe ser castigado.

Adicionalmente, se registra una provisión por la diferencia entre el valor de adjudicación inicial más sus adiciones y su valor estimado de realización (tasación), cuando el primero sea mayor.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°15 - DEPÓSITOS Y OTRAS CAPTACIONES:

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, la composición del rubro Depósitos y otras captaciones, es la siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Depósitos y otras obligaciones a la vista
Cuentas corrientes	3.005.768	2.776.607
Otros depósitos y cuentas a la vista	353.956	303.495
Otras obligaciones a la vista	632.008	453.432

Totales	3.991.732	3.533.534

Depósitos y otras captaciones a plazo
Depósitos a plazo	4.644.222	4.219.392
Cuentas de ahorro a plazo	105.204	98.985
Otros saldos acreedores a plazo	2.405.787	2.856.880

Totales	7.155.213	7.175.257

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

 NOTA N°16 - INSTRUMENTOS DE DEUDA EMITIDOS Y OTRAS OBLIGACIONES:

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, la composición del rubro es la siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Otras obligaciones financieras
Obligaciones con el sector público	105.161	90.144
Otras obligaciones en el país	57.555	55.015
Obligaciones con el exterior	1.488	1.752
Subtotales	164.204	146.911
Instrumentos de deuda emitidos
Letras de crédito hipotecarias	209.350	263.864
Bonos corrientes	3.060.126	2.068.786
Bonos subordinados	709.972	592.026
Subtotales	3.979.448	2.924.676

Totales	4.143.652	3.071.587

Las deudas clasificadas como de corto plazo son aquellas que constituyen obligaciones a la vista o que vencerán en un plazo igual o inferior a un año. Todas las otras deudas son clasificadas como de largo plazo. Las deudas del Banco, tanto de corto como de largo plazo, son resumidas a continuación:

	Al 30 de Septiembre de 2010
	Largo plazo	Corto plazo	Total
	MM$	MM$	MM$

Letras de crédito hipotecarias	174.410	34.940	209.350
Bonos corrientes	2.748.752	311.374	3.060.126
Bonos subordinados	704.981	4.991	709.972
Instrumentos de deuda emitidos	3.628.143	351.305	3.979.448

Otras obligaciones financieras	124.760	39.444	164.204

Totales	3.752.903	390.749	4.143.652

	Al 31 de Diciembre de 2009
	Largo plazo	Corto plazo	Total
	MM$	MM$	MM$

Letras hipotecarias	213.853	50.011	263.864
Bonos corrientes	1.901.972	166.814	2.068.786
Bonos subordinados	592.026	-	592.026
Instrumentos de deuda emitidos	2.707.851	216.825	2.924.676

Otras obligaciones financieras	109.013	37.898	146.911

Totales	2.816.864	254.723	3.071.587

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°16 - INSTRUMENTOS DE DEUDA EMITIDOS Y OTRAS OBLIGACIONES, continuación:

a)	Bonos para financiamiento hipotecario

Estos bonos son usados para financiar préstamos hipotecarios. Los principales montos de éstos son amortizados trimestralmente. El rango de vencimiento de estas obligaciones es entre cinco y veinte años. Los bonos están indexados a la UF y devengan una tasa de interés anual de 5,34 % a Septiembre de 2010 y 4,7% a Diciembre de 2009.

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Vence dentro de 1 año	34.940	50.011
Vence entre 1 y 2 años	27.064	31.804
Vence entre 2 y 3 años	26.030	28.574
Vence entre 3 y 4 años	24.406	23.277
Vence entre 4 y 5 años	21.202	27.350
Vence posterior a 5 años	75.708	102.848
Totales letras hipotecarias	209.350	263.864

b)	Bonos corrientes

La siguiente tabla muestra, en las fechas indicadas, nuestros bonos emitidos.

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Bonos Santander en UF	2.087.775	1.660.877
Bonos Santander en US $	972.350	407.909
Totales bonos corrientes	3.060.125	2.068.786

Durante el año 2010 el Banco emitió Bonos por un monto de UF 18.000.000 y de USD 1.700.000.000 los cuales corresponden a Bonos Corrientes y Bonos Subordinados por un monto ascendente a UF 16.000.000 y de USD 1.700.000.000 y UF 6.000.000 respectivamente, de acuerdo al siguiente detalle:

Serie	Monto			Plazo	Tasa de Emisión	Fecha de Emisión	Fecha de Vencimiento
F7	UF	3.000.000	(i)	4,5 años	3,3 % anual simple	01/11/2009	01/05/2014
F8	UF	3.000.000	(ii)	4,5 años	3,6 % anual simple	01/01/2010	01/07/2014
F9	UF	3.000.000	(iii)	5 años	3,7 % anual simple	01/01/2010	01/01/2015
FB	UF	3.000.000	(iv)	5 años	3,0% anual simple	01/04/2010	01/04/2015
FC	UF	4.000.000	(v)	5 años	4,5% anual vencido	01/08/2010	01/08/2015
Total	UF	16.000.000
Bono Flotante	USD	500.000.000	(iv)	2 años	Libor (3 meses) + 125 bp	15/ 04/ 2010	12/ 04/ 2012
Bono Fijo	USD	500.000.000	(vii)	5 años	3,75% anual simple	15/09/2010	15/09/2015
Bono Flotante	USD	200.000.000	(viii)	1 año	Libor (3 meses) + 100 BP	15/09/2010	15/09/2011
Bono CLP	USD	500.000.000	(ix)	10 años	Cupón 6,5%	15/09/2010	15/09/2020
Total	USD	1.700.000.000

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°16 - INSTRUMENTOS DE DEUDA EMITIDOS Y OTRAS OBLIGACIONES, continuación:

(i) Con fecha 01 de Noviembre de 2009, se inscribió  en el registro de valores de la Superintendencia de Bancos e Instituciones Financieras, una línea de bonos bancarios correspondiente, denominada Serie F7, por un monto total de UF 3.000.000.

(ii) Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 3.000.000 cubriéndose el total de la emisión de la Serie F8.

(iii) Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 3.000.000 cubriéndose el total de la emisión de la Serie F9.

(iv) Con fecha 01 de Abril de 2010 se inscribió en el registro de valores de la Superintendencia de Bancos e Instituciones Financieras, una línea de bonos corrientes por UF 3.000.000, serie FB a 5 años  plazo.  Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 3.000.000.

(v)  Con fecha 01 de Abril de 2010 se inscribió en el registro de valores de la Superintendencia de Bancos e Instituciones Financieras, una línea de bonos corrientes por UF 4.000.000, serie FC a 5 años  plazo.  Al cierre de Septiembre de 2010, se han realizado colocaciones por UF 4.000.000.

(vi) Bono Senior por USD 500.000.000, a una tasa flotante con vencimiento al 12 de Abril del 2012, el Bono fue concretado en una colocación privada a compradores institucionales calificados de conformidad con la Regla 144A de la Securities Act de 1933, modificada (la "Securities Act").Esta emisión obtuvo una clasificación de Aa3 (stable) /A + (stable) y es el primero de este tipo de mercados emergentes cursado desde el inicio de la crisis financiera.

(vii) Bono Fijo por USD 500.000.000, a una tasa cupón 3,75%, al cierre de Septiembre de 2010, se han realizado colocaciones por USD 500.000.000 cubriéndose el total de la emisión.

(viii) Bono Flotante por USD 200.000.000, a una tasa flotante de 1 año a Libor + 100 Puntos Básicos, al cierre de Septiembre de 2010, se han realizado colocaciones por USD 200.000.000 cubriéndose el total de la emisión.

(ix) Bono CLP por USD 500.000.000 equivalentes en moneda nacional a 10 años, a una tasa cupón de 6,5%, al cierre de Septiembre de 2010, se han realizado colocaciones equivalentes a USD 500.000.000 en moneda nacional cubriéndose el total de la emisión.

Durante el año 2009, el Banco colocó Bonos por un monto de UF 16.289.000 y de USD 800.000.000

Serie	Monto			Plazo	Tasa de Emisión	Fecha de Emisión	Fecha de Vencimiento
F1	UF	3.000.000		8 años	3,50% anual simple	02/05/2008	02/05/2016
F2	UF	2.379.000		9 años	4.20% anual simple	01/09/2008	01/09/2017
F3	UF	3.000.000		5 años	4,50% anual simple	01/02/2009	01/02/2014
F4	UF	3.000.000		4 años	4,50% anual simple	01/02/2009	01/02/2013
F5	UF	3.000.000		4,5 años	2,50% anual simple	01/05/2009	01/11/2013
F6	UF	3.000.000	(*)	5 años	3,50% anual simple	01/09/2009	01/09/2014
F7	UF	3.000.000	(**)	4,5 años	3,30% anual simple	01/11/2009	01/05/2014
Total	UF	20.379.000

144A	USD	500.000.000		3 años	2,88% anual simple	13/11/2009	13/11/2012
144A	USD	300.000.000		3 años	2,88% anual simple	13/11/2009	13/11/2012
Total	USD	800.000.000

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°16 - INSTRUMENTOS DE DEUDA EMITIDOS Y OTRAS OBLIGACIONES, continuación:

El vencimiento de estos bonos es el siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Vence dentro de 1 año	311.374	166.814
Vence entre 1 y 2 años	246.951	218.339
Vence entre 2 y 3 años	628.710	438.446
Vence entre 3 y 4 años	475.979	378.064
Vence entre 4 y 5 años	255.252	171.647
Vence posterior a 5 años	1.141.860	695.476
Totales bonos	3.060.126	2.068.786

c)       Bonos subordinados

La siguiente tabla muestra, en las fechas indicadas, los saldos de nuestros bonos subordinados.

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Bonos subordinados en US $	287.337	278.087
Bonos subordinados en UF	422.635	313.939
Totales bonos subordinados	709.972	592.026

Durante el año 2010, el Banco ha colocado los siguientes bonos subordinados en el mercado local, por un total de UF 6.000.000, el que se detalla a continuación:

Serie	Monto			Plazo	Tasa de Emisión	Fecha de Emisión	Fecha de Vencimiento
G2	UF	3.000.000	(i)	30 años	4,80% anual simple	01/09/2008	01/03/2038
G4	UF	3.000.000	(ii)	30 años	3,90% anual vencido	01/07/2010	01/07/2040
Total	UF	6.000.000

La madurez de estos bonos, considerados de largo plazo, es la siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Vence dentro de 1 año	4.991	-
Vence entre 1 y 2 años	121.358	12.899
Vence entre 2 y 3 años	-	119.211
Vence entre 3 y 4 años	-	-
Vence entre 4 y 5 años	165.980	158.876
Vence posterior a 5 años	417.643	301.040
Totales bonos subordinados	709.972	592.026

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°16 - INSTRUMENTOS DE DEUDA EMITIDOS Y OTRAS OBLIGACIONES, continuación:

d)       Otras obligaciones financieras

La composición de las otras obligaciones financieras, de acuerdo a su vencimiento, se resume a continuación:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Obligaciones a largo plazo:
Vence entre 1 y 2 años	4.605	4.583
Vence entre 2 y 3 años	3.835	3.515
Vence entre 3 y 4 años	29.297	3.556
Vence entre 4 y 5 años	3.279	27.868
Vence posterior a 5 años	83.744	69.491
Subtotales obligaciones financieras a largo plazo	124.760	109.013

Obligaciones a corto plazo:
Monto adeudado por operaciones de tarjeta de crédito	33.773	31.045
Aprobación de cartas de crédito	941	-
Otras obligaciones financieras a largo plazo, porción corto plazo	4.730	6.853
Subtotales obligaciones financieras a corto plazo	39.444	37.898

Totales otras obligaciones financieras	164.204	146.911

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°17 - VENCIMIENTO DE ACTIVOS Y PASIVOS:

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, el desglose por vencimientos de los activos y pasivos, es el siguiente:

Al 30 de Septiembre de 2010	Hasta 30 días	Entre 31 y 60 días	Entre 61 y 90 días	Entre 91 y 180 días	Entre 181 y 365 días	Entre 1 y 3 años	Mas de 3 años	Total
	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Activo
Efectivo y depósitos en bancos	1.522.587	-	-	-	-	-	-	1.522.587
Operaciones con liquidación en curso	485.262	-	-	-	-	-	-	485.262
Instrumentos para negociación	5.952	3.130	8.988	10.534	124.739	103.913	140.086	397.342
Contratos de retrocompra y préstamos de valores	64.995	-	-	-	-	-	-	64.995
Contratos de derivados financieros	110.507	54.444	39.433	119.057	184.779	323.417	824.733	1.656.370
Adeudado por bancos	59.442	11.892	236	417	197	-	-	72.184
Colocaciones comerciales (*)	1300.388	619.709	446.944	706.156	851.687	1.733.603	2.519.852	8.178.339
Colocaciones para vivienda (*)	83.335	17.113	17.696	53.292	107.286	440.277	3.779.796	4.498.795
Colocaciones de Consumo (*)	954.509	40.794	43.786	146.490	248.315	682.649	438.341	2.554.884
Instrumentos de inversión disponibles para la venta	227.007	135.441	44.949	61.363	199.377	264.069	668.819	1.601.025

Totales activos	4.813.984	882.523	602.032	1.097.309	1.716.380	3.547.928	8.371.627	21.031.783

Pasivos
Depósitos y otras obligaciones a la vista	3.991.732	-	-	-	-	-	-	3.991.732
Operaciones con liquidación en curso	426.453	-	-	-	-	-	-	426.453
Contratos de retrocompra y préstamos de valores	141.102	7.030	1.536	265	27	-	-	149.960
Depósitos y otras obligaciones a plazo	2.545.093	978.268	1.021.579	918.768	903.000	767.214	21.291	7.155.213
Contratos de derivados financieros	118.075	82.988	50.660	174.502	216.306	348.534	661.130	1.652.195
Obligaciones con bancos	117.648	189.713	126.822	310.602	859.289	123.927	-	1.728.001
Instrumentos de deuda emitidos	11.219	982	786	119.762	218.556	1.050.114	2.578.029	3.979.448
Otras obligaciones financieras	34.254	678	668	1.687	2.157	8.440	116.320	164.204

Totales pasivos	7.385.576	1.259.659	1.202.051	1.525.586	2.199.335	2.298.229	3.376.770	19.247.206
(*)   Las Colocaciones se presentan brutas.  Los importes de provisión según el tipo de Colocación es el siguiente: Comerciales MM$ 194.867, Vivienda MM$ 17.632, Consumo MM$ 216.334.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°17 - VENCIMIENTO DE ACTIVOS Y PASIVOS, continuación:

Al 31 de Diciembre de 2009	Hasta 30 días	Entre 31 y 60 días	Entre 61 y 90 días	Entre 91 y 180 días	Entre 181 y 365 días	Entre 1 y 3 años	Mas de 3 años	Total
	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Activo
Efectivo y depósitos en bancos	2.043.458	-	-	-	-	-	-	2.043.458
Operaciones con liquidación en curso	468.134	-	-	-	-	-	-	468.134
Instrumentos para negociación	37.672	505	2.036	89.503	573.856	52.757	42.210	798.539
Contratos de retrocompra y préstamos de valores	14.020	-	-	-	-	-	-	14.020
Contratos de derivados financieros	54.139	48.351	25.432	50.166	116.048	349.634	750.108	1.393.878
Adeudado por bancos	23.412	-	-	-	-	-	-	23.412
Préstamos comerciales	1.005.151	376.918	395.649	791.896	757.175	1.688.107	2.309.866	7.324.762
Préstamos Hipotecarios	107.294	15.720	16.871	48.454	99.288	404.839	3.466.587	4.159.053
Préstamos de Consumo	834.145	41.634	50.630	120.641	215.946	626.226	354.827	2.244.049
Instrumentos de inversión disponibles para la venta	98.993	85.009	35.049	98.504	243.912	350.615	918.008	1.830.090

Totales activos	4.686.418	568.137	525.667	1.199.164	2.006.225	3.472.178	7.841.606	20.299.935

Pasivos
Depósitos y otras obligaciones a la vista	3.533.534	-	-	-	-	-	-	3.533.534
Operaciones con liquidación en curso	275.474	-	-	-	-	-	-	275.474
Contratos de retrocompra y préstamos de valores	191.118	248	316.939	606.122	178	-	-	1.114.605
Depósitos y otras obligaciones a plazo	2.438.249	915.676	834.731	840.174	1.105.446	1.006.288	34.693	7.175.257
Contratos de derivados financieros	81.601	48.627	28.799	98.297	117.773	370.428	603.381	1.348.906
Obligaciones con bancos	72.786	144.838	205.807	607.866	809.150	206.343	-	2.046.790
Instrumentos de deuda emitidos	21.758	1.155	167.857	8.633	17.422	843.777	1.864.074	2.924.676
Otras obligaciones financieras	33.606	390	214	1.379	2.309	7.994	101.019	146.911

Totales pasivos	6.648.125	1.110.934	1.554.347	2.162.471	2.052.278	2.434.830	2.603.167	18.566.151

(*)   Las Colocaciones se presentan brutas.  Los importes de provisión según el tipo de Colocación es el siguiente: Comerciales MM$ 166.439, Vivienda MM$ 16.534, Consumo MM$ 166.512 y Colocaciones con Bancos MM$ 42.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°18 - OTROS PASIVOS:

La composición del rubro es la siguiente:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Cuentas y documentos por pagar	128.800	94.896
Ingresos percibidos por adelantado	1.554	2.081
Garantías por operaciones threshold	195.239	148.308
Documentos por cobrar por intermediación corredora y operaciones simultáneas	37.769	14.802
Otros pasivos	2.712	3.309

Totales	366.074	263.396

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°19 - CONTINGENCIAS Y COMPROMISOS:

a)	Juicios y procedimientos legales

A la fecha de emisión de estos estados financieros, existen diversas acciones judiciales interpuestas en contra del Banco y sus afiliadas en relación con operaciones propias del giro. Al 30 de Septiembre de 2010, el Banco y sus afiliadas mantienen provisiones por este concepto que ascienden a MM$ 780 (MM$ 830 al 31 de Diciembre de 2009), las cuales se encuentran formando parte del rubro “Provisiones por contingencia”.

b)	Créditos contingentes

La siguiente tabla muestra los montos contractuales de las operaciones que obligan al Banco a otorgar créditos.

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Cartas de crédito documentarias emitidas	194.454	155.956
Cartas de crédito del exterior confirmadas	15.309	35.818
Boletas de garantía	824.943	655.780
Avales y fianzas	139.534	169.931
Otros compromisos de crédito irrevocables	91.348	-
Subtotales	1.265.588	1.017.485
Líneas de crédito con disponibilidad inmediata	4.711.798	4.615.787
Totales	5.977.386	5.633.272

c)	Responsabilidades

El Banco mantiene las siguientes responsabilidades derivadas del curso normal de sus negocios:

	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009
	MM$	MM$

Valores custodiados en poder del Banco y sus afiliadas	446.416	238.490

Cobranzas	170.309	179.547

Recursos de terceros gestionados por el Banco y sus afiliadas	66	66

Títulos emitidos por el propio Banco	10.593.092	7.371.486

Totales	11.209.883	7.789.589

d)	Garantías

Banco Santander Chile tiene una póliza N°2435101 Integral Bancaria de cobertura de Fidelidad funcionaria vigente con la empresa Chilena Consolidada Seguros, por la suma de US $ 5.000.000, la cual cubre solidariamente tanto al Banco como a sus filiales, con vigencia 01/07/10 al 30/06/2011.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°19 - CONTINGENCIAS Y COMPROMISOS, continuación:

Santander Asset Management S.A. Administradora General de Fondos

Conforme a lo instruido en la norma de carácter general N°125, la sociedad designó a Banco Santander Chile como banco representante de los beneficiarios de las boletas en garantías constituidas por cada uno de los fondos administrados, en cumplimiento a lo dispuesto en los artículos 226 y siguientes de la Ley N°18.045.

Además de estas boletas en garantía por la creación de los fondos mutuos, existen otras boletas en garantía por concepto de rentabilidad garantizada de determinados fondos mutuos, lo cual asciende a MM $ 67.703

Santander Agente de Valores Limitada

Para efectos de asegurar el correcto y cabal cumplimiento de todas sus obligaciones como agente de valores de conformidad a lo dispuesto en los artículos N° 30 y siguientes de la Ley N°18.045, sobre Mercado de Valores, la sociedad constituyó garantía por UF 4.000 con póliza de seguro N° 209106829, tomada con la Compañía de Seguros de Crédito Continental S.A. y cuyo vencimiento es el 19 de Diciembre de 2010.

Santander Corredora de Seguros Limitada

i.	Pólizas de seguros

De acuerdo a lo establecido en la circular N°1.160 de la Superintendencia de Valores y Seguros, la sociedad mantiene contratada una póliza de seguros para responder al correcto y cabal cumplimiento de todas las obligaciones emanadas en razón de sus operaciones como intermediaria en la contratación de seguros.

La póliza de garantía para corredores de seguros N°4323257, la cual cubre UF 500, y la póliza de responsabilidad profesional para corredores de seguros N°4323253 por un monto equivalente de UF 60.000, fueron contratadas con la Compañía de Seguros Chilena Consolidada  S.A.  Ambas tienen vigencia desde el 15 de Abril de 2010 al 14 de Abril de 2011.

ii.	Derechos aduaneros diferidos

Conforme a las normas legales vigentes, la obligación de pagar los derechos aduaneros diferidos al importar los bienes arrendados es traspasada a los arrendatarios, los que se obligan a efectuar dicho pago tanto directamente con la dirección de aduanas correspondiente, como indirectamente en el contrato de arrendamiento que celebran con la sociedad. Por lo tanto, si un arrendatario no efectuare el pago, el Fisco tendría el derecho a pagarse con el producto de la subasta del bien importado, pero dicha subasta puede evitarse pagando la sociedad los derechos correspondientes y cobrándoselo al arrendatario, de acuerdo a lo pactado en el contrato.

e)	Créditos y pasivos contingentes

Para satisfacer las necesidades de los clientes el Banco adquirió varios compromisos irrevocables y obligaciones contingentes, aunque estas obligaciones no pudieron ser reconocidas en el balance estos contienen riesgos de crédito y son por tanto parte del riesgo global del Banco.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°20 - REQUERIMIENTOS DE CAPITAL (BASILEA):

De acuerdo con la Ley General de Bancos, el Banco debe mantener una razón mínima de patrimonio efectivo a activos consolidados ponderados por riesgo de 8% neto de provisiones exigidas, y una razón mínima de capital básico a total de activos consolidados de 3%, neto de provisiones exigidas. Sin embargo, con motivo de la fusión del Banco ocurrida en 2002, la SBIF ha determinado que el patrimonio efectivo del Banco fusionado no puede ser inferior al 11% de sus activos ponderados por riesgo. Para estos efectos, el patrimonio efectivo se determina a partir del capital y reservas o capital básico más los bonos subordinados con tope del 50% del capital básico.

Los activos son ponderados de acuerdo a las categorías de riesgo, a las cuales se les asigna un porcentaje de riesgo de acuerdo al monto del capital necesario para respaldar cada uno de esos activos. Por ejemplo, el efectivo, los depósitos en otros bancos y los instrumentos financieros emitidos por el Banco Central de Chile, tienen 0% de riesgo, lo que significa que, conforme a la normativa vigente, no se requiere capital para respaldar estos activos. Los activos fijos tienen un 100% de riesgo, lo que significa que se debe tener un capital mínimo equivalente al 11% del monto de estos activos. Todos los instrumentos derivados negociados fuera de bolsa son considerados en la determinación de los activos de riesgo con un factor de conversión sobre los valores nocionales, obteniéndose de esa forma el monto de la exposición al riesgo de crédito. También se consideran por un “equivalente de crédito”, para su ponderación, los créditos contingentes fuera del Estado Intermedio de Situación Financiera Consolidado.

De acuerdo a lo instruido en capitulo 12-1 de la RAN de la Superintendencia de Bancos, a partir del mes de Enero 2010 se implementó un cambio normativo que implicó la entrada en vigor del capítulo B3 del Compendio de Normas Contables, con cambio en las exposiciones de riesgo de las colocaciones contingentes, pasando desde un 100% de exposición, a un porcentaje indicado en el siguiente cuadro:

Tipo de crédito contingente	Exposición

a) Avales y fianzas	100%
b) Cartas de crédito del exterior confirmadas	20%
c) Cartas de crédito documentarias emitidas	20%
d) Boletas de garantía	50%
e) Cartas de garantía interbancarias	100%
f) Líneas de crédito de libre disposición	50%
g) Otros compromisos de crédito:
- Créditos para estudios superiores Ley N° 20.027	15%
- Otros	100%
h) Otros créditos contingentes	100%

Adicionalmente pasan a integrar el rubro “colocaciones contingentes” los productos indicados en las letras e) hasta la h) lo que supuso un aumento de MM$ 4.695.798 por “Líneas de crédito de libre disposición”.  Este cambio en las exposiciones e ingreso de nuevos productos crediticios, presentó una baja neta de 1,07 puntos sobre el Bis Ratio.

Junto con ello se dotaron  “provisiones adicionales” por MM$ 63.448, que se muestran como mayor Patrimonio, las que se netean con las utilidades retenidas de ejercicios anteriores, con un incremento de 0,08 puntos en Bis Ratio por efecto neto del correspondiente impuesto diferido.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°20 – REQUERIMIENTOS DE CAPITAL (BASILEA), continuación:

Los niveles de capital básico y patrimonio efectivo al cierre de cada ejercicio son los siguientes:

	Activos consolidados		Activos ponderados por riesgo
	Al 30 de Septiembre de	Al 31 de Diciembre de	Al 30 de Septiembre de	Al 31 de Diciembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Activos de balance (neto de provisiones)
Efectivo y depósitos en bancos	1.522.587	2.043.458	-	-
Operaciones con liquidación en curso	485.262	468.134	178.641	191.287
Instrumento para negociación	397.342	798.539	65.643	41.918
Contratos de retrocompra y préstamos de valores	64.995	14.020	64.995	14.020
Contratos de derivados financieros (*)	1.431.288	1.391.886	884.104	837.692
Adeudado por bancos	72.184	23.370	14.437	4.674
Créditos y cuentas por cobrar a clientes	14.803.186	13.378.379	12.998.935	11.717.337
Instrumentos de inversión disponible para la venta	1.601.025	1.830.090	75.762	154.089
Inversiones en sociedades	7.301	7.417	7.287	7.417
Intangibles	69.975	77.260	69.975	77.260
Activo fijo	160.435	184.122	160.435	184.122
Impuestos corrientes	5.948	4.541	595	454
Impuestos diferidos	137.958	95.229	13.796	9.523
Otros activos	653.285	452.559	406.034	269.313
Activos fuera de balance
Colocaciones contingentes	2.999.843	1.160.118	1.799.071	693.009
Totales	24.412.614	21.929.122	16.739.710	14.202.115

(*)Los “Contratos de derivados financieros” se presentan a su valor de “Riesgo Equivalente de Créditos”, de acuerdo a lo normado en el Capítulo 12-1 de la Superintendencia de Bancos e instituciones Financieras.

En orden de mantener una base de información contable, el Banco ha presentado la razón del capital básico y patrimonio efectivo del año 2010 de acuerdo a la nueva regulación establecida en Circular N°3.489 de la Superintendencia de Bancos del 29 de Diciembre de 2009 la que rige a partir de 01 de Enero de 2010.

				Razón
	Al 30 de Septiembre de	Al 31 de Diciembre de	Al 01de Enero de	Al 30 de Septiembre de	Al 31 de Diciembre de	Al 01 de Enero de
	2010	2009	2010	2010	2009	2010
	MM$	MM$	MM$	%	%	%

Capital básico	1.757.340	1.658.316	1.594.868	7,20	7,56	7,46
Patrimonio efectivo neto	2.430.080	2.214.092	2.150.644	14,52	15,59	14,10

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°21 - INTERÉS NO CONTROLADOR:

Recoge el importe neto del patrimonio neto de las entidades dependientes atribuibles a instrumentos de capital que no pertenecen, directa o indirectamente, al Banco, incluida la parte que se les haya atribuido del resultado del ejercicio.

a) La participación del interés minoritario en los resultados de las filiales y las entidades de propósito especial para el trimestre, terminado al 30 de Septiembre de 2010 y al 30 de Septiembre de 2009, se resume como sigue:

	Por el trimestre terminado al 30 de Septiembre de 2010
			Otros resultados integrales
	Participación de terceros	Resultados	Inst. de inv. disponible para la venta	Impuesto diferido	Total otros resultados integrales	Resultados integrales
	%	MM$	MM$	MM$	MM$	MM$
Sociedades filiales:
Santander Agente de Valores Limitada (ex Santander S.A. Agente de Valores)	0,97	12	(75)	13	(62)	(50)
Santander S.A. Sociedad Securitizadora	0,36	(1)	-	-	-	(1)
Santander Investment S.A. Corredores de Bolsa	49,00	1.114	(264)	46	(218)	896
Santander Asset Management S.A. Adm. Gral. de Fondos	0,02	2	-	-	-	2
Santander Corredora de Seguros Limitada	0,24	1	-	-	-	1
Subtotales		1.128	(339)	59	(280)	848

Entidades de propósito especial:
Bansa Santander S.A.	100,00	(289)	-	-	-	(289)
Santander Gestión de Recaudación y Cobranzas Limitada	100,00	364	-	-	-	364
Multinegocios S.A	100,00	24	-	-	-	24
Servicios de Administración y Financieros Limitada	100,00	85	-	-	-	85
Servicios de Cobranzas Fiscalex Limitada	100,00	29	-	-	-	29
Multiservicios de Negocios Limitada	100,00	77	-	-	-	77
Subtotales		290	-	-	-	290

Totales		1.418	(339)	59	(280)	1.138

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°21 - INTERÉS NO CONTROLADOR, continuación:

	Por el trimestre terminado al 30 de Septiembre de 2009
			Otros resultados integrales
	Participación de terceros	Resultados	Inst. de inv. disponible para la venta	Impuesto diferido	Total otros resultados integrales	Resultados integrales
	%	MM$	MM$	MM$	MM$	MM$
Sociedades filiales:
Santander S.A. Agente de Valores	0,97	47	(51)	8	(43)	4
Santander S.A. Sociedad Securitizadora	0,36	-	-	-	-	-
Santander Investment S.A. Corredores de Bolsa	49,00	1.288	(408)	69	(339)	949
Santander Asset Management S.A. Adm. Gral. de Fondos	0,02	2	-	-	-	2
Santander Corredora de Seguros Limitada	0,24	4	-	-	-	4
Subtotales		1.341	(459)	77	(382)	959

Entidades de propósito especial:
Bansa Santander S.A.	100,00	(416)	-	-	-	(416)
Santander Gestión de Recaudación y Cobranzas Limitada	100,00	(592)	-	-	-	(592)
Multinegocios S.A	100,00	15	-	-	-	15
Servicios de Administración y Financieros Limitada	100,00	178	-	-	-	178
Servicios de Cobranzas Fiscalex Limitada	100,00	17	-	-	-	17
Multiservicios de Negocios Limitada	100,00	133	-	-	-	133
Subtotales		(665)	-	-	-	(655)

Totales		676	(459)	77	(382)	294

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°21 - INTERÉS NO CONTROLADOR, continuación:

b) La participación del interés no controlador en el patrimonio y los resultados de las filiales y las entidades de propósito especial, por el período acumulado al 30 de Septiembre de 2010 y al 30 de Septiembre de 2009, se resume como sigue:

		Al 30 de Septiembre	Por el período de 09 meses terminado al 30 de Septiembre de 2010
		de 2010		Otros resultados integrales
	Participación de terceros	Patrimonio	Resultados	Inst. de inv. disponible para la venta	Impuesto diferido	Total otros resultados integrales	Resultados integrales
	%	MM$	MM$	MM$	MM$	MM$	MM$

Sociedades filiales:
Santander Agente de Valores Limitada (ex Santander S.A. Agente de Valores)	0,97	476	13	29	(5)	24	37
Santander S.A. Sociedad Securitizadora	0,36	3	(1)	-	-	-	(1)
Santander Investment S.A. Corredores de Bolsa	49,00	25.083	2.593	(149)	26	(123)	2.470
Santander Asset Management S.A. Adm. Gral. de Fondos	0,02	13	5	-	-	-	5
Santander Corredora de Seguros Limitada	0,24	133	6	-	-	-	6
Subtotales		25.708	2.616	(120)	21	(99)	2.517

Entidades de propósito especial:
Bansa Santander S.A.	100,00	1.631	(748)	-	-	-	(748)
Santander Gestión de Recaudación y Cobranzas Limitada	100,00	856	(2.511)	-	-	-	(2.511)
Multinegocios S.A	100,00	130	34	-	-	-	34
Servicios de Administración y Financieros Limitada	100,00	566	230	-	-	-	230
Servicios de Cobranzas Fiscalex Limitada	100,00	107	54	-	-	-	54
Multiservicios de Negocios Limitada	100,00	601	226	-	-	-	226
Subtotales		3.891	(2.715)	-	-	-	(2.715)

Totales		29.599	(99)	(120)	21	(99)	(198)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°21 – INTERÉS NO CONTROLADOR, continuación:

		Al 30 de Septiembre	Por el período de 09 meses terminado al 30 de Septiembre de 2009
		de 2009		Otros resultados integrales
	Participación de terceros	Patrimonio	Resultados	Inst. de inv. disponible para la venta	Impuesto diferido	Total otros resultados integrales	Resultados integrales
	%	MM$	MM$	MM$	MM$	MM$	MM$

Sociedades filiales:
Santander S.A. Agente de Valores	0,97	1.471	67	(2)	-	(2)	65
Santander S.A. Sociedad Securitizadora	0,36	4	-	-	-	-	-
Santander Investment S.A. Corredores de Bolsa	49,00	22.389	2.527	371	(63)	308	2.835
Santander Asset Management S.A. Adm. Gral. de Fondos	0,02	12	4	-	-	-	4
Santander Corredora de Seguros Limitada	0,24	124	12	-	-	-	12
Subtotales		24.000	2.610	369	(63)	306	2.916

Entidades de propósito especial:
Bansa Santander S.A.	100,00	2.324	(358)	-	-	-	(358)
Santander Gestión de Recaudación y Cobranzas Limitada	100,00	3.823	1.994	-	-	-	1.994
Multinegocios S.A	100,00	92	24	-	-	-	24
Servicios de Administración y Financieros Limitada	100,00	278	322	-	-	-	322
Servicios de Cobranzas Fiscalex Limitada	100,00	39	36	-	-	-	36
Multiservicios de Negocios Limitada	100,00	331	185	-	-	-	185
Subtotales		6.887	2.203	-	-	-	2.203

Totales		30.887	4.813	369	(63)	306	5.119

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°22 - INTERESES Y REAJUSTES:

Comprende los intereses devengados en el ejercicio por todos los activos financieros cuyo rendimiento, implícito o explícito, se obtiene de aplicar el método del tipo de interés efectivo, con independencia de que se valoren por su valor razonable, así como las rectificaciones de productos como consecuencia de coberturas contables.

a)       Al 30 de Septiembre de 2010 y 2009, la composición de ingresos por intereses y reajustes, sin incluir los resultados por coberturas contables, es la siguiente:

	Por el trimestre terminado al 30 de Septiembre de
	2010				2009
	Intereses	Reajustes	Comisiones prepagos	Total	Intereses	Reajustes	Comisiones prepagos	Total
Conceptos	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Contratos de retrocompra	509	(115)	-	394	6.276	3.513	-	9.789
Créditos otorgados a bancos	266	-	-	266	6	-	-	6
Colocaciones comerciales	118.433	17.724	420	136.577	128.783	(12.571)	752	116.964
Colocaciones para vivienda	47.917	27.822	880	76.619	43.423	(17.886)	1.073	26.610
Colocaciones para consumo	121.714	433	787	122.934	121.919	(384)	907	122.442
Instrumentos de inversión	11.503	3.067	-	14.570	11.256	(4.585)	-	6.671
Otros ingresos por intereses y reajustes	1.376	565	-	1.941	(7.206)	(2.317)	-	(9.523)

Totales ingresos por intereses y reajustes	301.718	49.496	2.087	353.301	304.457	(34.230)	2.732	272.959

	Por el período de 09 meses terminado al 30 de Septiembre de
	2010				2009
	Intereses	Reajustes	Comisiones prepagos	Total	Intereses	Reajustes	Comisiones prepagos	Total
Conceptos	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Contratos de retrocompra	832	125	-	957	16.839	3.513	-	20.352
Créditos otorgados a bancos	340	-	-	340	171	-	-	171
Colocaciones comerciales	345.969	50.157	1.894	398.020	457.169	(79.504)	2.253	379.918
Colocaciones para vivienda	141.549	77.980	2.901	222.430	135.880	(108.715)	2.875	30.040
Colocaciones para consumo	354.103	1.137	2.121	357.361	388.997	(2.108)	2.594	389.483
Instrumentos de inversión	33.947	10.798	-	44.745	35.101	(25.221)	-	9.880
Otros ingresos por intereses y reajustes	2.693	889	-	3.582	2.362	2.551	-	4.913

Totales ingresos por intereses y reajustes	879.433	141.086	6.916	1.027.435	1.036.519	(209.484)	7.722	834.757
b)
Tal como se señala en la letra i) de la Nota 01, los intereses y reajustes suspendidos son registrados en cuentas de orden (fuera del Estado Intermedio de Situación Financiera Consolidado), mientras estos no sean efectivamente percibidos.

Al 30 de Septiembre de 2010 y 2009, el detalle de los ingresos por intereses y reajustes suspendidos es el siguiente:

	Por el trimestre terminado al 30 de Septiembre de
	2010				2009
	Intereses	Reajustes	Comisiones prepagos	Total	Intereses	Reajustes	Comisiones prepagos	Total
Fuera de balance	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Colocaciones comerciales	1.292	146	-	1.438	2.157	(1.239)	-	918
Colocaciones de vivienda	(216)	103	-	(113)	37	(949)	-	(912)
Colocaciones de consumo	(870)	565	-	(305)	2.867	99	-	2.966

Totales	206	814	-	1.020	5.061	(2.089)	-	2.972

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°22 - INTERESES Y REAJUSTES, continuación:

	Por el período de 09 meses terminado al 30 de Septiembre de
	2010				2009
	Intereses	Reajustes	Comisiones prepagos	Total	Intereses	Reajustes	Comisiones prepagos	Total
Fuera de balance	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Colocaciones comerciales	24.677	5.292	-	29.969	19.463	3.466	-	22.929
Colocaciones de vivienda	4.322	4.251	-	8.573	5.460	2.456	-	7.916
Colocaciones de consumo	31.604	770	-	32.374	48.221	(806)	-	47.415

Totales	60.603	10.313	-	70.916	73.144	5.116	-	78.260

c)       Al 30 de Septiembre de 2010 y 2009 el detalle de los gastos por intereses y reajustes, sin incluir los resultados por coberturas contables, es el siguiente:
	Por el trimestre terminado al 30 de Septiembre de
	2010				2009
	Intereses	Reajustes	Comisiones prepagos	Total	Intereses	Reajustes	Comisiones prepagos	Total
Conceptos	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Depósitos a la vista	(158)	(95)	-	(253)	(84)	65	-	(19)
Contratos de retrocompra	(672)	(3)	-	(675)	173	165	-	338
Depósitos y captaciones a plazo	(42.655)	(13.504)	-	(56.159)	(53.668)	13.000	-	(40.668)
Obligaciones con bancos	(7.738)	(9)	-	(7.747)	(5.917)	9	-	(5.908)
Instrumentos de deuda emitidos	(32.530)	(15.398)	-	(47.928)	(27.863)	10.345	-	(17.518)
Otras obligaciones financieras	(1.243)	(260)	-	(1.503)	1.953	219	-	2.172
Otros gastos por intereses y reajustes	(330)	(1.631)	-	(1.961)	138	(4)	-	134

Totales gastos por intereses y reajustes	(85.326)	(30.900)	-	(116.226)	(85.268)	23.799	-	(61.469)

	Por el período de 09 meses terminado al 30 de Septiembre de
	2010				2009
	Intereses	Reajustes	Comisiones prepagos	Total	Intereses	Reajustes	Comisiones prepagos	Total
Conceptos	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Depósitos a la vista	(345)	(295)	-	(640)	(615)	(103)	-	(718)
Contratos de retrocompra	(1.294)	(213)	-	(1.507)	(15.110)	524	-	(14.586)
Depósitos y captaciones a plazo	(112.688)	(40.466)	-	(153.154)	(249.265)	80.681	-	(168.584)
Obligaciones con bancos	(23.078)	(26)	-	(23.104)	(21.604)	74	-	(21.530)
Instrumentos de deuda emitidos	(92.775)	(41.840)	-	(134.615)	(83.919)	61.122	-	(22.797)
Otras obligaciones financieras	(3.674)	(772)	-	(4.446)	(2.880)	1.118	-	(1.762)
Otros gastos por intereses y reajustes	(330)	(4.750)	-	(5.080)	(1.844)	(11)	-	(1.855)

Totales gastos por intereses y reajustes	(234.184)	(88.362)	-	(322.546)	(375.237)	143.405	-	(231.832)

d)       Al 30 de Septiembre de 2010 y 2009, el resumen de intereses y reajustes, es el siguiente:

Conceptos	Por el Trimestre terminado al 30 de Septiembre de		Por el período de 06 meses terminados al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Ingresos por intereses y reajustes	353.301	272.959	1.027.435	834.757
Gastos por intereses y reajustes	(116.226)	(61.469)	(322.546)	(231.832)

Subtotales ingresos por intereses y reajustes	237.075	211.490	704.889	602.925

Resultado de coberturas contables (neto)	(1.401)	5.763	2.965	28.212

Totales intereses y reajustes netos	235.674	217.253	707.854	631.137

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°23 - COMISIONES:

Comprende el monto de todas las comisiones devengadas y pagadas en el ejercicio, excepto las que formen parte integrante del tipo de interés efectivo de los instrumentos financieros:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Ingresos por comisiones
Comisiones por líneas de crédito y sobregiros (*)	3.685	5.631	12.209	20.419
Comisiones por avales y cartas de crédito	5.568	6.262	17.351	18.400
Comisiones por servicios de tarjetas	27.151	24.094	78.434	70.791
Comisiones por administración de cuentas	6.921	6.653	20.131	20.975
Comisiones por cobranzas, recaudaciones y pagos	15.324	17.062	43.372	49.085
Comisiones por intermediación y manejo de valores	2.797	2.057	7.669	5.747
Comisiones por inversiones en fondos mutuos u otro	10.063	8.302	29.111	21.941
Remuneraciones por comercialización de seguros	8.683	4.221	22.750	12.268
Office banking	2.386	2.659	6.813	6.348
Otras comisiones ganadas	2.801	2.643	9.506	9.450
Totales	85.379	79.584	247.346	235.424

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Gastos por comisiones
Remuneraciones por operación de tarjetas	(13.633)	(10.392)	(37.212)	(33.124)
Comisiones por operación con valores	(397)	(295)	(1.265)	(955)
Office banking	(1.826)	(1.455)	(5.469)	(4.619)
Otras comisiones	(3.087)	(2.686)	(9.455)	(7.194)
Totales	(18.943)	(14.828)	(53.401)	(45.892)

Totales ingresos y gastos por comisiones netos	66.436	64.756	193.945	189.532

Las comisiones ganadas por operaciones con letras de crédito se presentan en el Estado Intermedio Consolidado de Resultados en el rubro “Ingresos por intereses y reajustes”.

(*) De acuerdo a la Circular 3.452 de la Superintendencia de Bancos e Instituciones Financieras, de fecha 25 de Noviembre de 2008, modificada por la Circular 3.466 del 04 de Febrero de 2009, se eliminó el cobro de comisiones por sobregiros no pactados.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°24 - RESULTADOS DE OPERACIONES FINANCIERAS:

Incluye el monto de los ajustes por variación de los instrumentos financieros, excepto los imputables a intereses devengados por aplicación del método del tipo de interés efectivo de correcciones de valor de activos, así como los resultados obtenidos en su compraventa.

Al 30 de Septiembre de 2010 y 2009, el detalle de los resultados por operaciones financieras es el siguiente:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Utilidad neta operaciones financieras
Derivados de negociación	(45.050)	25.862	27.686	(47.923)
Instrumentos financieros para negociación	6.419	(30.779)	26.596	7.721
Venta de créditos y cuentas por cobrar a clientes
Cartera vigente	522	121	(59)	304
Cartera castigada	972	(25)	3.926	43
Instrumentos disponibles para la venta	(8.098)	55.715	(6.244)	92.236
Otros resultados de operaciones financieras	167	553	41	(368)
Totales	(45.068)	51.447	51.946	52.013

NOTA N°25 - RESULTADO NETO DE CAMBIO:

Comprende los resultados obtenidos en la compraventa de divisas, las diferencias que surgen al convertir las partidas monetarias en moneda extranjera a la moneda funcional y las procedentes de activos no monetarios en moneda extranjera en el momento de su enajenación.

Al 30 de Septiembre de 2010 y 2009, el detalle del resultado de cambio es el siguiente:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Diferencias de cambio
Utilidad (pérdida) neta por diferencias de cambio	317.927	29.189	156.905	285.899
Derivados de cobertura	(249.505)	(45.519)	(132.343)	(230.590)
Resultado por activos reajustables en moneda extranjera	(4.497)	36.072	(1.831)	28.847
Resultado por pasivos reajustables en moneda extranjera	2.856	(39.679)	1.650	(6.188)
Totales	66.781	(19.937)	24.381	77.968

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°26 - PROVISIONES POR RIESGO DE CRÉDITO:

El movimiento registrado Al 30 de Septiembre de 2010 y 2009 en los resultados por concepto de provisiones y deterioros se resume como sigue:

		Créditos y cuentas por cobrar a clientes
Por el trimestre terminado al 30 de Septiembre de 2010	Créditos interbancarios	Créditos comerciales	Créditos hipotecarios	Créditos de consumo	Créditos contingentes	Total
	MM$	MM$	MM$	MM$	MM$	MM$

Provisiones y castigos
- Evaluación individual	(34)	(13.266)	-	-	(1.234)	(14.534)
- Evaluación grupal	-	(16.974)	(4.205)	(61.739)	-	(82.918)
Totales provisiones y castigos	(34)	(30.240)	(4.205)	(61.739)	(1.234)	(97.452)

Provisiones liberadas
- Evaluación individual	94	2.158	-	-	-	2.252
- Evaluación grupal	-	817	362	1.646	1.672	4.497
Totales provisiones liberadas	94	2.975	362	1.646	1.672	6.749

Recuperación de créditos castigados	-	2.026	301	5.689	-	8.016

Cargos netos a resultado	60	(25.239)	(3.542)	(54.404)	438	(82.687)

		Créditos y cuentas por cobrar a clientes
Por el período de 09 meses terminado al 30 de Septiembre de 2010	Créditos interbancarios	Créditos comerciales	Créditos hipotecarios	Créditos de consumo	Créditos contingentes	Total
	MM$	MM$	MM$	MM$	MM$	MM$

Provisiones y castigos
- Evaluación individual	(117)	(42.979)	-	-	(2.558)	(45.654)
- Evaluación grupal	-	(49.307)	(12.226)	(143.934)	-	(205.467)
Totales provisiones y castigos	(117)	(92.286)	(12.226)	(143.934)	(2.558)	(251.121)

Provisiones liberadas
- Evaluación individual	111	8.459	-	-	-	8.570
- Evaluación grupal	-	4.948	539	2.955	1.728	10.170
Totales provisiones liberadas	111	13.407	539	2.955	1.728	18.740

Recuperación de créditos castigados	-	5.259	1.229	17.067	-	23.555

Cargos netos a resultado	(6)	(73.620)	(10.458)	(123.912)	(830)	(208.826)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°26 - PROVISIONES POR RIESGO DE CRÉDITO, continuación:

		Créditos y cuentas por cobrar a clientes
Por el trimestre terminado al 30 de Septiembre de 2009	Créditos interbancarios	Créditos comerciales	Créditos hipotecarios	Créditos de consumo	Créditos contingentes	Total
	MM$	MM$	MM$	MM$	MM$	MM$

Provisiones y castigos
- Evaluación individual	(1)	(12.634)	-	-	(638)	(13.273)
- Evaluación grupal	-	(17.722)	(2.496)	(61.414)	(57)	(81.689)
Totales provisiones y castigos	(1)	(30.356)	(2.496)	(61.414)	(695)	(94.962)

Provisiones liberadas
- Evaluación individual	-	769	-	-	-	769
- Evaluación grupal	-	597	177	2.401	28	3.203
Totales provisiones liberadas	-	1.366	177	2.401	28	3.972

Recuperación de créditos castigados	-	2.506	502	8.860	-	11.868

Cargos netos a resultado	(1)	(26.484)	(1.817)	(50.153)	(667)	(79.122)

		Créditos y cuentas por cobrar a clientes
Por el período de 09 meses terminado al 30 de Septiembre de 2009	Créditos interbancarios	Créditos comerciales	Créditos hipotecarios	Créditos de consumo	Créditos contingentes	Total
	MM$	MM$	MM$	MM$	MM$	MM$

Provisiones y castigos
- Evaluación individual	(18)	(27.819)	-	-	(1.453)	(29.290)
- Evaluación grupal	-	(53.917)	(10.553)	(229.189)	(28)	(293.687)
Totales provisiones y castigos	(18)	(81.736)	(10.553)	(229.189)	(1.481)	(322.977)

Provisiones liberadas
- Evaluación individual	16	5.078	-	-	614	5.708
- Evaluación grupal	-	1.434	1.154	16.965	100	19.653
Totales provisiones liberadas	16	6.512	1.154	16.965	714	25.361

Recuperación de créditos castigados	-	7.282	2.305	21.936	-	31.523

Cargos netos a resultado	(2)	(67.942)	(7.094)	(190.288)	(767)	(266.093)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°27 - REMUNERACIONES Y GASTOS DEL PERSONAL:

a)	Composición del gasto por remuneraciones y gastos del personal:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Remuneraciones del personal	39.935	39.792	116.810	113.555
Bonos o gratificaciones	16.332	10.467	46.999	37.206
Beneficios basados en acciones	585	426	1.600	1.622
Indemnización por años de servicio	888	552	4.521	2.561
Planes de pensiones	248	-	833	-
Gastos de capacitación	444	433	957	951
Sala cuna y Jardín Infantil	218	156	531	454
Fondos de salud	617	579	1.820	1.943
Fondos Bienestar	110	128	336	346
Otros gastos de personal	3.954	3.216	10.515	9.206
Totales	63.330	55.751	184.921	167.846

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°28 - GASTOS DE ADMINISTRACIÓN:

Al 30 de Septiembre de 2010 y 2009, la composición del rubro es la siguiente:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Gastos generales de administración
Mantenimiento y reparación de activo fijo	(2.799)	5.603	8.247	16.245
Arriendos de oficina	7.531	1.517	13.098	6.525
Arriendo de equipos	(2.568)	1.182	115	3.578
Primas de seguro	601	298	1.193	882
Materiales de oficina	2.550	1.314	4.955	3.913
Gastos de informática y comunicaciones	11.733	1.643	15.462	5.516
Alumbrado, calefacción y otros servicios	(698)	2.511	4.053	8.326
Servicio de vigilancia y transporte de valores.	2.952	2.317	7.623	7.067
Gastos de representación y desplazamiento del personal	1.295	834	2.883	2.416
Gastos judiciales y notariales	3.758	373	4.064	746
Honorarios por informes técnicos	2.076	756	3.304	2.000
Honorarios por servicios profesionales	(49)	361	483	836
Otros gastos generales de administración	1.163	253	1409	987
Servicios subcontratados
Servicios subcontratados	4.016	10.180	23.973	26.935
Gastos del directorio
Remuneraciones del directorio	245	161	644	484
Otros gastos del directorio	-	-	-	-
Gastos Marketing
Publicidad y propaganda	3.898	3.429	11.535	9.417
Impuestos, contribuciones, aportes
Contribuciones de bienes raíces	394	461	1.255	1.412
Patentes	465	428	1.317	1.280
Otros impuestos	18	(33)	23	22
Aporte a la SBIF	1.402	1.367	4.107	4.074
Totales	37.983	34.955	109.743	102.661

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°29 - DEPRECIACIONES Y AMORTIZACIONES:

a)	Los valores correspondientes a cargos a resultados por concepto de depreciaciones y amortizaciones durante Septiembre de 2010 y Septiembre de 2009, se detallan a continuación:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM	MM$	MM$	MM$

Depreciaciones y amortizaciones
Depreciación del activo fijo	5.362	5.924	16.687	17.216
Amortizaciones de intangibles	5.932	6.145	19.540	17.439

Totales	11.294	12.069	36.227	34.655
b)	La conciliación entre los valores libros al 31 de Diciembre de 2009, al 01 de Enero de 2009 y 2010 y los saldos al 30 de Septiembre de 2010, es el siguiente:

	Depreciación, amortización acumulada 2009
	Activo fijo	Intangibles	Total
	MM$	MM$	MM$

Saldos al 01 de Enero de 2009	(21.414)	(26.169)	(45.583)
Cargos por depreciación y amortización del ejercicio	(21.691)	(24.932)	(46.623)
Bajas y ventas del ejercicio	126	-	126

Saldos al 31 de Diciembre de 2009	(42.979)	(51.101)	(94.080)

	Depreciación, amortización acumulada 2010
	Activo fijo	Intangibles	Total
	MM$	MM$	MM$

Saldos al 01 de Enero de 2010	(42.979)	(51.101)	(94.080)
Cargos por depreciación y amortización del ejercicio	(16.687)	(19.540)	(36.227)
Bajas y ventas del ejercicio	223	-	223

Saldos al 30 de Septiembre de 2010	(59.443)	(70.641)	(130.084)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS
NOTA N°30 - OTROS INGRESOS Y GASTOS OPERACIONALES:

a)	Otros ingresos operacionales está conformado por los siguientes conceptos:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Ingresos por bienes recibidos en pago
Resultado venta de bienes recibidos en pago	751	883	1.644	1.509
Recupero de castigos y resultados bienes recibidos en pago	526	1.251	1.331	2.867
Subtotales	1.277	2.134	2.975	4.376

Resultados por venta en participación en sociedades
Utilidad en venta en participación en otras sociedades	-	12	-	1.859
Subtotales	-	12	-	1.859

Otros ingresos
Arriendos	(35)	(153)	308	551
Resultado por venta de activo fijo	48	253	13.243	461
Recupero provisiones por contingencias	1	476	7.029	782
Indemnizaciones de compañías de seguros por terremoto	948	-	3.611	-
Otros(*)	32.321	497	33.410	616
Subtotales	33.283	1.073	57.601	2.410

Totales	34.560	3.219	60.576	8.645

Con fecha 10 de Marzo de 2009 Visa Inc. Cede a Banco Santander Chile un total  de 34.093 acciones clase LAC.  Con fecha 20 de Marzo de 2009 se vende el 51% del total de las acciones, correspondiente a 17.387 acciones, a un precio por acción de $ 27.442 generando un resultado por venta de MM$ 477, incluida en el rubro otros ingresos operacionales del Estado Consolidado de Resultados.

Con fecha 26 de Junio de 2009 se vendieron 16.049 acciones MasterCard.  Al momento de la venta su valor contable era de MM$ 83 y su precio de venta fue MM$ 1.453, generando una utilidad por venta de MM$ 1.370, incluida en el rubro otros ingresos operacionales del Estado Consolidado de Resultados.

Tal como se expone en la letra c) de la Nota 03, con fecha 30 de Abril y 30 de Junio de 2010, Banco Santander Chile, realiza las siguientes ventas de sucursales:  5 sucursales en Abril generando un resultado MM$ 6.620 y 11 sucursales en Junio generando un resultado por MM$ 6.355.

Como también indica la letra c) de la Nota 03, Al 30 de Septiembre Banco Santander Chile licitó la venta de 15 sucursales, siendo adjudicada por la Compañía de Seguros "CorpSeguros S.A" lo que generará una utilidad aproximada de MM$10.148 incluida en el rubro "otros ingresos operacionales".

(*) Se incluye en este rubro, la liberación de provisiones adicionales por MM$ 33.022

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°30 - OTROS INGRESOS Y GASTOS OPERACIONALES, continuación:

b)	Otros gastos operacionales está conformado por los siguientes conceptos:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Provisiones y gastos de bienes recibidos en pago
Castigos de bienes recibidos en pago	7.615	2.599	9.163	5.632
Provisiones por bienes recibidos en pago	1.806	475	4.106	2.297
Gastos por mantención de bienes recibidos en pago	473	785	1.665	2.120
Subtotales	9.894	3.859	14.934	10.049

Gastos de tarjetas de crédito
Gastos de tarjetas de crédito	1.036	675	2.572	2.287
Membresías tarjetas de crédito	1.005	714	2.603	2.071
Subtotales	2.041	1.389	5.175	4.358
Servicios a clientes	1.790	1.819	6.528	6.138

Otros gastos
Castigos operativos	1.308	543	2.287	1.799
Pólizas de seguros de vida y seguros generales de productos	1.468	1.074	4.272	3.363
Impuesto adicional por gastos pagados al exterior	546	389	1.541	1.266
Gastos de créditos hipotecarios	510	237	1.105	567
Gastos por operaciones de comercio exterior	21	190	112	296
Resultados por operaciones de leasing	1	(351)	74	776
Provisiones por contingencias	1.619	(7.322)	12.267	234
Gastos por terremoto	2.544	-	2.544	-
Otros	333	95	1.440	786
Subtotales	8.350	(5.145)	25.642	9.087

Totales	22.075	1.922	52.279	29.632

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°31 - OPERACIONES CON PARTES RELACIONADAS:

Se consideran “partes relacionadas” al Banco, adicionalmente a las entidades dependientes y asociadas, el “personal clave” de la Dirección del Banco (miembros del Directorio del Banco y además los Gerentes de Banco Santander Chile y sus afiliadas, junto a sus familiares cercanos), así como las entidades sobre las que el personal clave pueda ejercer influencia significativa o control.

Adicionalmente, el Banco ha considerado como parte relacionada a las diferentes sociedades que forman parte del Grupo Santander a nivel mundial, en el entendido, que todas ellas poseen una matriz común, esto es, Banco Santander S.A. (radicado en España).

El artículo 89 de la Ley sobre Sociedades Anónimas, que se aplica también a los bancos, establece que cualquier operación con una parte relacionada debe efectuarse en condiciones de equidad, similares a las que habitualmente prevalecen en el mercado.

Por otra parte, el artículo 84 de la Ley General de Bancos establece límites para los créditos que pueden otorgarse a partes relacionadas y la prohibición de otorgar créditos a los directores, gerentes o apoderados generales del Banco.

A continuación se indican las transacciones realizadas por el Banco con las partes relacionadas a éste, para su mejor comprensión, hemos dividido la información en cuatro categorías:

Sociedades del Grupo Santander
Esta categoría incluye a todas las sociedades pertenecientes al Grupo Santander a nivel mundial, y por tanto, incluye también aquellas sociedades donde el Banco ejerce algún grado de control (entidades dependientes y propósito especial).

Empresas asociadas
Esta categoría se incluyen a aquellas entidades donde el Banco, de acuerdo a lo señalado en la letra b) de la Nota 01 de los presentes Estados Financieros, ejerce algún grado de influencia significativa sobre éstas y que, en general, corresponden a las denominadas “sociedades de apoyo al giro”.

Personal clave
Esta categoría incluye a los miembros del Directorio del Banco y además los gerentes de Banco Santander Chile y sus afiliadas, junto a sus familiares cercanos.

Otros
En esta categoría se incluyen a aquellas partes relacionadas no incluidas en los grupos anteriormente descritos y que, en general, corresponden a aquellas entidades sobre las que el personal clave pueda ejercer influencia significativa o control.

Las condiciones de las transacciones con las partes vinculadas son equivalentes a las que se dan en transacciones hechas en condiciones de mercado o se han imputado las correspondientes retribuciones en especie.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°31 - OPERACIONES CON PARTES RELACIONADAS, continuación:

a)	Créditos con partes relacionadas:

A continuación se muestran los créditos y cuentas por cobrar además de los créditos contingentes, correspondientes a entidades relacionadas:

	Al 30 de Septiembre de 2010				Al 31 de Diciembre de 2009
	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros
	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Créditos y cuentas por cobrar
Colocaciones comerciales	35.352	676	2.375	11.554	11.331	914	2.840	108.372
Colocaciones para vivienda	-	-	14.269	-	-	-	12.754	-
Colocaciones de consumo	-	-	1.795	-	-	-	1.744	-
Créditos y cuentas por cobrar	35.352	676	18.439	11.554	11.331	914	17.338	108.372

Provisión sobre colocaciones	(267)	(1)	(22)	(7)	(13)	(1)	(11)	(298)
Colocaciones netas	35.085	675	18.417	11.547	11.318	913	17.327	108.074

Garantías	591	-	17.247	1.151	4.552	-	45.550	596

Créditos contingentes
Avales y fianzas	-	-	-	-	-	-	-	-
Cartas de crédito	758	-	-	-	1.868	-	-	-
Boletas de garantía	22.988	-	-	123	134.644	-	-	259
Créditos contingentes	23.746	-	-	123	136.512	-	-	259

Provisiones sobre créditos contingentes	(2)	-	-	-	(21)	-	-	-

Colocaciones contingentes netas	23.744	-	-	123	136.491	-	-	259

El movimiento de créditos con partes relacionadas al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009 ha sido el siguiente:

	Al 30 de Septiembre de 2010				Al 31 de Diciembre de 2009
	Sociedades	Empresas	Personal		Sociedades	Empresas	Personal
	del Grupo	Asociadas	Clave	Otros	del Grupo	Asociadas	Clave	Otros
	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Saldo al 01 de Enero	147.843	914	17.339	108.631	107.815	51	14.845	110.099
Nuevos préstamos	7.192	255	4.790	8.704	176.516	2.268	8.279	30.220
Pagos	(95.937)	(493)	(3.690)	(105.658)	(136.488)	(1.405)	(5.785)	(31.688)

Totales	59.098	676	18.439	11.677	147.843	914	17.339	108.631

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°31 – OPERACIONES CON PARTES RELACIONADAS, continuación:

c)	Activos y pasivos con partes relacionadas:

	Al 30 de Septiembre de 2010				Al 31 de Diciembre de 2009
	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros
	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Activos
Efectivo y depósitos en Bancos	53.633	-	-	-	336.492	-	-	-
Instrumentos para negociación	-	-	-	-	-	-	-	-
Contratos de retrocompra y préstamos de valores	-	-	-	-	-	-	-	-
Contratos de derivados financieros	523.384	-	-	-	405.411	-	-	-
Instrumentos de inversión disponibles para la venta	-	-	-	-	-	-	-	-
Otros activos	114.928	-	-	-	117.060	-	-	-

Pasivos
Depósitos y otras obligaciones a la vista	4.605	624	1.616	8.847	1.503	6.238	502	925
Contratos de retrocompra y préstamos de valores	38.329	-	-	-	-	-	-	-
Depósitos y otras captaciones a plazo	848.047	-	1.208	49.131	411.295	-	1.126	21.652
Contratos de derivados financieros	336.892	-	-	-	245.574	-	-	-
Instrumentos de deuda emitidos	10.087	-	-	-	89.258	-	-	-
Otras obligaciones financieras	119.002	-	-	-	55.156	-	-	-
Otros pasivos	394	-	-	-	310	-	-	-

d)	Resultados reconocidos con partes relacionadas:

	Por el trimestre terminado al 30 de Septiembre de 2010				Por el trimestre terminado al 30 de Septiembre de 2009
	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros
	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Ingreso (gasto) reconocido
Ingresos y gastos por intereses y reajustes	(2.387)	9	287	(86)	(4.624)	6	5	(32)
Ingresos y gastos por comisiones y servicios	18.556	(26)	11	66	16.021	26	8	(32)
Utilidad neta de operaciones financieras y resultados de cambio(*)	151.954	-	(7)	6.477	(85.380)	-	(2)	(1.163)
Otros ingresos y gastos de operación	(1.286)	-	-	-	(997)	-	-	-
Remuneraciones y gastos del personal clave	-	-	(7.733)	-	-	-	(7.521)	-
Gastos de administración y otros	(3.839)	(4.341)	-	-	(3.437)	(8.405)	-	-

Totales	162.998	(4.358)	(7.442)	6.457	(78.417)	(8.373)	(7.510)	(1.163)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS
NOTA N°31 - OPERACIONES CON PARTES RELACIONADAS, continuación:

	Por el período de 09 meses terminado al 30 de Septiembre de 2010				Por el período de 09 meses terminado al 30 de Septiembre de 2009
	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros	Sociedades del Grupo	Empresas asociadas	Personal clave	Otros
	MM$	MM$	MM$	MM$	MM$	MM$	MM$	MM$

Ingreso (gasto) reconocido
Ingresos y gastos por intereses y reajustes	(7.385)	39	768	459	(19.554)	30	93	(822)
Ingresos y gastos por comisiones y servicios	50.735	2	69	118	40.057	28	57	98
Utilidad neta de operaciones financieras y resultados de cambio(*)	98.131	-	(18)	1.479	79.374	-	(2)	1.141
Otros ingresos y gastos de operación	(3.551)	-	-	-	(3.204)	-	-	-
Remuneraciones y gastos del personal clave	-	-	(21.480)	-	-	-	(21.472)	-
Gastos de administración y otros	(14.466)	(14.788)	-	-	(10.097)	(16.877)	-	-

Totales	123.464	(14.747)	(20.661)	2.056	86.576	(16.819)	(21.324)	417

(*) Corresponde a contratos de derivados que cubren posiciones del Grupo en Chile.

e)	Pagos al Directorio y personal clave de la gerencia

Las remuneraciones recibidas por el personal clave de la dirección, dentro de los cuales se considera el Directorio y todos los ejecutivos con cargo de Gerente, que se presentan en el rubro “Remuneraciones y gastos de personal” y/o “Gastos de administración” del Estado Intermedio Consolidado de Resultados, corresponden a las siguientes categorías:

	Por el trimestre terminado al 30 de Septiembre de		Por el período de 09 meses terminado al 30 de Septiembre de
	2010	2009	2010	2009
	MM$	MM$	MM$	MM$

Remuneraciones del personal	3.736	3.402	10.853	9.997
Remuneraciones del Directorio	245	161	644	484
Bonos o gratificaciones	2.159	2.567	6.647	7.754
Compensaciones en acciones	390	419	1.230	1.257
Gastos de capacitación	18	25	32	49
Indemnizaciones por años de servicios	723	440	726	1.167
Fondos de salud	62	57	179	183
Otros gastos de personal	109	425	294	556
Plan de pensiones	291	25	875	25
Totales	7.733	7.521	21.462	21.472

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°31 - OPERACIONES CON PARTES RELACIONADAS, continuación:

f)       Conformación del personal clave

Al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009, la conformación del personal clave del Banco se encuentra conformada de la siguiente forma.

	N° de ejecutivos
Cargos	30 de Septiembre de 2010	31 de Diciembre de 2009

Directores	13	13
Gerentes de división	14	13
Gerentes de área	80	83
Gerentes	62	58

Totales personal clave	169	167

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°32 - VALOR RAZONABLE DE ACTIVOS Y PASIVOS FINANCIEROS:

El valor razonable se define como la cantidad a la que un instrumento financiero (activo o pasivo) podría ser entregado o liquidado, respectivamente, en esa fecha entre dos partes, independientes y expertas en la materia, que actuasen libre y prudentemente, o sea no en una venta forzada o liquidación. La referencia más objetiva y habitual del valor razonable de un activo o pasivo es el precio cotizado que se pagaría por él en un mercado organizado y transparente (“valor razonable estimado”).

Para aquellos instrumentos financieros sin los precios de mercado disponibles, los valores razonables se han estimado utilizando transacciones recientes de instrumentos análogos y, en su defecto, los valores actuales u otras técnicas de valuación basadas en modelos matemáticos de valoración suficientemente contrastados por la comunidad financiera internacional. En la utilización de estos modelos, se tienen en consideración las peculiaridades específicas del activo o pasivo a valorar y, muy especialmente, los distintos tipos de riesgos que el activo o pasivo lleva asociados.

Estas técnicas son inherentemente subjetivas y se ven significativamente afectadas por los supuestos utilizados, incluyendo la tasa de descuentos, las estimaciones de flujos de efectivo futuros y las hipótesis de prepago. En ese sentido, pueden dar lugar a que el valor razonable así estimado de un activo o pasivo no coincida exactamente con el precio al que el activo o pasivo podría ser entregado o liquidado en la fecha de su valoración y no puedan ser justificadas en comparación con mercados independientes.

Contratos de derivados financieros

El valor razonable estimado de los contratos de forwards de divisas se calculó utilizando los precios cotizados en el mercado de instrumentos financieros de características similares.

El valor razonable de los swaps de tipos de interés representa el importe estimado que el Banco espera recibir o pagar para rescindir los contratos o acuerdos, teniendo en cuenta las estructuras de plazos de la curva de tipo de interés, volatilidad del subyacente y el riesgo de crédito de las contrapartes.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°32 - VALOR RAZONABLE DE ACTIVOS Y PASIVOS FINANCIEROS, continuación:

Si no existen precios cotizados en el mercado (directos o indirectos) para algún instrumento derivado, las respectivas estimaciones de valor razonable se han calculado utilizando modelos y técnicas de valuación tales como Black-Scholes, Hull y simulaciones de Monte Carlo y considerando las entradas/insumos relevantes tales como volatilidad de opciones, correlaciones observables entre subyacentes, riesgo de crédito de las contrapartes, la volatilidad implícita del precio, velocidad con que la volatilidad revierte a su valor medio, relación lineal (correlación) entre el valor de una variable de mercado y su volatilidad, entre otras.

Medida del valor razonable y jerarquía

La NIC 39 establece una jerarquía de valor razonable, que segrega los insumos y/o supuestos de técnicas de valoración utilizados para medir el valor razonable de instrumentos financieros. La jerarquía brinda la máxima prioridad a precios cotizados no ajustados en mercados activos, para activos o pasivos idénticos (nivel 1) y la más baja prioridad a las medidas que implican importantes entradas o insumos no observables (nivel 3 mediciones). Los tres niveles de la jerarquía de valor razonable son los siguientes:

Nivel 1: entradas/insumos con precios cotizados (no ajustados) en mercados activos para activos y pasivos idénticos para los cuales el Banco tiene la capacidad de acceder a la fecha de medición.

Nivel 2: entradas/insumos distintas a los precios cotizados incluidos en el nivel 1 que son observables para activos o pasivos, directa o indirectamente.

Nivel 3: entradas/insumos no observables para el activo o pasivo.

El nivel en la jerarquía en el que una medición se clasifica, se basa en el nivel más bajo de la entrada/insumo que es significativo para la medición como tal del valor razonable en su totalidad.

Actualmente el Banco ha determinado ciertos instrumentos financieros como de nivel 3, debido a que el cálculo realizado a valor de mercado se basa en información de modelamientos internos, los cuales no son observables en el mercado.

Los siguientes instrumentos financieros son clasificados a nivel 3:

Tipo de intrumento financiero	Modelo utilizado en valoración	Descripción
Caps/Floors/Swaptions	Modelo Black Normal para Cap/Floors y Swaptions	No hay input observable de volatilidad implícita.

Opciones UF	Black – Scholes	No hay input observable de volatilidad implícita.

CCS con Ventana	Hull-White	Modelo Hibrido HW para tasas y moción browniana para FX. No hay input observable de volatilidad implícita.

CCS (METRO)	FRA Implícito	Start Fwd no soportadas por MUREX (plataforma) debido a la estimación UF fwd.

CCS, IRS, CMS en TAB	Varios	Valorización obtenida usando curva de interés interpolando a vencimiento de flujos, no obstante TAB no es una variable directamente observable ni correlacionada a ningún insumo de mercado.

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°32 - VALOR RAZONABLE DE ACTIVOS Y PASIVOS FINANCIEROS, continuación:

La siguiente tabla presenta los activos y pasivos que son medidos a valor razonable en una base recurrente, al 30 de Septiembre de 2010 y al 31 de Diciembre de 2009:

	Medidas de valor razonable
30 de Septiembre de	2010	Nivel 1	Nivel 2	Nivel 3
	MM$	MM$	MM$	MM$

Activos
Instrumentos para negociación	397.342	397.342	-	-
Instrumentos disponibles para la venta	1.601.025	1.601.025	-	-
Derivados	1.656.370	-	1.545.452	110.918
Totales	3.654.737	1.998.367	1.545.452	110.918

Pasivos
Derivados	1.652.195	-	1.647.480	4.715
Totales	1.652.195	-	1.647.480	4.715

	Medidas de valor razonable
31 de Diciembre de	2009	Nivel 1	Nivel 2	Nivel 3
	MM$	MM$	MM$	MM$

Activos
Instrumentos para negociación	798.539	798.539	-	-
Instrumentos disponibles para la venta	1.830.090	1.830.090	-	-
Derivados	1.393.878	-	1.185.202	208.676
Totales	4.022.507	2.628.629	1.185.202	208.676

Pasivos
Derivados	1.348.906	-	880.060	468.846
Totales	1.348.906	-	880.060	468.846

La siguiente tabla presenta la actividad del Banco para activos y pasivos medidos a valor justo en base recurrente usando entradas significativas sin observar (nivel 3) al 30 de Septiembre de 2010 y 2009:

	Activos	Pasivos
	MM$	MM$

Al 31 de Diciembre de 2008	81.304	(51.401)

Del 01 de Enero al 30 de Septiembre de 2009 Ganancias (pérdidas) totales realizadas y no realizadas:
Incluidas en ganancias	52.505	(9.233)
Incluidas en resultados integrales	-	-
Compras, emisiones y colocaciones (netas)	-	-

Resultado acumulado al 30 de Septiembre de 2009	133.809	(60.634)

Ganancias o pérdidas totales incluidas en resultado atribuible al cambio en ganancias (pérdidas) no realizadas relativas a activos o pasivos al 30 de Septiembre de 2009	52.505	(9.233)

BANCO SANTANDER CHILE Y AFILIADAS
NOTAS A LOS ESTADOS FINANCIEROS INTERMEDIOS CONSOLIDADOS

NOTA N°32 - VALOR RAZONABLE DE ACTIVOS Y PASIVOS FINANCIEROS, continuación:

	Activos	Pasivos
	MM$	MM$

Al 31 de Diciembre de 2009	212.218	(468.848)

Ganancias (pérdidas) totales realizadas y no realizadas:
Incluidas en ganancias	44.616	(9.789)
Incluidas en resultados integrales	-	-
Compras, emisiones y colocaciones (netas)	-	-

Resultado acumulado al 30 de Septiembre de 2010	256.834	(478.637)

Ganancias o pérdidas totales incluidas en resultado del 2010 atribuibles al cambio en ganancias (pérdidas) no realizadas relativas a activos o pasivos al 30 de Septiembre de 2010	44.616	(9.789)

Las ganancias (pérdidas) realizadas y no realizadas incluidas en resultado para Septiembre 2010 y 2009 de los activos y pasivos valorados a valor razonable sobre una base recurrente mediante significativas entradas no observables (nivel 3), se registran en el Estado de Resultados dentro del rubro “Utilidad neta de operaciones financieras”.

El efecto potencial al 30 de Septiembre de 2010 y 2009 sobre la valoración de los activos y pasivos valorados a valor razonable sobre una base recurrente mediante significativas entradas no observables (nivel 3) que se derivaría de un cambio en las principales hipótesis en el caso de utilizar otras hipótesis razonablemente posibles menos favorables o más favorables que las empleadas, no es considerado significativo para el Banco.

NOTA N°33 - HECHOS POSTERIORES:

Entre el 01 de Octubre de 2010 y la fecha de emisión de estos Estados Financieros (25 de Octubre de 2010) , no han ocurrido otros hechos que pudieran afectar significativamente la interpretación de los mismos.

FELIPE CONTRERAS FAJARDO Gerente de Contabilidad	CLAUDIO MELANDRI HINOJOSA Gerente General